File No. 333-76344

811-10621

Securities and Exchange Commission

Washington, D.C. 20549

Form N-6

☑	Registration Under the Securities Act of 1933

☐	Pre-Effective Amendment Number ____

☑	Post Effective Amendment Number 19

And/or

☑	Registration Statement Under the Investment Company Act of 1940

☑	Amendment No. 19

National Security Variable Account L

(Exact Name of Registrant)

National Security Life and Annuity Company

(Name of Depositor)

810 Seventh Avenue

New York, New York 10019

(Address of Depositor’s Principal Executive Offices)

1-877-446-6060

(Depositor’s Telephone Number, including Area Code)

Kimberly A. Plante, Vice President & Counsel

The Ohio National Life Insurance Company

P.O. Box 237

Cincinnati, Ohio 45201

(Name and Address of Agent for Service)

Copy to:

Chip C. Lunde

Carlton Fields

1025 Thomas Jefferson Street, NW, Suite 400 East

Washington, DC 20007-5208

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☑	on May 1, 2018 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	on (date) pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

Security Advantage VUL

Flexible Premium Variable Universal Life Insurance Policy
Issued by

National Security Life and Annuity Company
National Security Variable Account L

Administrative Office: One Financial Way • Cincinnati, Ohio 45242 • (877) 446-6060

This prospectus describes an individual, flexible premium variable life insurance policy (called the “policy”, or the “contract”) offered through National Security Variable Account L (“VAL”), a separate account of ours. We are National Security Life and Annuity Company (“National Security”).

This policy provides life insurance protection. Although you may allocate your net premium payments to registered investment companies (called a “Fund” or the “Funds”), your premium payments are not an investment in a retail mutual fund. Each Fund may have several series or portfolios (“portfolios”) that use different investment strategies or invest in different securities. VAL is the registered shareholder of the Funds’ shares. VAL purchases portfolio shares in accordance with your premium allocation choices and maintains the shares in Subaccounts (“Subaccounts”) of VAL. We may use the term “portfolios” or “Subaccounts” interchangeably to refer to the underlying investment choices.

This policy (i) is not a deposit or obligation of a bank, (ii) is not guaranteed by a bank, (iii) is not insured by the FDIC or any other government agency, and (iv) may go down in value.

To learn more about this policy and National Security, you can obtain a copy of the Statement of Additional Information (“SAI”) dated May 1, 2018. We have incorporated the SAI into this prospectus by reference. You can request a free copy by contacting us, contacting your registered representative or by logging onto the Securities and Exchange Commission’s website at http://www.sec.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You should retain this prospectus for future reference. For information related to the portfolios to which you may allocate premium payments, please refer to the current fund prospectuses which should accompany this prospectus.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. The company does not authorize any information or representations regarding the variable aspects of the policy described in this prospectus other than as contained in this prospectus, the fund prospectuses or the statements of additional information of the funds.

Although this is a life insurance policy, your variable universal life insurance policy is different from a whole-life or term-life insurance policy. You may allocate your net premium payments among up to 18 of the investment options we offer, including the General Account. However, you will not own the shares of the portfolio. VAL is the registered owner of the portfolio shares. The portfolios are registered mutual funds that sell their shares only to registered separate accounts that support variable life insurance policies and variable annuity contracts. Within VAL, we have established Subaccounts that invest in the shares of the portfolios based on Policyholders’ premium allocations. We have listed the available portfolios in this prospectus, along with their respective investment advisers or investment subadvisers. The accompanying Fund prospectuses contain important information that describe the portfolios in more detail. If you did not receive the Fund prospectuses, please contact us or your registered representative. Your policy’s Accumulation Value will reflect the investment performance of the portfolios you select and is not guaranteed.

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SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy’s important benefits and risks. Following the summary, the prospectus discusses the benefits and risks in more detail.

Policy Benefits

Death Benefit — You may select one of two Death Benefit options — the level option (Option A) or the variable option (Option B). With certain limitations, you may also change Death Benefit options during the life of the policy. The Death Benefit under the level option is the Stated Amount. The Death Benefit under the variable option is the Stated Amount plus the Accumulation Value on the date of death.

Death Benefit Guarantee — The policy includes a Death Benefit Guarantee. Under this provision, we guarantee that the Death Benefit during the Death Benefit Guarantee period will not be less than the Stated Amount, provided you pay the Minimum Premium for each month that the Death Benefit Guarantee is active. Accordingly, adverse portfolio investment performance will not cause the policy to lapse as long as the Death Benefit Guarantee is in effect.

Loans — You may borrow against the Loan Value of your policy after the first Policy Year. The Loan Value is the Cash Surrender Value less the cost of insurance charges for the rest of the current Policy Year and will never be less than 90% of your Cash Surrender Value. Loan interest at a rate of 5.00% is taken from your cash surrender value and then credited to your loan collateral account. Due to the compounding of interest paid at the beginning of the year this amount is equal to an annual rate of 5.26% if the interest was paid at the end of the year. Any outstanding policy indebtedness will be deducted from Proceeds payable at the Insured’s death or upon maturity or surrender of the policy.

We will withdraw loan amounts and any unpaid interest thereon pro rata from the variable subaccounts and the General Account. Accumulation value in each subaccount equal to the policy indebtedness so withdrawn will be transferred to the loan collateral account. If loan interest is not paid when due, it becomes loan principal. Accumulation value held in the loan collateral account earns interest daily at an annual rate guaranteed to be at least 4.00%.

Preferred Loans — Preferred loans are available at any time on or after the 10th policy anniversary. In the first policy year in which you take a preferred loan, the maximum preferred loan available is 10% of the gross loan value. The gross loan value is the Cash Surrender Value, minus enough to cover the monthly charges to the next policy anniversary. In later policy years, you may increase your preferred loan by an amount no greater than 10% of the gross loan value. Loan interest on preferred loans is payable in advance at a rate of 3.846%. This amount is equal to an annual rate of 4% if the interest was paid at the end of the year. The interest rate credited to the accumulation value equal to the loaned amount under this preferred loan provision is 4.00%.

Surrender Privileges — At any time you may surrender your policy in full and receive the Cash Surrender Value. Your policy also gives you a partial surrender right. At any time after the first policy anniversary from the issue date, you may withdraw part of your Cash Surrender Value. Such withdrawals will reduce your policy’s Death Benefit and may be subject to a Surrender Charge.

Free Look/Right to Return the Policy — Following the initial purchase of your policy or following any subsequent increase in the Stated Amount of your policy, you are entitled to a free look period. During the free look period, you may cancel the policy or increase, as applicable, and we will refund all the money you have paid for the policy or for the increase, as applicable, or the policy’s current value, depending on your state’s laws. Typically, the free look period expires 20 days from your Receipt of the policy or increase, although the free look period may be longer or shorter in some states.

Variable Investment Choices — Your policy permits you to allocate Net Premiums among up to 18 of the investment options we offer, which include the General Account and the variable portfolios listed in this prospectus. The portfolios are mutual funds registered under the Investment Company Act of 1940. Although you allocate your premiums to the portfolios, you do not own the shares of the portfolios. Portfolio shares are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies and, in some cases, to tax-qualified retirement plans.

For additional information concerning the Funds, including their investment objectives and associated charges and expenses, see the Fund prospectuses, which should accompany this prospectus. Read them carefully before investing. The Fund prospectuses may contain information about other funds that are not available as investment options for your policy. You cannot be sure that any Fund will achieve its stated objectives and policies.

General Account — You may elect to allocate Net Premiums to the General Account or to transfer Accumulation Value to the General Account from the Subaccounts of VAL. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that your Accumulation Value in the General Account will accrue interest daily at an effective annual rate of at least 4.00%, without regard to the actual investment experience of the General Account.

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Flexibility/Allocation of Premiums — You may allocate your Net Premiums among up to 18 investment options, including the variable Subaccounts and the General Account, in any combination of whole percentages. You indicate your initial allocation in the policy application. Thereafter, you may transfer accumulation values and reallocate future premiums.

Transfers — We allow transfers of Accumulation Values among the Subaccounts of VAL and to the General Account at any time. Transfers from the General Account to the Subaccounts of VAL are subject to certain restrictions and allocation of substantial sums to the General Account reduces the flexibility of the policy.

Tax Benefits — All Death Benefits paid under the policy will generally be excludable from the Beneficiary’s gross income for federal income tax purposes. Under current federal tax law, as long as the policy qualifies as a “life insurance policy,” any increases in Accumulation Value attributable to favorable investment performance should accumulate on a tax deferred basis in the same manner as with traditional whole life insurance.

Policy Risks

Liquidity Risk — Access to the value in your policy through loans or partial or full surrenders is subject to certain restrictions. Due to the deduction of policy fees and expenses, and due to the charge imposed on surrenders, not all of your policy value is immediately available. In addition, amounts allocated to the General Account are subject to restrictions on the amount that may be transferred to the Subaccounts.

Because of the limited liquidity and the substantial nature of the Surrender Charge in the early years of your policy (and following any increase in Stated Amount), the policy is not a suitable short-term investment.

Investment Performance — If you allocate your Net Premiums to the Subaccounts that invest in the portfolios, you will be subject to the risk that the investment performance will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Accumulation Value will decrease. You are also subject to the risk that the portfolio(s) you select will have less favorable performance than other portfolios. You may have to pay additional premiums to keep the policy in force. It is possible to lose money by purchasing this policy.

Termination or Lapse — If the Cash Surrender Value in your policy is not enough to pay the monthly charges associated with your policy and the Death Benefit Guarantee is not active, your policy will enter a 61 day grace period that begins on the due date of the monthly charges. We will notify you in writing during the grace period that your policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient premium payment. In some states, we will also notify any secondary addressee on the policy. The premium payment necessary to keep a policy from lapsing at the end of the grace period may be substantially more than your planned premium. Absent receipt of the full amount of the premium payment necessary at the time you make the payment (which may be more or less than the Amount Due on your notice depending on the investment performance of your Subaccounts), your policy may still be subject to lapse. A lapsed policy may be reinstated, subject to certain restrictions.

Impact of Loans — A policy loan, whether or not repaid, will affect the Accumulation Value over time because we subtract the amount of the policy loan from the Subaccounts and/or the General Account as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the General Account. The amount of any policy loan will also count against the cumulative total premium payments you have made, which could cause the Death Benefit Guarantee to lapse.

We reduce the amount we pay to the Beneficiary upon the Insured’s death by any outstanding policy debt. Your policy may lapse (terminate without value) if policy debt plus any unearned loan interest reduces your net surrender value to zero.

If you surrender the policy or allow it to lapse while a policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Adverse Tax Consequences — Under certain circumstances (usually if your premium payments in the first seven Policy Years or less exceed specified limits established by the Internal Revenue Service), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59½ may be subject to a 10% penalty tax. In addition, currently favorable tax laws with regards to life insurance may change.

Regarding preferred loans, it is possible that the Internal Revenue Service could deem preferred loans as distributions from the policy, thereby subjecting the loan amount to possible tax and penalties.

Death Benefit Proceeds may be subject to estate taxes.

Termination of the Death Benefit Guarantee — Your policy makes available a Death Benefit Guarantee period during which the policy will not lapse despite negative investment performance, provided you pay the Minimum Premium. Even if you have a Death Benefit Guarantee, you must monitor the investment performance of the policy as you near the end of your

Form 6721-NSLAC	4

Death Benefit Guarantee period. It is possible for your policy to technically be in lapse, but be maintained by the Death Benefit Guarantee. If this is the case, at the end of the Death Benefit Guarantee period, your policy will lapse, subject to the 61 day grace period that begins on the due date of the monthly charges, during which time it will be necessary to make additional premium payments to maintain the policy. See the additional risks listed above for the impact of a lapsed policy.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in the respective portfolio’s prospectus. Please refer to each portfolio’s prospectus and read it carefully for more information before investing. Copies of each portfolio’s prospectus can be obtained by contacting us at 1-877-446-6060 or by writing to National Security at One Financial Way, Cincinnati, Ohio, 45242. Copies are also on file with the Securities and Exchange Commission and are available on the Commission’s EDGAR System found at www.sec.gov. There is no assurance that any of the portfolios will achieve its stated investment objective.

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FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy or transfer the cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Distribution Charge	Upon receipt.	4.9% of premiums of premiums for the first 10 policy years. In policy years 11 and later, this charge is reduced to 3.9%.
State Premium Taxes	Upon receipt.	2% of premiums.
Surrender Charge

Deducted from the Accumulation Value during the first 15 policy years, and for 15 years following an increase in the stated amount, in the event of a full surrender, partial surrender, lapse and decrease in stated amount.

Maximum		$132.66 per $1000 of Stated Amount.(1)
Minimum		$12.29 per $1000 of Stated Amount.(2)
Representative Insured (45 year old male, non-tobacco, in the standard risk class, with death benefit option A and $100,000 Stated Amount.(3)	Upon surrender of the policy after the first policy year.	$2,197.00
Transfer Fees
Maximum	Upon the applicable transfer.	$15.00 per transfer.(4)
Illustration Charge
Maximum	Upon your request.	$100 per request.(5)
Annual Report of Policyholder’s account
Maximum	Upon special request.(6)	$100 per request.
Reinstatement Fee	Upon reinstatement within 5 years.	Monthly cost of insurance from the grace period, plus 2 months policy charges.
Administrative Fee
Maximum	Upon partial surrender.	The lesser of $25 or 2% of the amount surrendered.
Regular Loan Interest
Maximum	Applied annually.	5.00% of regular loan account balance.
Preferred Loan Interest
Maximum	Applied annually.	3.846% of preferred loan account balance.

OPTIONAL RIDERS:

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Lifetime Advantage Rider. Allows for up to one half of the death benefit (up to $250,000) to be paid in advance of the death of the insured in the event of terminal illness
Maximum	Upon submission of a claim.(7)	Reduction of remaining death benefit by up to 10% of the amount taken under the rider.
Exchange of Life Insured
Maximum	At time of exchange.(12)	$75.00 per exchange.

(1) Maximum surrender charge is for a male, age 80 smoker, surrendering in the first policy year.

(2) Minimum surrender charge is for a female, age 0, standard class, surrendering in the first policy year.

(3) These characteristics describe a representative insured. Please note that the charges will vary based upon your age, gender and risk class. Surrender charges specific to your policy can be obtained by calling National Security at 1-877-446-6060.

(4) Currently $3.00 per transfer, with the first 12 transfers during any given Policy Year free.

(5) Currently, standard, automated illustrations are provided at no charge. We may charge up to $100 for illustrations which require manual calculations or manipulation or revision to the generating software. Manual calculations are required for illustrations involving increase in death benefits, addition of new riders and cases in lapse pending.

(6) Please see definition of special request under “Illustration Charge and Charge for Annual Report of Account Status.”

(7) Charge only applies if you have elected to add the specified rider to your policy. Not all riders are available in all states.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*
Maximum	Monthly.	$83.33 per $1000 of Stated Amount.(1)
Minimum		$0.045 per $1000 of Stated Amount.(2)
Representative Insured (45 year old male, non-tobacco, standard risk class, $100,000 Stated Amount)(3)		$0.25 per $1000 of Stated Amount.
Maintenance Fee
Maximum	Monthly.	$7.00 per month.
Risk Charge
Maximum	Daily.	0.75% of the variable Accumulation Value (annualized).(4)
OPTIONAL RIDERS: Continuation of Coverage Rider
Maximum	Monthly.**	$0.20 per $1000 of stated amount.(5)
Minimum		$0.00 per $1000 of stated amount.(6)
Representative Insured (male, age 45, non-tobacco)		$0.0003 per $1000 of stated amount.
Accidental Death Benefit
Maximum	Monthly.**	$0.29 per $1000 of Stated Amount.(7)

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Minimum		$0.05 per $1000 of Stated Amount.(8)
Representative Insured (male, aged 45, standard risk class)		$0.077 per $1000 of Stated Amount.
Guaranteed Purchase Option
Maximum	Monthly.**	$0.19 per $1000 of Stated Amount.(9)
Minimum		$0.03 per $1000 of Stated Amount.(10)
Representative Insured (25 year old insured)		$0.10 per $1000 of Stated Amount.
Waiver of Premium for Total Disability
Maximum	Monthly.**	$0.18 per $1.00 of stipulated premium.(11)
Minimum		$0.01 per $1.00 of stipulated premium.(12)
Representative Insured (male, age 45, non-tobacco, standard risk class)		$0.03 per $1.00 of stipulated premium.

 * The cost of insurance varies based on individual characteristics. The cost of insurance charge shown in the table may not be representative of the charge that a particular Policyholder will pay. Please contact your representative for a quote of what your charge would be. If you are not sure who your representative is, contact us at 1-877-446-6060 to find out your representative of record. Maximums will not exceed charges posted in the 1980 Commissioner’s Standard Ordinary Mortality tables. The tables are adopted by the various Departments of Insurance to determine amounts necessary to calculate Cash Values and Policy reserves.

** Charge only applies if you have elected to add the specified rider to your policy.

(1) The maximum cost of insurance charge is for a male, smoker, age 99.

(2) The minimum cost of insurance charge is for a female, age 0, standard class.

(3) The characteristics describe a representative insured. Please note that the charges will vary based upon your age, gender, risk class, and stated amount. Surrender charges specific to your policy can be obtained by calling National Security at 1-877-446-6060.

(4) Your risk charge may be reduced at certain breakpoints based on your Accumulation Value. Please see “Risk Charge” for more information.

(5) Maximum charge is for a female, age 80, super-preferred non-smoker.

(6) Minimum charge is for a male, age 18, smoker class.

(7) Maximum charge is for a male, age 69, Table D rated class.

(8) Minimum charge is for a female, age 0.

(9) Maximum charge is for a 39 year old insured.

(10) Minimum charge is for a 0 year old insured.

(11) Maximum charge is for a male, age 59, smoker, Table D rated.

(12) Minimum charge is for a female, age 18, non-smoker.

The following table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Annual Portfolio Operating Expenses

	Minimum	Maximum
(Expenses deducted from portfolio assets, including management fees, 12b-1 fees and other portfolio operating expenses.)	0.35%	2.48%

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GENERAL DESCRIPTION OF NATIONAL SECURITY

National Security Life and Annuity Company

National Security is licensed to issue life insurance and annuities in 18 states and the District of Columbia. We were originally established as an insurance company under the laws of the State of New York in 1973 as The Urbaine Life Reinsurance Company. In 1993, the company was purchased by Security Life of Denver Insurance Company and our name was changed to First ING Life Insurance Company of New York. Our name was changed to National Security Life and Annuity Company on January 4, 2002, when we were purchased by SMON Holdings, Inc., a Delaware corporation which was owned jointly by Security Mutual Life Insurance Company of New York (“Security Mutual”) and The Ohio National Life Insurance Company (“Ohio National Life”). In March 2007, Ohio National Life and Security Mutual became direct owners of our stock after SMON Holdings, Inc. was dissolved, and Ohio National Life purchased additional shares of our stock from Security Mutual, increasing its ownership to over 80% of our outstanding stock. In December 2011, Ohio National Life purchased all of the shares owned by Security Mutual, thus becoming 100% owner of National Security. Ohio National Life is an Ohio domiciled life insurance company. Our home office is at 810 Seventh Avenue, New York, New York 10019. Our administrative office is at One Financial Way, Montgomery, Ohio 45242. We are obligated to pay amounts promised to our policyholders of our policies. Amounts in the separate account, however, are subject to market risk.

National Security and/or its affiliates may pay retail broker-dealers additional compensation or reimbursement for their efforts in selling our variable contracts. Reimbursements and additional compensation are paid for the purpose of, among other things, training the broker-dealers’ registered representatives regarding the procedures for submitting business to us, internally marketing our products to their registered representatives, educating registered representatives about the benefits and options available under the variable contracts and about the benefits of variable contracts generally. These additional amounts are paid from our profits, not deducted from the contract owners’ purchase payments.

Additionally, we may compensate some broker-dealers more than others for the sale of our products. This differential compensation may be based on several factors including, but not limited to, the size of the selling broker-dealer, the amount of previous business generated by the broker-dealer and the length of time National Security has contracted with the broker-dealer for the distribution of our contracts. As with reimbursements, these payments are not deducted from contract owners’ purchase payments.

From time to time, National Security and/or its affiliates may also provide non-cash or cash compensation to certain financial institutions or their registered representatives in the form of occasional gifts, meals, tickets to events, educational conference support, special recognition support or other forms of non-cash and cash compensation as may be permitted by certain regulations applicable to broker-dealers.

With the increased use of technologies such as the Internet, our business is potentially susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events, which may include, theft, misuse, corruption or destruction of data, denial of service attacks on websites, and other operational disruptions to name a few. Cyber incidents can affect us, the underlying Funds, intermediaries, and other affiliated or third party service providers whose operations may impact your contract. While we have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. There can be no assurance that we, the Funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

National Security Variable Account L (“VAL”)

We established VAL on January 4, 2002 pursuant to the insurance laws of the State of New York. VAL is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under New York law, VAL’s assets are held exclusively for the benefit of policyholders and persons entitled to payments under the policy. VAL’s assets are not chargeable with liabilities arising out of our other business.

We keep VAL’s assets physically segregated from assets of our General Account. We maintain records of all purchases and redemptions of Fund shares by each of VAL’s subaccounts.

VAL has subaccounts corresponding to each of the Funds listed in this prospectus. VAL may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.

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The Ohio National Life Insurance Company (“Ohio National Life”)

Ohio National Life was organized under the laws of the State of Ohio on September 9, 1909 as a stock life insurance company. Ohio National Life is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc., a holding company. It writes life insurance and annuities in 49 states, the District of Columbia and Puerto Rico. Currently it has assets of approximately $42 billion and equity in excess of $2.3 billion.

THE PORTFOLIOS

The operations of each portfolio, its investment adviser and its investment objectives and policies are described in the Fund prospectus which should accompany this product prospectus. Net Premiums under the policy may be allocated to the Subaccounts of VAL which invest exclusively in portfolio shares. Accordingly, the Accumulation Values you allocate to the Subaccounts will vary with the investment performance of the portfolios.

The value of each Fund’s investments fluctuates daily and is subject to the risk of changing economic conditions as well as the risk inherent in the ability of management to anticipate changes necessary in those investments to meet changes in economic conditions. For additional information concerning each Fund, including their investment objectives, risks, performance and charges, see the fund prospectuses. Copies of the fund prospectuses can be obtained from your registered representative or by contacting us at 877.446.6060 or by writing to National Security at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on their EDGAR System found at www.sec.gov. Read the prospectuses carefully before investing.

Some of the Funds are structured as a “Fund of Funds.” A Fund of Funds is a mutual fund that invests primarily in a portfolio of other mutual funds. Some of the Fund of Funds invest primarily in a portfolio of exchange-traded funds (“ETFs”). Because the Fund of Funds invests in other mutual funds rather than individual securities, the Fund of Funds bears a proportionate share of expenses charged by the underlying funds in which it invests. Therefore, a Fund of Funds may have higher expenses than direct investments in the underlying Funds. You can invest directly in ETFs and do not have to invest through a variable contract or a mutual fund. You should read the Fund prospectuses carefully for more information.

Periodically some of the Funds may be closed to future allocation of premium payments. This may be at the request of the Fund or based on a decision made by us. Advance written notice will be given to Policyholders prior to any such closure.

Listed below are all of the portfolios available in your policy, their adviser and subadviser (if applicable) and investment objective:

Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective
Ohio National Fund, Inc.

ON Equity Portfolio	(ClearBridge, LLC)(1)	Long-Term Growth Of Capital
ON Bond Portfolio	Ohio National Investments, Inc.	High Level Of Income And Opportunity for Capital Appreciation Consistent with Preservation Of Capital
ON Omni Portfolio	(Suffolk Capital Management, LLC)(1)	High Level of Long-Term Total Return Consistent with Preservation of Capital

ON International Equity Portfolio	(Lazard Asset Management, LLC)(1)	Long-Term Growth Of Capital
ON Foreign Portfolio	(Templeton Global Advisors Limited)(1)	Long-Term Growth Of Capital

ON Capital Appreciation Portfolio	(Jennison Associates LLC)(1)	Long-Term Capital Growth
ON Janus Henderson Forty Portfolio (domestic/foreign equity securities)	(Janus Capital Management LLC)(1)	Long-Term Capital Growth

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Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective

ON Janus Henderson Venture Portfolio (small cap stocks)	(Janus Capital Management LLC)(1)	Long-Term Capital Appreciation
ON Janus Henderson Enterprise Portfolio (mid cap equity securities)	(Janus Capital Management LLC)(1)	Long-Term Total Return
ON ClearBridge Small Cap Portfolio	(ClearBridge, LLC)(1)	Long-Term Capital Appreciation
ON S&P 500® Index Portfolio	(Geode Capital Management, LLC)(1)	Total Return Approximating that of the Standard & Poor’s 500® Index (S&P 500®), including reinvestment of dividends, at a risk level consistent with that of the S&P 500®
ON Federated High Income Bond Portfolio	(Federated Investment Management Company)(1)	High Current Income
ON Federated Strategic Value Dividend Portfolio	(Federated Equity Management Company of Pennsylvania)(1)	Growth Of Capital and Income
ON Nasdaq-100® Index Portfolio	(Geode Capital Management, LLC)(1)	Long-Term Growth Of Capital
ON Bristol Portfolio	(Suffolk Capital Management, LLC)(1)	Long-Term Growth Of Capital
ON Bryton Growth Portfolio	(Suffolk Capital Management, LLC)(1)	Long-Term Growth Of Capital

Dreyfus Variable Investment Fund (Service Shares)
Appreciation Portfolio	(Fayez Sarofim & Co.)(2)	Long-Term Capital Growth consistent with capital preservation and a Secondary Goal of Current Income
Fidelity® Variable Insurance Products
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity Management & Research Company	Long-Term Capital Appreciation
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Fidelity Management & Research Company	Long-Term Growth Of Capital
Fidelity® VIP Growth Portfolio (Service Class 2)	Fidelity Management & Research Company	Capital Appreciation
Fidelity® VIP Equity-Income Portfolio (Service Class 2)	Fidelity Management & Research Company	Reasonable Income; Will Also Consider the Potential for Capital Appreciation; Goal is to Achieve a Yield that Exceeds the Composite Yield on the securities comprising the S&P 500® Index
Fidelity® VIP Government Money Market Portfolio (Service Class)	(Fidelity Investments Money Management, Inc.)(3)	High Level of Current Income Consistent with Preservation of Capital and Liquidity
Goldman Sachs Variable Insurance Trust (Institutional Shares)
Goldman Sachs Large Cap Value Fund (formerly Growth and Income)	Goldman Sachs Asset Management, L.P.	Long-Term Capital Appreciation

Form 6721-NSLAC	11

Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective
Goldman Sachs U.S. Equity Insights Fund	Goldman Sachs Asset Management, L.P.	Long-Term Growth Of Capital And Dividend Income
Goldman Sachs Strategic Growth Fund (formerly Capital Growth)	Goldman Sachs Asset Management, L.P.	Long-Term Growth Of Capital
JPMorgan Insurance Trust (Class I)
JPMorgan Insurance Trust Mid Cap Value Portfolio	J.P. Morgan Investment Management Inc.	Capital Appreciation with the Secondary Goal of Achieving Current Income by Investing Primarily in Equity Securities
JPMorgan Insurance Trust Small Cap Core Portfolio	J.P. Morgan Investment Management Inc.	Capital Growth Over the Long Term

Janus Aspen Series (Service Shares)
Janus Henderson Research Portfolio	Janus Capital Management LLC	Long-Term Growth Of Capital
Janus Henderson Global Research Portfolio	Janus Capital Management LLC	Long-Term Growth Of Capital
Janus Henderson Balanced Portfolio	Janus Capital Management LLC	Long-Term Capital Growth, Consistent with Preservation of Capital and Balanced by Current Income
Janus Henderson Overseas Portfolio	Janus Capital Management LLC	Long-Term Growth of Capital

Lazard Retirement Series, Inc. (Service Shares)
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Asset Management LLC	Long-Term Capital Appreciation
Lazard Retirement Emerging Markets Equity Portfolio	Lazard Asset Management LLC	Long-Term Capital Appreciation

MFS® Variable Insurance Trust (Service Class)

MFS® New Discovery Series	Massachusetts Financial Services Company	Capital Appreciation
MFS® Mid Cap Growth Series	Massachusetts Financial Services Company	Capital Appreciation
MFS® Total Return Series	Massachusetts Financial Services Company	Total Return
MFS® Variable Insurance Trust II (Service Class)
MFS® Massachusetts Investors Growth Stock Portfolio	Massachusetts Financial Services Company	Capital Appreciation
PIMCO Variable Insurance Trust (Administrative Shares)
PIMCO Real Return Portfolio	Pacific Investment Management Company LLC	Maximum Real Return, Consistent With Preservation of Real Capital and Prudent Investment Management
PIMCO Total Return Portfolio	Pacific Investment Management Company LLC	Maximum Total Return, Consistent With Preservation of Capital and Prudent Investment Management

Form 6721-NSLAC	12

Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective
PIMCO Global Bond Portfolio (Unhedged)	Pacific Investment Management Company LLC	Maximum Total Return, Consistent With Preservation of Capital and Prudent Investment Management
The Prudential Series Fund, Inc. (Class II)
Jennison Portfolio	(Jennison Associates LLC)(4)	Long-Term Growth Of Capital
Jennison 20/20 Focus Portfolio	(Jennison Associates LLC)(4)	Long-Term Growth Of Capital
Royce Capital Fund (Investment Class)
Royce Small-Cap Portfolio	Royce & Associates, LLC	Long-Term Growth of Capital
Royce Micro-Cap Portfolio	Royce & Associates, LLC	Long-Term Growth of Capital
Morgan Stanley Variable Insurance Fund, Inc. (Class II)
Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley Investment Management, Inc.	Above Average Total Return Over a Market Cycle of Three to Five Years by Investing Primarily in a Diversified Portfolio of Fixed Income Securities
Morgan Stanley VIF U.S. Real Estate Portfolio	Morgan Stanley Investment Management, Inc.	Above Average Current Income and Long-Term Capital Appreciation by Investing Primarily in Equity Securities of Companies in the U.S. Real Estate Industry, including Real Estate Investment Trusts

____________

(1)  Subadviser to Ohio National Investments, Inc.

(2) Subadviser to The Dreyfus Corporation.

(3) Subadviser to Fidelity Management & Research Company

(4) Subadviser to Prudential Investments LLC

THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts, and are not subject to the Securities and Exchange Commission’s regulatory oversight.

General Description

The General Account consists of all assets we own other than those in the variable account and any other separate accounts we may establish. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. You may elect to allocate Net Premiums to the General Account or to transfer Accumulation Value to the General Account from the Subaccounts of the variable account. The allocation or transfer of funds to the General Account does not entitle a Policyholder to share in the investment experience of the General Account. Instead, we guarantee that your Accumulation Value in the General Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the General Account. Consequently, if you pay the Planned Premiums, allocate all Net Premiums only to the General Account and make no transfers, partial surrenders, or Policy loans, the minimum amount and duration of your Death Benefit will be determinable and guaranteed. Transfers from the General Account to VAL are partially restricted and allocation of substantial sums to the General Account reduces the flexibility of the Policy.

Form 6721-NSLAC	13

Accumulation Value

The Accumulation Value in the General Account on the later of the Issue Date or the day we receive your Initial Premium is equal to the portion of the net premium allocated to the General Account, minus a pro rata portion of the first Monthly Deduction.

Thereafter, until the maturity date, we guarantee that the Accumulation Value in the General Account will not be less than the amount of the net premiums allocated or Accumulation Value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all charges and interest thereon allocable to the General Account and any amounts deducted from the General Account in connection with partial surrenders and loans and interest thereon or transfers to VAL or the Loan Collateral Account.

We guarantee that interest credited to your Accumulation Value in the General Account will not be less than an effective annual rate of 4% per year. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. The Policyholder assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. The Accumulation Value in the General Account will be calculated on each Valuation Date.

Voting Rights

We will vote the Fund shares held in the various Subaccounts of VAL at Fund shareholder meetings in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your policy’s Accumulation Value in a Subaccount by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes for which you have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the Fund meeting. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Fund. There is no minimum number of Policyholders required to reach a quorum. We will vote Fund shares attributable to policies as to which no instructions are received, and any Fund shares held by VAL which are not attributable to policies, in proportion to the voting instructions which are received with respect to policies participating in VAL. As a result, a small number of Policyholders may determine the outcome of a vote submitted to the Fund by VAL. Each person having a voting interest will receive proxy material, reports and other material relating to the Funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Fund or disapprove an investment advisory policy of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Policyholder in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would be inconsistent with the investment objectives of VAL or would result in the purchase of securities for VAL which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next annual report.

CHARGES

We make charges against or deductions from premium payments, Accumulation Values and policy surrenders in the manner described below.

Premium Expense Charges

Each premium payment is subject to a Premium Expense Charge, including payments made for Monthly Deductions when reinstating the policy. The Premium Expense Charge is deducted in proportion to your current premium allocation choices. The Premium Expense Charge has two components:

Distribution Charge. The policy is subject to a charge of 4.9% of premiums paid in the first 10 years reducing to 3.9% in years 11 and later. This charge is intended to help defray the costs attributable to this policy including distribution, printing and advertising.

State Premium Tax. Your premium payments will be subject to a 2% deduction for state premium tax and any other state or local taxes applicable to your policy. Although the premium tax imposed on us varies from state to state, the premium tax deduction will not vary. In the event National Security is assessed state and local taxes in addition to premium taxes, we reserve the right to also charge you for those taxes. At present, these taxes are not significant.

Form 6721-NSLAC	14

Monthly Deduction

As of the Policy Date and each subsequent Process Day, we will deduct from the Accumulation Value of your Policy and in proportion to the values in your various Subaccounts and the General Account, a Monthly Deduction to cover certain charges and expenses incurred in connection with the Policy.

The Monthly Deduction consists of:

• the cost of insurance,

•  a maintenance fee of $7 for the cost of establishing and maintaining policy records and processing applications and notices,

• a mortality and expense risk fee for the risk associated with the death benefit guarantee, and

• the cost of additional insurance benefits provided by rider.

Your cost of insurance is determined on a monthly basis, and is determined separately for your initial Stated Amount and each subsequent increase in the Stated Amount. The monthly cost of insurance rate is based on the Insured’s sex, Attained Age, and rate class. The cost of insurance is calculated by multiplying (i) by the result of (ii) minus (iii), where:

(i) is the cost of insurance rate as described in the Policy. Such actual cost will be based on our expectations as to future mortality experience. It will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. Such rates for smokers and non-smokers are based on the 1980 Commissioners Standard Ordinary, Male or Female, Smoker or Nonsmoker, Age nearest birthday Mortality Tables. The cost of insurance charge is guaranteed not to exceed such table rates for the Insured’s risk class;

(ii) is the Death Benefit at the beginning of the Policy Month divided by 1.0032737 (the monthly equivalent of the guaranteed rate in the General Account); and

(iii) is Accumulation Value at the beginning of the Policy Month.

In connection with certain employer-related plans, cost of insurance rates may not be based on sex.

Not all of your premium payments are allocated to your cash value. In addition to the deduction of charges, investment performance will impact the amount you pay for certain charges. Not paying premiums will result in reduced cash value, thereby affecting the charges assessed to your Policy.

Risk Charge

Your Accumulation Value in VAL, but not your Accumulation Value in the General Account, will also be subject to a risk charge, deducted in proportion to the values in your various Subaccounts, intended to compensate us for assuming certain mortality and expense risks in connection with the Policy. Such charge will be assessed daily against each of the variable Subaccounts at an annual rate of 0.75%. The risks we assume include the risks of greater than anticipated mortality and expenses.

This amount effectively decreases to an approximate annual rate of 0.20% starting in the 11th policy year and later. This reduction is accomplished by deducting the normal mortality and expense charge and then at the end of each policy month we credit back to the policy an amount equal to an annualized rate of 0.55%. Because the charges are deducted at different times (monthly versus daily), the resulting charge may vary slightly, but will be approximately 0.20%.

Surrender Charge

After the free look period and during the early years of your Policy and following any increase in Stated Amount, a Surrender Charge is assessed in connection with all complete surrenders, all lapses, all decreases in Stated Amount and certain partial surrenders.

If you surrender your Policy in full or it lapses when a Surrender Charge applies, we will deduct the total charge from your Accumulation Value. If you decrease the Stated Amount of your Policy while a Surrender Charge applies, your Accumulation Value will be charged with the portion of the total Surrender Charge attributable to the Stated Amount cancelled by the decrease.

The following is a chart showing the maximum Surrender Charge applicable to the Policy. Because the Surrender Charge is based on your Age, sex, rating classification and the length of time you have held your Policy, your actual Surrender Charge may be significantly less.

Form 6721-NSLAC	15

	Maximum Surrender Charges Per $1,000 Of Stated Amount
	Male		Female
Age	Nonsmoker	Smoker	Nonsmoker	Smoker
0-20	$15.19	$16.73	$14.29	$15.24
21-30	16.98	19.67	15.29	16.78
31-40	19.37	24.96	17.48	20.07
41-50	24.76	34.23	20.87	24.86
51-60	32.84	47.49	25.36	30.84
61-70	67.84	81.30	48.39	57.27
71-85	117.90	132.66	100.55	106.53

To these maximum amounts, there is an additional $200 per policy charge and a $0.04 charge per $1,000 of stated amount for policies with stated amount equal to or over $500,000.

Partial surrenders in any Policy Year totaling 10% or less of the Cash Surrender Value of your Policy as of the end of the previous Policy Year are not subject to any Surrender Charge. Partial surrenders in any Policy Year in excess of 10% of the Cash Surrender Value of your Policy as of the end of the previous Policy Year will be subject to that percentage of the total surrender charges that is equal to the percentage of cash surrender value withdrawn minus 10%.

For example, assume a Policy which now has, and at the end of the previous Policy Year had, an Accumulation Value of $11,100 and a Surrender Charge of $1,100. The Cash Surrender Value of the Policy is therefore $10,000. If you decide to withdraw 25% of such Cash Surrender Value ($2,500), we will impose a charge equal to 15% (25% minus 10%) of the total Surrender Charge (.15 x $1,100 = $165) and reduce your accumulation value by that amount, as well as by the $2,500 you withdrew and the applicable administrative fee.

Transfer and Administrative Fees

A transfer fee (currently $3 and guaranteed not to exceed $15) will be imposed on transfers of values from one portfolio to another or to the General Account or from the General Account to a variable portfolio. Currently, the Company is not assessing this charge on the first 12 transfers made in any Policy Year. Other restrictions may apply to transfers. Please see “Transfers” and “Excessive Trading and Market Timing” for information on other potential restrictions. For partial surrenders, an administrative fee will be charged equal to the lesser of $25 or 2% of the amount surrendered.

Illustration Charge and Charge for Annual Report of Account Status

A fee, not to exceed $100, may be charged for any illustration of benefits and values that you may request after the Issue Date. Currently, standard, automated illustrations are provided at no charge at the time of purchase and after issue. We may charge up to $100 for illustrations which require manual calculations or manipulation or revision to the generating software. Manual calculations are required for illustrations cases in lapse pending and cancellations.

Each year we will send you an annual report which shows the current Accumulation Value, the Cash Surrender Value, the Stated Amount, any Policy Indebtedness, any partial withdrawals since the date of the last report, investment experience credited since the last report, premiums paid and all charges imposed since the last annual report. A fee not to exceed $100 may be charged for a special request for an annual report of your account status. A request for an annual report of your account is a special request when it is for a time period other than a Policy Year. We will also send you all reports required by the 1940 Act.

Loan Interest

We charge you interest in advance on loans you take from your policy values. The annual rate is 5.0% of loan account balance for regular loans and 3.846% of loan account balance for preferred loans.

Reinstatement Fee

A reinstatement fee, as described in the “Transaction Fees” table, will be imposed if you request reinstatement of your policy within five years of lapse.

Form 6721-NSLAC	16

Other Charges

We may also charge the assets of each portfolio and the General Account to provide for any federal taxes that may become payable by us in respect of such assets. Under current federal law, no such federal taxes are anticipated. In addition, the Funds pay certain fees and expenses from Fund assets. These fees and expenses are reflected in your unit values. The principal expenses at the Fund level are investment advisory fees and Fund operating expenses. The Funds pay their Advisers annual fees on the basis of each portfolio’s average daily net assets during the month for which the fees are paid. The charges are detailed in the Funds’ prospectuses.

GENERAL DESCRIPTION OF THE POLICY

Ownership Rights

The Policy belongs to the person named in the application, unless later changed. The Policyholder is the Insured unless the application specifies a different person as the Insured or the Policyholder is changed thereafter. While the Insured is living, the Policyholder may exercise all of the rights and options granted in the Policy, with the consent of any irrevocable Beneficiary and subject to the terms of any assignment of the Policy. Your principal rights as Policyholder are as follows:

• to appoint or change beneficiaries;

• to receive amounts payable before the death of the Insured;

• to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

• to change the Policyholder of the Policy; and

• to change the face amount of the Policy.

No change of a Policyholder or a Beneficiary will take effect unless we receive written request thereof and the new Policyholder or Beneficiary must have an insurable interest in the life of the Insured at the time of the requested change of a Policyholder or Beneficiary. This requirement may not apply in some states. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received.

The policy may be assigned as collateral security. We must be notified in writing if the policy has been assigned. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of an assignment. The Policyholder’s rights and the rights of the Beneficiary may be affected by an assignment. We will not allow an assignment that, in our sole opinion, could result in the transfer of any rights or benefits payable under the policy to a person, entity or a trust that does not have an insurable interest in the life of the Insured at the time of the requested assignment.

Allocation of Premiums

In the Policy application, you may direct the allocation of your net premium payments among up to 18 investment options, including the Subaccounts of VAL and the General Account. Your initial allocation will take effect on the first Process day following the Issue Date or, if later, when we receive your Initial Premium payment. Pending such allocation, Net Premiums will be held in the Fidelity® VIP Government Money Market Portfolio. If you fail to indicate an allocation in your Policy application, we will leave your Net Premiums in the Fidelity® VIP Government Money Market Portfolio until we receive allocation instructions. You will receive a Policy Amendment with your Policy stating that the premium payment was allocated to the Fidelity® VIP Government Money Market Portfolio. The amount allocated to any Subaccount or the General Account must equal a whole percentage. You may change the allocation of your future Net Premiums at any time upon written notice to us. Premiums allocated to an increase will be credited to the Subaccounts and the General Account in accordance with your premium allocation then in effect on the later of the date of the increase or the date we receive such a premium.

Transfers

You may transfer the Accumulation Value of your Policy among the Subaccounts of VAL and to the General Account at any time. Each amount transferred must be at least $300 unless a smaller amount constitutes the entire Accumulation Value of the Subaccount from which the transfer is being made, in which case you may only transfer the entire amount. There is a

Form 6721-NSLAC	17

transfer fee of $3 for each transfer, but we are presently waiving that charge for the first 12 transfers during a Policy Year. Such fee is guaranteed not to exceed $15 in the future.

Transfers from the General Account to the Subaccounts are subject to additional restrictions. No more than 25% of the Accumulation Value in the General Account as of the end of the previous Policy Year, or $1,000, if greater, may be transferred to one or more of the Subaccounts in any Policy Year.

To the extent that transfers, surrenders and loans from a Subaccount exceed net purchase payments and transfers into that Subaccount, securities of the corresponding portfolio of the Fund may have to be sold. Excessive sales of a portfolio’s securities on short notice could be detrimental to that portfolio and to Policyholders with values allocated to the corresponding Subaccount. To protect the interests of all Policyholders we may limit the number, frequency, method or amount of transfers. Transfers from any Fund on any one day may be limited to 1% of the previous day’s total net assets of that Fund if we or the Fund, in our or their discretion, believe that the Fund might otherwise be damaged.

If and when transfers must be so limited, some transfers will not be made. In determining which transfers will be made, scheduled transfers will be made first, followed by mailed written requests in the order received and, lastly, telephone and facsimile transfers in the order received. This policy will be applied uniformly without exception. If your transfers are not executed, we will notify you first by telephone, then by mail if we are unable to contact you by telephone. Current rules of the Commission preclude us from processing at a later date those requests that were not honored. Accordingly, a new transfer request would have to be submitted in order to make a transfer that was not honored because of these limitations.

We will process a transfer at the end of the Valuation Period on which we receive your request in Good Order. For example, if we receive your request in Good Order by 4:00 p.m. (Eastern Time) on a day when the New York Stock Exchange is open for unrestricted trading, the amount of Accumulation Value you have available to transfer will be based on that day’s price. Please see “Accumulation Unit Values” and “Determination of Variable Accumulation Values” for more information regarding the calculation of your Accumulation Value.

If you request to rebalance your subaccount allocations by changing the percentage of funds allocated to different subaccounts, we will only be able to comply with your request by using a two business day transfer process. The contract does not provide for this type of request to be processed within one business day.

Reports and Confirmation

We will send you an Annual Report at least once each year showing the number of units credited to the Policy by Fund and the value of each unit as of the end of the last report. This Annual Report will be provided to you free of charge. Additionally, we will send you a written confirmation for certain financial transactions, including premium payments and transfers, loans, loan repayments, withdrawals and surrenders.

Please review your reports and confirmations to verify their accuracy. You must report any error or inaccuracy to us within 30 days. Otherwise, we are not responsible for losses due to the error or inaccuracy.

Excessive Trading and Market Timing

We discourage excessive trading and market timing through your Policy and have policies and procedures in place with respect to such activities. Excessive trading into and out of the portfolios can disrupt portfolio investment strategies and increase the portfolios’ operating expenses. In addition, excessive trading lowers overall portfolio performance for long term investors, prevents portfolio managers from taking timely advantage of investment opportunities, and creates liquidity risks for the portfolios. The Policy and the underlying portfolios are not designed to accommodate excessive trading practices. We and the portfolios reserve the right, in our sole discretion, to restrict or reject purchase and exchange orders which we believe represent excessive or disruptive trading. We will contact you the next business day by telephone to inform you that your requested transaction has been rejected. If we are unable to contact you by telephone, we will contact you or your registered representative in writing to inform you of the rejected transaction. Listed below are some, but not necessarily all the steps we may take to discourage excessive trading and market timing.

The first time the Policyholder is determined to have traded excessively, we will notify the Policyholder in writing that his or her Policy will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or otherwise made public.

Upon the second instance of excessive trading, the Policyholder will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.

Form 6721-NSLAC	18

Upon the third instance of excessive trading, we will suspend some, or all transfer privileges. The Policyholder will be informed in writing of the denial of future transfer privileges. If a Policyholder decides to surrender the Policy following suspension of transfer privileges, the Policyholder will incur the resulting Surrender Charge.

We may, in our sole discretion, take any Policy off of the list of monitored policies, or restore suspended transfer privileges if we determine that the transactions were inadvertent or were not done with the intent to market time. Otherwise, all of our policies related to excessive trading and market timing as described in this section will be applied to all Policyholders uniformly and without exception. Other trading activities may be detrimental to the portfolios. Therefore, we may place a Policy on the list of monitored policies despite the fact the Policyholder has not exceeded the established transfer limits. You may be deemed to have traded excessively, even if you have not exceeded the number of free transfers permitted by your Policy.

Some of the factors we may consider when determining whether or not to place a Policy on the list of monitored policies may include, but not be limited to:

• The number of transfers made in a defined period;

• The dollar amount of the transfer;

• The total assets of the portfolios involved in the transfer;

• The investment objectives of the particular portfolios involved in your transfers; and/or

• Whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

Policyholders who have not engaged in market timing or excessive trading may also be prevented from transferring Policy values if we, or the portfolios, believe that an intermediary associated with the Policyholder’s account has otherwise been involved in market timing or excessive trading on behalf of other Policyholders. Likewise, Policyholders who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.

We may alter or amend this Policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted by us or the portfolios.

Policyholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that we or the portfolios will be able to identify such policyholders or curtail their trading practices. Our ability and the ability of the portfolios to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the portfolios receive orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the portfolios may not be able to detect an individual’s excessive trading practices through these omnibus accounts. If we are unable to detect those policyholders engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

Pursuant to rules adopted by the Securities and Exchange Commission, we are required to enter into agreements with the Funds which require us to provide the Funds, upon their request, with certain information including taxpayer identification numbers of Policyholders and the amounts and dates of any purchase, redemption, transfer or exchange requests by Policyholders. We are also required to restrict or prohibit further purchases or exchange requests into the Funds by a Policyholder upon instruction from the Funds.

Conversion

Once during the first two years following the Issue Date and the date of any increase in Stated Amount, you may convert your Policy or increase, as applicable, to a fixed benefit flexible premium policy by transferring all of your Accumulation Value to the General Account. After such a transfer, minimum values and Death Benefits under your Policy will be determinable and guaranteed. Accumulation Values will be determined as of the date we receive a conversion request at our Administrative Office. There will be no change in Stated Amount as a result of the conversion and no evidence of insurability is required. Outstanding loans need not be repaid in order to convert your Policy. Transfers of Accumulation Value to the General Account in connection with such a conversion will be made without charge.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or secretary. No registered representative may bind us by making any promise not contained in the Policy.

Form 6721-NSLAC	19

Upon notice to you, we may modify the Policy:

• to make the Policy or VAL comply with any law or regulation issued by a governmental agency to which we are subject;

• to assure continued qualification of the Policy as a life insurance contract under the Internal Revenue Code or other Federal or state laws relating to variable life policies;

• to reflect a change in the operation of VAL; or

• to provide additional Subaccount and/or Guaranteed Account options.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of any governmental agency to which we are subject, we reserve the right to amend the provision to conform to these laws.

Free Look Period

You have the right to examine and cancel your Policy by returning the Policy to us (or to the registered representative who sold it) on or before 20 days after you receive the Policy. There may be longer or shorter periods depending upon applicable state law. See the “Free Look” provision of your Policy. If you decide to cancel the Policy during the Free Look period, we will treat the Policy as if we never issued it. We will refund monies owed within 7 days after we receive the returned Policy at our Administrative Office (the address listed on the first page of the prospectus). Initial Premium payments are held in the Fidelity® VIP Government Money Market Portfolio until the first Process Day following the Issue Date. Your Initial Premiums, therefore, will not share in the investment experience of your initial allocations until the first Process Day. Your state’s laws will determine if we return Accumulation Values or the full refund of Premiums if you choose to cancel the policy during the free look period.

If you live in a state that requires us to return a full refund of premium, we will refund the greater of:

• your entire payment; or

• the Accumulation Value plus deductions under the Policy for taxes, charges or fees. (Surrender Charges will not be assessed.)

If you live in a state that requires us to return Accumulation Value, we will refund:

• your Accumulation Value as of the date we receive the returned Policy, plus

• any deductions under the Policy for taxes, charges or fees. (Surrender Charges will not be assessed).

We may postpone payment of the refund under certain conditions. For example, we may delay refund of any payment you made by check until the check has cleared your bank.

Free Look for Increases in Face Amount

Similarly, after an increase in face amount, we will mail or deliver to you a free look notice for the increase. You will have the right to cancel the increase on or before 20 days after you receive the notice. This period may be longer based upon applicable state law. Premium that you submit to us for the approved increase will be invested in your specified Subaccount allocations upon Receipt. If you cancel the increase, you will receive a credit to your Accumulation Value of the charges deducted for the increase. You may elect to have the premium that you submitted to us for the increase either be returned to you or applied to your policy if you decide to cancel the increase.

We may postpone payment of the refund under certain conditions. For example, we may delay refund of any payment you made by check until the check has cleared your bank.

State Variations

Any state variations in the Policy are described in a special Policy form for use in that state. This prospectus provides a general description of the Policy. Your actual policy and any endorsements and riders are the controlling documents. If you would like to receive a copy of your Policy and any of its endorsements and riders, please contact our Administrative Office.

Withholding Payment after Premium Payment

We may withhold payment of any increased Accumulation Value or Loan Value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

Form 6721-NSLAC	20

Other Policies

We offer other variable life insurance policies that may invest in the same portfolios of the Funds. We also offer a full line of traditional life insurance and fixed and variable annuity contracts through our affiliated company, The Ohio National Life Insurance Company and Security Mutual Life Insurance Company of New York. For more information about these policies or contracts, please contact us or your registered representative.

PREMIUMS

Purchasing a Policy

To purchase a Policy, you must submit a completed application to us through one of our licensed agents who is also a registered representative of a registered broker-dealer who has a selling arrangement with Ohio National Equities, Inc. (“ONEQ”). This Policy is not available to legal residents of the state of New York.

The minimum initial amount of insurance coverage (or face amount) is $100,000. The Policy will generally not be issued to anyone over the age of 80 and will not be issued on the 29th, 30th or 31st of any month.

An Initial Premium is required to purchase a Policy. The initial premium is allocated to the Fidelity® VIP Government Money Market Portfolio where it will remain for one month following the issue date of the policy. In addition, you must pay a minimum premium to keep the death benefit guarantee in effect during the death benefit guarantee period. The death benefit guarantee is discussed in more detail in this prospectus. You must have paid, cumulatively, total premiums that equal or exceed the monthly minimum premium indicated on the policy specification page multiplied by the number of policy months the policy has been in effect. If you fail to meet this requirement, the death benefit guarantee is no longer in effect and may generally not be reinstated. For purposes of determining whether you have met the cumulative total premium requirement, we will consider your cumulative total premium payments to be an amount equal to the payments you have actually made minus any policy loans and partial surrenders. The monthly minimum premium indicated on the specification page of your policy will remain a level amount until you reach the end of the death benefit guarantee period shown on the specification page. The cost of the guarantee will increase with any increases in stated amount. You choose this period from among the available periods. Currently there are three different periods available: 5 years; to age 70 (or 10 years, if later); or to maturity. Not all options are available in all states.

We may, at our discretion, refuse to accept a premium payment of less than $25 or one that would cause the Policy, without an increase in Death Benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law. Otherwise, the amount and timing of premium payments is left to your discretion.

To aid you in formulating your insurance plan under the Policy, you will adopt a planned premium schedule at the time of purchase indicating your intended level of payments. The planned premium will generally be an amount greater than your Minimum Premium and less than your Guideline Annual Premium, if applicable. You do not have to follow the planned premium, as it is only a planning device. Paying the planned premium does not guarantee that the Policy will not lapse, unless the Death Benefit Guarantee is in effect.

This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. The aim of this strategy is to continue borrowing from the Policy, while leaving sufficient Cash Surrender Value in the Policy to pay the monthly charges and deductions. You may be required to pay additional premiums to keep the Policy from lapsing. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a competent tax adviser about the tax risks inherent in such a strategy before purchasing the Policy.

Lapse

Provided you pay the Minimum Premiums required to maintain the Death Benefit Guarantee, your Policy will not lapse during the Death Benefit Guarantee Period. If you fail to pay the Minimum Premiums, the Death Benefit Guarantee expires. Without the Death Benefit Guarantee, the Policy will remain in force only as long as the Cash Surrender Value, less any outstanding Policy Indebtedness, is sufficient to pay the next Monthly Deduction. When the Cash Surrender Value will not pay the next Monthly Deduction, you will have a 61 day grace period in which to increase your Cash Surrender Value by paying additional premiums. The grace period begins on the Process Day upon which the policy goes into lapse pending status. We will notify you in writing that your Policy has entered the 61 day grace period. In some states, we will also notify a second addressee listed on the policy. If you do not pay sufficient additional premiums during the grace period, the Policy will lapse and terminate without value.

Form 6721-NSLAC	21

Reinstatement

Once a Policy has lapsed, you may request reinstatement of the Policy any time within five years of the lapse. Satisfactory proof of insurability and payment of a reinstatement fee are required for reinstatement. While we may reinstate your Policy, we generally will not reinstate the Death Benefit Guarantee. Your cost of insurance will generally be higher for a reinstated Policy.

Replacing Existing Insurance

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only if you determine that this Policy is better for you. You may have to pay a Surrender Charge on your existing insurance, and this Policy will impose a new Surrender Charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If, for example, you surrender your existing policy for cash and then buy the Policy, you may have to pay Federal income tax, possibly including a 10% penalty tax, on the surrender. The issuance of the Policy may be delayed where you are replacing existing insurance if (i) we have not received the required replacement forms; or (ii) we have not received the Proceeds from your existing insurance and we have not otherwise received sufficient premium directly from you to put the Policy in force.

Applying For A Policy

After receiving a completed application from a prospective Policyholder, we will begin the underwriting process to decide the insurability of the proposed Insured. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We may require medical examinations and other information before deciding insurability. We will issue a Policy only after underwriting has been completed. We reserve the right to modify our minimum face amount and underwriting requirements at any time, and to reject an application for any reason permitted by law.

If a prospective Policyholder makes an initial payment of at least one minimum monthly payment, we will provide temporary insurance during underwriting. The temporary insurance will be for up to a maximum of $1,000,000, depending on the Age and underwriting class of the proposed Insured and whether the proposed Insured has other coverage with us. This coverage will continue for no more than 90 days from the date of the application and, if required, the completed medical exam. If death is by suicide during this coverage, we will return only the premium paid.

If you have made premium payments before we issue the Policy, but no temporary insurance is in effect because of the 90 day limit discussed above, we will allocate those premium payments to a non-interest bearing account. If the Policy is not issued and accepted, we will return premium payments to the payor of the premium payments without interest.

When Insurance Coverage Takes Effect

We will issue the Policy only if the underwriting process has been completed, the application has been approved, and the proposed insured is alive and in the same condition of health as described in the application. The issue date will be the same as the policy date except for backdated policies, for which the policy date will be prior to the issue date, and except for cash on delivery policies, for which the policy date will be after the issue date. (At your request, we will backdate a policy as much as six months.) The policy date is the date we use to measure monthly processing dates, policy years and policy anniversaries. We begin to deduct monthly charges from your Accumulation Value on the policy date. Full insurance coverage under the policy will take effect when the policy has been issued, the minimum initial premium has been paid and the policyholder has executed a delivery receipt.

Limitation on Right to Contest

We will not contest the insurance coverage provided under the policy, except for any subsequent increase in Stated Amount, after the policy has been in force during your lifetime for a period of two years from the Policy Date or Issue Date depending upon the state law in which you reside. This provision does not apply to any rider which grants disability or accidental death benefits. Any increase in the Stated Amount will not be contested after such increase has been in force during your lifetime for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase. The basis for contestability will vary by state. A new contestable period of two years begins at reinstatement. A new two year contestable period for the event of suicide begins as well although some states limit the new contestable period to one year.

Form 6721-NSLAC	22

Accumulation Unit Values

We use accumulation units as a measure of value for bookkeeping purposes. When you allocate Net Premiums to a Subaccount, we credit your Policy with accumulation units. Premiums are credited to the contract’s cash value on the basis of the Subaccount valuation next determined after Receipt of a premium. In addition, other transactions, including loans, partial and full surrenders, transfers, surrender and service charges, and Monthly Deductions, affect the number of accumulation units credited to your Policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Subaccount. We determine the unit value of each Subaccount on each valuation date. The number of units so credited or debited will be based on the unit value on the Valuation Date on which the premium payment or transaction request is received by us at our Administrative Office. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each Subaccount’s units will reflect asset charges and the investment performance of the corresponding portfolio of the Funds.

The accumulation unit value of each Subaccount’s unit initially was $10. The unit value of a Subaccount on any Valuation Date is calculated by multiplying the Subaccount unit value on the previous Valuation Date by its Net Investment Factor for the current Valuation Period.

Determination of Variable Accumulation Values

Your Accumulation Value in VAL may increase or decrease depending on the investment performance of the subaccounts you choose. There is no guaranteed minimum Accumulation Value in VAL.

The Accumulation Value of your Policy will be calculated initially on the later of the Issue Date or when we first receive a premium payment. After that, it is calculated on each Valuation Date. Valuation Dates are typically days when the New York Stock Exchange is open for unrestricted trading. On the initial valuation date, your Accumulation Value will equal the initial premium paid minus the Premium Expense Charge and the first Monthly Deduction. On each subsequent Valuation Date, your Accumulation Value will be (1) plus any transactions referred to in (2), (3) and (4) and minus any transactions referred to in (5), (6) and (7) which occur during the current Valuation Period, where:

(1) is the sum of each Subaccount’s Accumulation Value as of the previous Valuation Date multiplied by each Subaccount’s Net Investment Factor for the current Valuation Period;

(2) is Net Premiums allocated to VAL;

(3) is transfers from the Loan Collateral Account as a result of loan repayments and reallocations of Accumulation Value from the General Account;

(4) is interest on Policy Indebtedness credited to the variable Subaccounts;

(5) is transfers to the Loan Collateral Account in connection with policy loans and reallocations of Accumulation Value to the General Account;

(6) is any partial surrender made (and any Surrender Charge imposed); and

(7) is the Monthly Deduction.

Net Investment Factor

We use a Net Investment Factor to measure investment performance of each Subaccount and to determine changes in unit value from one Valuation Period to the next. The Net Investment Factor for a Valuation Period is (a/b)–c where:

(a) is (i) the value of the assets of the Subaccount at the end of the preceding Valuation Period, plus (ii) the investment income and capital gains, realized or unrealized, credited to the assets of the Subaccount during the Valuation Period for which the Net Investment Factor is being determined, minus, (iii) any amount charged against the Subaccount for taxes or any amount set aside during the Valuation Period by us to provide for taxes we determine are attributable to the operation or maintenance of that Subaccount (currently there are no such taxes);

(b) is the value of the assets of the Subaccount at the end of the preceding Valuation period; and

(c) is a charge no greater than 0.75% on an annual basis for mortality and expense risks. This amount may be reduced in policy years 11 and later. The resulting charge may vary slightly but will be an annualized rate of approximately 0.20%.

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DEATH BENEFITS AND POLICY VALUES

As long as the Policy remains in force we will, upon Receipt of due proof of the Insured’s death, pay the Policy Proceeds to the Beneficiary. The amount of the Death Benefit payable will be determined as of the date of death, or on the next following Valuation Date if the date of death is not a Valuation Date.

Unless a Settlement Option is elected, the Proceeds will be paid according to your Beneficiary’s selection from the settlement options listed in the Policy. We offer both beneficiaries and Policyholders a wide variety of Settlement options listed in the Policy. If no selection is made, the Proceeds will be paid in a lump sum.

Settlement Options

In addition to a lump sum payment of benefits under the Policy, any Proceeds may be paid in any of the five methods described in your Policy. The five Settlement Options are (i) Proceeds at interest, (ii) Payment for a period of time, (iii) Life Income (Under this option, the policy has no more value after the death of the Beneficiary.), (iv) Payment of Certain Amount, or (v) Joint and Survivor life income. For more details, contact your registered representative. A settlement option may be designated by notifying us in writing at our Administrative Office. Any amount left with us for payment under a settlement option will be transferred to the General Account. During the life of the Insured, the Policyholder may select a settlement option. If a settlement option has not been chosen at the Insured’s death, the Beneficiary may choose one. If a Beneficiary is changed, the settlement option selection will no longer be in effect unless the Policyholder requests that it continue. A settlement option may be elected only if the amount of the Proceeds is $5,000 or more. In some states, the Beneficiary may select a settlement option other than a lump sum distribution even if the amount of the Proceeds are less than $5,000. We can change the interval of payments if necessary to increase the payments to at least $25 each.

The Policy provides for two Death Benefit options: a level option (“Option A”) and a variable option (“Option B”). Generally, you designate the Death Benefit option in your Policy application. Subject to certain restrictions, you may change the Death Benefit option from time to time. As long as the Policy remains in force, the Death Benefit under either option will never be less than the Stated Amount of the Policy.

Option A — Level Benefit

The Death Benefit is the greater of:

• the Policy’s Stated Amount on the date of death, or

• the death benefit determined by the Corridor Percentage Test.

The death benefit determined by the Corridor Percentage Test equals the Accumulation Value of the Policy on the date of death plus such Accumulation Value multiplied by the corridor percentage. The corridor percentage varies with Attained Age, as indicated in the following table:

Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage
40 & below	150%	52	71%	64	22%	91	4%
41	143	53	64	65	20	92	3%
42	136	54	57	66	19	93	2%
43	129	55	50	67	18	94	1%
44	122	56	46	68	17	95 & above	0%
45	115	57	42	69	16
46	109	58	38	70	15
47	103	59	34	71	13
48	97	60	30	72	11
49	91	61	28	73	9
50	85	62	26	74	7
51	78	63	24	75-90	5

Illustration of Option A.  The purpose of this illustration is to provide an example of how the Corridor Percentage Test affects the death benefit. Assume that the Insured’s Attained Age at time of death is 40 and the Stated Amount of the Policy is $100,000.

Under these circumstances, any time the Accumulation Value of the Policy is less than $40,000.00, the Death Benefit will be the Stated Amount. However, any time the Accumulation Value exceeds $40,000.00, the Death Benefit will be greater than

Form 6721-NSLAC	24

the Policy’s $100,000.00 Stated Amount due to the Corridor Percentage Test. This is because the Death Benefit for an Insured who dies at age 40 must be at least equal to the Accumulation Value plus 150% of the Accumulation Value. Consequently, each additional dollar added to Accumulation Value above $40,000.00 will increase the Death Benefit by $2.50. Similarly, to the extent Accumulation Value exceeds $40,000.00, each dollar taken out of Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $48,000.00 to $40,000.00, the Death Benefit will be reduced from $120,000.00 to $100,000.00. However, further reductions in the Accumulation Value below the $40,000.00 level will not affect the Death Benefit so long as the reductions are due to performance. Reductions due to surrenders, loans and partial surrenders do affect the Death Benefit.

In the foregoing example, the breakpoint of $40,000.00 of Accumulation Value for using the Corridor Percentage Test to calculate the Death Benefit was determined by dividing the $100,000.00 Stated Amount by 100% plus 150% (the corridor percentage at age 40, as shown in the table above). For your Policy, you may make the corresponding determination by dividing your Stated Amount by 100% plus the corridor percentage for your Attained Age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the Corridor Percentage Test. If your Accumulation Value is greater than such dollar figure, your Death Benefit will be determined by the Corridor Percentage Test. If it is less, your Death Benefit will be your Stated Amount.

Option B — Variable Benefit

The Death Benefit is equal to the greater of:

• the Stated Amount plus the Accumulation Value on the date of death, or

• the death benefit determined by the Corridor Percentage Test as described above.

Illustration of Option B.  Again assume that the Insured’s Attained Age at the time of death is 40 and that the Stated Amount of the policy is $100,000.00.

Under these circumstances, a Policy with Accumulation Value of $20,000.00 will have a Death Benefit of $120,000.00 ($100,000.00 + $20,000.00). An Accumulation Value of $60,000.00 will yield a Death Benefit of $160,000.00 ($100,000.00 + $60,000.00). The Death Benefit under this illustration, however, must be at least equal to the Accumulation Value plus 150% of the Policy’s Accumulation Value. As a result, if the Accumulation Value of the Policy exceeds $66,667.00, the Death Benefit will be greater than the Stated Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $66,667.00 will increase the Death Benefit by $2.50. Under this illustration, a policy with an Accumulation Value of $80,000.00 will provide a Death Benefit of $200,000.00 ($80,000.00 + (150% x $80,000.00)).

Similarly, to the extent that Accumulation Value exceeds $66,667.00, each dollar taken out of Accumulation Value reduces the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $80,000.00 to $68,000.00, the Death Benefit will be reduced from $200,000.00 to $170,000.00.

In the foregoing example, the breakpoint of $66,667.00 of Accumulation Value for using the Corridor Percentage Test to calculate the Death Benefit was determined by dividing the $100,000.00 Stated Amount by 150% (the corridor percentage at age 40, as shown in the table above). For your Policy, you may make the corresponding determination by dividing your Stated Amount by the corridor percentage for your Attained Age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the Corridor Percentage Test. If your Accumulation Value is greater than such dollar figure, your Death Benefit will be determined by the Corridor Percentage Test. If it is less, your Death Benefit will be your Stated Amount plus your Accumulation Value.

Change in Death Benefit Option

Generally, after the second Policy Year, you may change your Death Benefit option on any Process Day by sending us a written request. We may, in our discretion, refuse to accept a change in Death Benefit option that will disqualify the policy as a life insurance contract under the Code. Changing Death Benefit options from Option B to Option A will not require evidence of insurability. Changing Death Benefit options from Option A to Option B may require evidence of insurability. The effective date of any such change will be the Process Day on or following the date of Receipt of your request.

As a general rule, when you wish to have favorable investment performance reflected in higher Accumulation Value, you should elect the Option A Death Benefit. Conversely, when you wish to have favorable investment performance reflected in increased insurance coverage, you should generally elect the Option B Death Benefit.

If you change your Death Benefit option from Option A to Option B, your new Stated Amount will decrease by the amount of your Accumulation Value at the time of the change. This change may not be permitted if the new Stated Amount is less than issue amount limits.

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If you change your Death Benefit option from Option B to Option A, your new Stated Amount will increase by the amount of your Accumulation Value to equal the Death Benefit which would have been payable under Option B on the effective date of the change. For example, an Option B policy with a $100,000.00 Stated Amount and $20,000.00 Accumulation Value ($120,000.00 Death Benefit) would be converted to an Option A policy with $120,000.00 Stated Amount. Again, the Death Benefit would remain the same on the effective date of the change. A change in the Death Benefit option will not alter the amount of the Accumulation Value or the Death Benefit payable under the Policy on the effective date of the change. However, switching between the variable and the level options will alter your insurance program with consequent effects on the level of your future Death Benefits, Accumulation Values and premiums. For a given Stated Amount, the Death Benefit will be greater under Option B than under Option A, but the Monthly Deduction will be greater under Option B than under Option A. Furthermore, assuming your Accumulation Value continues to increase, your future cost of insurance charges will be higher after a change from Option A to Option B and lower after a change from Option B to Option A. If your Accumulation Value decreases in the future, the opposite will be true. Changes in the cost of insurance charges have no effect on your Death Benefit under Option A. Under Option B, however, increased cost of insurance charges will reduce the future Accumulation Value and Death Benefit to less than they otherwise would be.

Death Benefit Guarantee

We guarantee that the Policy will not lapse during the Death Benefit Guarantee Period provided you pay the Minimum Premium. The amount of any policy loans and partial surrenders will count against the cumulative total premium payments you have made. As long as the Death Benefit Guarantee is in effect, the Policy will not lapse even if, because of adverse investment performance, the Cash Surrender Value falls below the amount needed to pay the next Monthly Deduction.

If on any Process Day the Minimum Premium requirement is not met, we will send you a notice of the required payment. If we do not receive the required payment within 61 days of the date of the mailing of such notice, the Death Benefit Guarantee will no longer be in effect. Generally, the Death Benefit Guarantee may not be reinstated once it has been lost.

Changes in Stated Amount

Subject to certain limitations, you may at any time after the first Policy Year increase your Policy’s Stated Amount or decrease your Stated Amount by sending us a written request. We may limit you to two such changes per Policy Year. Any change must be for at least $5,000. The effective date of the increase or decrease will be the process day on or following approval of the request. A change in Stated Amount will affect those charges assessed on a per $1000 of Stated Amount disclosed in the fee tables and Surrender Charges.

Increases.  An increase is treated similarly to the purchase of a new Policy. To obtain an increase, you must submit a supplemental application to us with satisfactory proof of insurability. An increase to the policy may result in a different cost of insurance charge for the increase depending upon insurability at the time of the increase. Depending on your Accumulation Value, you may or may not have to pay additional premiums to obtain an increase. If you must pay an additional premium, we must receive it by the effective date of the increase. The Minimum Premium required to maintain the Death Benefit Guarantee will be increased upon an increase in Stated Amount.

After an increase, a portion of your premium payments will be allocated to the increase. The allocated amounts will be in the same proportion to your total premium payments as the guideline annual premium for the increase is to the guideline annual premium for your initial Stated Amount plus the guideline annual premiums for all increases.

Only the increase in Stated Amount will be subject to the additional Surrender Charge.

With respect to premiums allocated to an increase, you will have the same free look and conversion rights with respect to an increase as with the initial purchase of your Policy.

Decreases.  You may decrease your Stated Amount after the first Policy Year from the issue date or the date of any increase, subject to the following limitations:

•  The Stated Amount after any requested decrease may not be less than the minimum Stated Amount of $100,000.

• We will not permit a decrease in stated amount if the policy’s cash value is such that reducing the stated amount would cause the policy to cease to be life insurance as determined by the Corridor Percentage Test.

• We will not permit a decrease in Stated Amount if the decrease would disqualify the policy as life insurance under the Code.

If you decrease your Stated Amount, we will deduct any applicable Surrender Charge from your Accumulation Value. For purposes of calculating the amount of that Surrender Charge and the cost of insurance charge on your remaining coverage, a decrease in Stated Amount will reduce your existing Stated Amount in the following order:

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• the Stated Amount provided by your most recent increase,

• your next most recent increases successively, and

• your initial Stated Amount.

The Minimum Premium required to maintain the Death Benefit Guarantee will be reduced upon a decrease in Stated Amount.

SURRENDERS AND PARTIAL SURRENDERS

As an alternative to obtaining access to your Accumulation Value by using the loan provisions, you may obtain your Cash Surrender Value by exercising your surrender or partial surrender privileges. Partial or full surrenders, however, may involve tax liability.

You may surrender your Policy in full at any time by sending a written request on a form acceptable to us together with the Policy to our Administrative Office. The Cash Surrender Value of the Policy equals the Accumulation Value less any applicable Surrender Charges. Increases in Stated Amount carry their own Surrender Charge period, therefore, the total Surrender Charge may vary based on the total number of increases during the Policy period. Upon surrender, the amount of any outstanding loans will be deducted from the Cash Surrender Value to determine the Proceeds. The Proceeds will be determined on the Valuation Date on which the request for surrender is received. For example, if we receive your request in Good Order by 4:00 p.m. (Eastern Time) on a day when the New York Stock Exchange is open for unrestricted trading, the Proceeds will be determined using that day’s price. Proceeds will generally be paid within seven days of Receipt of a request for surrender.

After the first year after the Issue Date, you may obtain a portion of your Accumulation Value upon partial surrender of the Policy. Partial surrenders cannot be made more than twice during any Policy Year. The amount of any partial surrender may not exceed the Cash Surrender Value, minus:

• any outstanding Policy Indebtedness,

•  an amount sufficient to cover the next two Monthly Deductions, and

• the Administrative Fee of $25 or 2% of the amount surrendered, if less.

We will reduce the Accumulation Value of your Policy by the amount of any gross partial surrender, which is equal to the amount disbursed plus the Administrative Fee plus any applicable Surrender Charge. If the Stated Amount has been increased, the amount of the partial surrender and any charges and fees arising out of such partial surrender will be applied to the Accumulation Value associated with each increase in the reverse order in which the increases were made. We will also treat your cumulative total premium payments as having been reduced by the amount of any partial surrender, which could cause the Death Benefit Guarantee to lapse.

Under Option A, a partial surrender reduces your Stated Amount. Such a surrender will result in a dollar for dollar reduction in the death Proceeds except when the death Proceeds of your Policy are determined by the Corridor Percentage Test. The Stated Amount remaining after a partial surrender may be no less than the minimum Stated Amount of $100,000. If increases in the Stated Amount have occurred previously, a partial surrender will first reduce the Stated Amount of the most recent increase, then the next most recent increases successively, then the initial Stated Amount.

Under Option B, a partial surrender reduces your Accumulation Value. Such a reduction will result in a dollar for dollar reduction in the death Proceeds except when the death Proceeds are determined by the Corridor Percentage Test. Because the Option B Death Benefit is the sum of the Accumulation Value and Stated Amount, a partial surrender under Option B does not reduce your Stated Amount but instead reduces Accumulation Value.

If the Proceeds payable under either Death Benefit option both before and after the partial surrender are determined by the Corridor Percentage Test, a partial surrender generally will result in a reduction in Proceeds equal to the amount paid upon such surrender plus such amount multiplied by the applicable corridor percentage.

During the first 15 Policy Years and for 15 years after the effective date of an increase, a Surrender Charge will be charged on the amount of partial surrenders in any Policy Year that exceeds 10% of the Cash Surrender Value as of the end of the previous Policy Year, in addition to the administrative fee of the lesser of $25 or 2% of the amount surrendered.

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Loans

After the first Policy Year, you may borrow up to the Loan Value of your Policy by sending a written request on a form acceptable to us to our Administrative Office. The Loan Value is the Cash Surrender Value less the monthly charges, including the cost of insurance charges, on your Policy to the end of the current Policy Year. The Loan Value will never be less than 90% of the Cash Surrender Value. The amount available at any time for a policy loan is the Loan Value less the amount of any outstanding loan. We will generally distribute the loan Proceeds to you within seven days from Receipt of your request for the loan at our Administrative Office, although payment of the Proceeds may be postponed under certain circumstances. (See “Postponement of Payments” section below.) In some circumstances, loans may involve tax liability. (See “Taxes”.)

When a loan is made, Accumulation Value in an amount equal to the loan will be taken from the General Account and each Subaccount in proportion to your Accumulation Value in the General Account and each Subaccount. This value is then held in the Loan Collateral Account and earns interest at an effective rate guaranteed to be at least 4% per year. Such interest is credited to the Subaccounts and the General Account in accordance with the premium allocation then in effect.

We charge you interest in advance on loans you take from your Policy values. The annual rate we deduct from your loan Proceeds is 5.00%. Due to the compounding of interest paid at the beginning of the year this amount is equivalent to an annual rate of 5.26% if the interest was paid at the end of the year. When we make a loan, we add to the amount of the loan the interest covering the period until the end of the Policy Year. At the beginning of each subsequent Policy Year, if you fail to pay the interest in cash, we will transfer sufficient Accumulation Value from the General Account and each Subaccount to pay the interest for the following Policy Year. The allocation will be in proportion to your Accumulation Value in each Subaccount.

You may repay a loan at any time, in whole or in part, before we pay the Policy Proceeds. When you repay a loan, interest already charged covering any period after the repayment will reduce the amount necessary to repay the loan. Premiums paid in excess of any loan interest due and planned premium will be applied to reduce or repay such loan. When a loan repayment is made the Loan Collateral Account will be reduced by the amount of the repayment. The value of the repayment will be allocated first to the General Account until the amount in the General Account is equal to the amount which was in the General Account immediately prior to the loan. Thereafter, the additional portion of the repayment, if any, will be allocated to the General Account and each Subaccount using the same percentages used to allocate Net Premiums unless you give notice otherwise.

Any outstanding Policy Indebtedness will be subtracted from the Proceeds payable at the Insured’s death and from Cash Surrender Value upon full surrender or maturity. We will also treat your cumulative total premium payments as having been reduced by an amount equal to the loan, which could cause the Death Benefit Guarantee to lapse. A loan, whether or not repaid, will have a permanent effect on a Policy’s Cash Surrender Value (and the Death Benefit under Option B policies) because the investment results of the Subaccounts will apply only to the amount remaining in the Subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, Policy values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Policy values will be higher than they would have been had no loan been made.

Preferred Loans

A preferred loan is available at any time on or after the 10th policy anniversary. In the first policy year in which you take a preferred loan, the maximum preferred loan available is 10% of the gross loan value. The gross loan value is the cash surrender value minus an amount to cover monthly charges to the next policy anniversary. In later policy years, you may increase your preferred loan by an amount not greater than 10% of the gross loan value. The total amount of the preferred loan amount may never exceed the gross loan value. Loan interest on preferred loans is payable in advance at a rate of 3.846%. This amount is equal to an annual rate of 4% if the interest was paid at the end of the year. The interest rate credited to the accumulation value equal to the loaned amount under this preferred loan provision is 4.00%.

Certain policy loans may result in currently taxable income and tax penalties. If you are considering the use of policy loans as retirement income, you should consult your personal tax adviser regarding potential tax consequences that may arise if you do not make necessary payments to keep the policy from lapsing. The amount of the premium payments necessary to keep the policy from lapsing will increase with your age.

Postponement of Payments

Payment of any amount upon a full or partial surrender, a Policy loan, or benefits payable at death or maturity may be postponed whenever:

Form 6721-NSLAC	28

• the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the Exchange is restricted as determined by the Commission;

•  the Commission by order permits postponement for the protection of Policyholders; or

• an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of VAL’s net assets.

We may also withhold payment of any increased Accumulation Value or Loan Value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

LAPSE AND REINSTATEMENT

Provided you pay the Minimum Premium and thereby keep the Death Benefit Guarantee in effect, your Policy will not lapse during the Death Benefit Guarantee period. If you fail to pay the Minimum Premium and, as a result, the Death Benefit Guarantee is not in effect, the Policy will remain in force as long as the Cash Surrender Value less any Policy Indebtedness is sufficient to pay the next Monthly Deduction. If the Cash Surrender Value less any Policy Indebtedness is insufficient to pay the next Monthly Deduction, you will be given a 61 day grace period within which to make a premium payment to avoid Policy lapse. The 61 day grace period begins on the due date of the monthly charges. The premium required to avoid lapse will be equal to the amount needed to allow the Cash Surrender Value less any Policy Indebtedness to cover the Monthly Deduction for two Policy Months. The grace period begins when we mail the notice. In some states, we will also send the notice to a second addressee listed on the policy. The Policy will continue in force throughout the grace period, but if the required premium is not received in our Administrative Office by 4:00 p.m. Eastern Time on the last day of the grace period, the Policy will terminate without value at the end of the grace period. If the last day of the grace period is a Saturday, Sunday or a federal holiday, the required premium must be received in our Administrative Office by 4:00 p.m. Eastern Time the prior business day. Absent receipt of the full amount of the premium payment necessary at the time you make the payment (which may be more or less than the Amount Due on your notice depending on the investment performance of your Subaccounts), your policy may still be subject to lapse. If you die during the grace period, the Death Benefit will be reduced by the amount of any unpaid Monthly Deduction. However, the Policy will never lapse due to insufficient Cash Surrender Value as long as the Death Benefit Guarantee is in effect.

Reinstatement

If the Policy lapses, you may apply for reinstatement anytime within five years. Your policy will be reinstated if you supply proof of insurability as described in your contract and pay the reinstatement fee. The reinstatement fee is comprised of Accrued Monthly Deductions, two (2) months of Monthly Deductions calculated based upon your age, gender, risk class, rating and Stated Amount at the time of reinstatement, 6% interest on any outstanding loan amount from the time the policy lapsed and a Premium Expense Charge. The Premium Expense Charge computed under the reinstatement fee applies to the Accrued Monthly Deductions and the two (2) months of Monthly Deductions due at the time of reinstatement. Please see “Premium Expense Charges” section for more information about the charge.

At the time of reinstatement, the Policy will be restored to the same Accumulation Value you had when the Policy lapsed. The Policy Date and Stated Amount, as well as your Subaccount allocations, remain the same as when the Policy lapsed. Monthly Deductions and charges for the Policy after reinstatement will be based upon your age, gender, risk class, rating and Stated Amount at the time of reinstatement.

Please see “Reinstatement Fee” section for examples of the reinstatement fee calculation.

TAXES

The following description is a brief summary of some of the Code provisions which, in our opinion, may currently affect the Policy. This summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent tax advisers should be consulted for more complete information. Tax laws can change, even with respect to policies that have already been issued. Tax law revisions, with unfavorable consequences to policies offered by this prospectus, could have retroactive effect on previously issued policies or on subsequent voluntary transactions in previously issued policies.

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Policy Proceeds

The Policy contains provisions not found in traditional life insurance policies providing only for fixed benefits. However, under the Code the Policy should qualify as a life insurance policy for federal income tax purposes as long as certain conditions are met. Consequently, the Proceeds of the Policy payable to the Beneficiary on the death of the Insured will generally be excluded from the Beneficiary’s income for purposes of federal income tax. As long as the Policy remains in effect, any increases in the value of the Policy will not be taxable.

Current tax rules and penalties on distributions from life insurance policies apply to any life insurance policy issued or materially changed on or after June 21, 1988 that is funded more heavily (faster) than a traditional whole life plan designed to be paid-up after the payment of level annual premiums over a seven-year period. Thus, for such a policy (called a “Modified Endowment Contract” in the Code), any distribution, including surrenders, partial surrenders, maturity Proceeds, and loans secured by the policy, during the Insured’s lifetime (but not payments received as an annuity or as a Death Benefit) would be included in the Policyholder’s gross income to the extent that the policy’s Cash Surrender Value exceeds the owner’s investment in the policy. In addition, a ten percent penalty tax applies to any such distribution from such a policy, to the extent includible in gross income, except if made:

• after the taxpayer’s attaining age 59½,

• as a result of his or her disability, or

• in one of several prescribed forms of annuity payments.

Loans received under the Policy (unless the Policy is a Modified Endowment Contract (“MEC”)) will be construed as indebtedness of the Policyholder in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the Policy is expected to constitute income to the Policyholder. Interest payable with respect to such loans is not tax deductible. If the Policy is surrendered or lapsed, any Policy loan then in effect is treated as taxable income to the extent that the Policy’s Accumulation Value (including the loan amount) then exceeds your “basis” in the Policy. (Your “basis” equals the total amount of premiums that were paid into the Policy less any withdrawals from the Policy plus any amounts reported to you as taxable income due to loans secured by the Policy.) Federal estate and local estate, inheritance and other tax consequences of Policy ownership or Receipt of Policy Proceeds depend upon the circumstances of each Policyholder and Beneficiary.

Avoiding DEFRA Violations

The Deficit Reduction Act of 1984 (“DEFRA”) outlines how much premium can be paid into a life insurance policy relative to the death benefit in the policy. In order to ensure that premium payments made to your policy do not exceed DEFRA guidelines, which would cause your policy to no longer be considered as life insurance for tax purposes, we will only apply the portion of your premium payment that does not exceed the DEFRA guidelines. The remaining portion of your premium payment that we are not able to apply given DEFRA guidelines will be returned to you within five (5) business days. Please contact your tax advisor with any further questions regarding DEFRA.

Avoiding Modified Endowment Contracts

If you have previously authorized us to do so, we will hold your premium payment for up to ten (10) business days, if applying the premium payment before the due date would cause the Policy to be treated as a MEC for federal income tax purposes.

If (i) you have not given us prior authorization to hold your premium payment for up to ten (10) business days, and we determine your premium payment will cause your Policy to become a MEC if we apply your premium payment immediately or (ii) we determine that your premium will cause the Policy to become a MEC even if we wait ten (10) business days to apply the premium, we will attempt to contact you within two (2) business days to determine your intent regarding the premium payment. If you do not want the Policy to be treated as a MEC for tax purposes, we will (i) delay applying the premium for ten (10) business days, where applicable, or (ii) refund the premium payment to the payor of the premium payment within five (5) business days of confirming your intention. If we are unable to confirm your intentions within two (2) business days of Receipt of the premium payment, we will apply the premium payment as of the third Valuation Date, and your Policy will be treated as a MEC for federal income tax purposes.

Correction of Modified Endowment Contracts

If you have made premium payments in excess of the amount that would be permitted without your Policy being treated as a MEC under the Code, you may, upon timely written request, prevent that tax treatment by receiving a refund, without

Form 6721-NSLAC	30

deduction of any charges, of the excess premium paid. Under the Code, such a corrective action must be completed by no later than 60 days after the end of the year following the date the Policy became a MEC.

Right to Charge for Company Taxes

We are presently taxed as a life insurance company under the provisions of the Code. The Tax Reform Act of 1984 specifically provides for adjustments in reserves for flexible premium policies, and we will reflect flexible premium life insurance operations in our tax return in accordance with such Act.

Currently, no charge is assessed against VAL for our federal taxes, or provision made for such taxes, that may be attributable to VAL. However, we may in the future charge each Subaccount of VAL for its portion of any tax charged to us in respect of that Subaccount or its assets. Under present law, we may incur state and local taxes (in addition to premium taxes) in several states. We may decide to assess charges for such taxes, or make provision for such taxes, against VAL. Any such charges against VAL or its Subaccounts could have an adverse effect on the investment performance of the Subaccounts.

LEGAL PROCEEDINGS

There are no legal proceedings to which VAL is a party or to which the assets of any of the Subaccounts of VAL are subject. We (including Ohio National Equities, Inc.) are not involved in any litigation that is of material importance in relation to our total assets or that relates to VAL.

FINANCIAL STATEMENTS

The financial statements of the Registrant, VAL, and the financial statements and schedules of the Depositor, National Security Life and Annuity Company are included in the Statement of Additional Information (“SAI”). A copy of the SAI may be obtained by contacting your registered representative, by contacting us at 1-877-466-6060 or by writing us at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on the Commission’s EDGAR System found at www.sec.gov.

GLOSSARY

We have tried to make this prospectus as easy to read as possible. However, because of the complexity of the Policy, it is sometimes necessary to use technical or defined terms. Listed below are some of the unfamiliar terms you may see in this prospectus.

Accumulation Value — the sum of the policy’s values in the Subaccounts, the General Account and the Loan Collateral Account.

Accrued Monthly Deduction — monthly deductions accrued and outstanding as of the date the policy lapses.

Age — the Insured’s age at his or her nearest birthday.

Attained Age — the Insured’s Age at the end of the most recent policy year.

Beneficiary — the Beneficiary designated by the Policyholder in the application or in the latest notification of change of Beneficiary filed with us. If the Policyholder is the Insured and if no Beneficiary survives the Insured, the Insured’s estate will be the Beneficiary. If the Policyholder is not the Insured and no Beneficiary survives the Insured, the Policyholder or the Policyholder’s estate will be the Beneficiary.

Cash Surrender Value — the Accumulation Value minus any applicable Surrender Charges. The Cash Surrender Value is subject to Policy Indebtedness.

Code — the Internal Revenue Code of 1986, as amended and all related regulations.

Commission — the Securities and Exchange Commission.

Corridor Percentage Test — a method of determining the minimum Death Benefit as required by the Code to qualify the policy as a “life insurance contract”. The minimum Death Benefit equals the Accumulation Value plus the Accumulation Value multiplied by a percentage that varies with Age as specified by the Code.

Death Benefit — the amount payable upon the death of the Insured, before deductions for policy indebtedness and unpaid Monthly Deductions.

Form 6721-NSLAC	31

Death Benefit Guarantee — our guarantee that the policy will not lapse so long as you have met the Minimum Premium requirement and the policy is still within the Death Benefit Guarantee period.

General Account — our assets other than those allocated to our separate accounts. The General Account may also be called the Guaranteed Account or the Fixed Account.

Good Order — an instruction or request is in Good Order when it is received in our Home Office, or other place we may specify, and has such clarity and completeness that we do not have to exercise any discretion to carry out the instruction or request. We may require that the instruction or request be given in a certain form. If we do require it be given in a certain form then the instruction or request submitted must comply with the specified form to be in Good Order.

Guideline Annual Premium — the annual premium that would be payable through the policy Maturity Date for a specified Stated Amount of coverage if we scheduled premiums as to both timing and amount and such premiums were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at an annual effective rate of 4%, and fees and charges as set forth in the policy. This is the maximum premium permitted under the Code. All policy changes affect the Guideline Annual Premium, and we may, in our discretion, refuse to accept any policy change that would cause the policy to be disqualified as life insurance under the Code.

Home Office — our principal executive offices located at 810 Seventh Avenue, New York, New York 10019. Our administrative office is located at One Financial Way, Montgomery, Ohio 45242.

Initial Premium — an amount you must pay to begin policy coverage. It must be at least equal to one monthly Minimum Premium.

Insured — the person upon whose life the policy is issued.

Issue Date — the date we approve your application and issue your policy. The Issue Date will be the same as the Policy Date except for backdated policies, for which the Policy Date will be prior to the Issue Date, and except for cash on delivery policies, for which the policy date will be after the issue date.

Loan Collateral Account — an account to which Accumulation Value in an amount equal to a policy loan is transferred pro rata from the Subaccounts of VAL and the General Account.

Loan Value — the maximum amount that you may borrow under the policy. The Loan Value equals the Cash Surrender Value minus the cost of insurance charges for the balance of the Policy Year. The Loan Value minus Policy Indebtedness equals the amount you may borrow at any given time.

Maturity Date — unless otherwise specified in the policy, the Maturity Date is the end of the Policy Year nearest the Insured’s 100th Birthday.

Minimum Premium — the monthly premium set forth on the specification page of your policy or any endorsement sent to you following a policy change necessary to maintain the Death Benefit Guarantee. Although we express the Minimum Premium as a monthly amount, you need not pay it each month. Rather, you must pay, cumulatively, premiums that equal or exceed the sum of the Minimum Premiums required for each month that the Death Benefit Guarantee remains active. The cumulative Minimum Premium is reduced by all loans and partial surrenders.

Monthly Deduction — the monthly charge against cash value which includes the cost of insurance, a maintenance charge, and the cost of any optional insurance benefits added by rider.

National Security — National Security Life and Annuity Company.

Net Investment Factor — the percentage change in value of a Subaccount from one Valuation Period to the next.

Net Premiums — the premiums you pay less the Premium Expense Charge.

Planned Premium — a schedule indicating the Policyholder’s Planned Premium payments under the policy. The schedule is a planning device only and you do not need to adhere to it.

Policy — the Security Advantage VUL flexible premium variable life insurance policy. The policy may also be called the contract.

Policy Date — the date as of which policy charges begin. The Policy Date is used to determine Policy Months and years.

Policy Month — each Policy Month starts on the same date in each calendar month as the Policy Date.

Policy Year — each Policy Year starts on the same date in each calendar year as the Policy Date.

Policy Indebtedness — the total of any unpaid policy loans.

Policyholder — the person so designated on the specification page of the policy. The Policyholder may also be called the contractowner.

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Premium Expense Charge — an amount deducted from gross premiums consisting of a distribution charge and any state premium tax and other state and local taxes applicable to your policy.

Proceeds — the amount payable on surrender, maturity or death.

Process Day — the first day of each Policy Month. We deduct Monthly Deductions and credit any interest earned on any amounts in the fixed account or on any outstanding loan balance on this day.

Pronouns — “our”, “us” or “we” means National Security Life and Annuity Company. “You”, “your” or “yours” means the Insured. If the Insured is not the Policyholder, “you”, “your” or “yours” means the Policyholder when referring to policy rights, payments and notices.

Receipt — with respect to transactions requiring valuation of variable account assets, a notice or request is deemed received by us on the date actually received if received on a Valuation Date before 4:00 p.m. Eastern Time. If received on a day that is not a Valuation Date or after 4:00 p.m. Eastern Time on a Valuation Date, it is deemed received on the next Valuation Date.

Settlement Options — methods of paying the Proceeds other than in a lump sum.

Stated Amount — the minimum Death Benefit payable under the policy as long as the policy remains in force and which is set forth on the specification page of your policy.

Stipulated Premium — an amount selected by the Policyholder at the time of purchasing the policy that will be waived each period as planned premium if the Insured is totally disabled and exercises the Waiver of Premium for Total Disability rider.

Subaccount — a subdivision of VAL which invests exclusively in the shares of a corresponding portfolio of one of the Funds.

Surrender Charge — a charge assessed in connection with policy surrenders, partial surrenders, lapses and decreases in stated amount applicable for 15 years from the policy date with respect to your initial stated amount and from the date of any increase in stated amount with respect to such increase. Surrender charges are based on your age, sex, underwriting classification and length of time you have held your policy. See the specification pages of your policy or the discussion under “Surrender Charges” for more information.

Valuation Date — each day on which the net asset value of Fund shares is determined. See the accompanying Fund prospectuses.

Valuation Period — the period of time from one determination of variable accumulation unit values to their next determination. Such values will be determined as often as we choose to do so, but will occur at least once a week or as often as required by the 1940 Act.

VAL — National Security Variable Account L.

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To learn more about National Security and this Policy, you should read the SAI dated May 1, 2018. You can request a free copy of the SAI, request other information about this Policy or make inquiries about your Policy by contacting your registered representative, by contacting us at 877.466.6060 or by writing to us at One Financial Way, Cincinnati, Ohio 45242.

The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the policy. Information about us and the policy (including the SAI) may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the Commission at 202.942.8090.

Investment Company Act of 1940 Registration File No. 811-10621
Securities Act of 1933 Registration File No. 333-76344

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Statement of Additional Information

National Security Life and Annuity Company

One Financial Way

Montgomery, Ohio 45242

Telephone 877.446.6060

National Security Variable Account L

Security Advantage

Individual, Flexible Premium Variable Life Insurance Policy

This Statement of Additional Information contains additional information to the Prospectus for the individual, flexible premium variable life insurance policy (the “Policy”) issued by National Security Life and Annuity Company (“the Company”). This Statement of Additional Information is not a prospectus and it should be read only in conjunction with the prospectus for the policy. The prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the prospectus by contacting your agent or representative or by writing us at the address above or calling us toll-free at the telephone number listed above.

May 1, 2018TABLE OF CONTENTS

General Information	2
Services	2
Additional Info About Operation of Policies and Registrant	3
Additional Info About Charges	3
Performance Data	4
Indemnification	4
Principal Underwriter	4

General Information

National Security Life and Annuity Company

National Security is licensed to issue life insurance and annuities in 18 states and the District of Columbia. We were incorporated under the laws of the State of New York in 1973 as The Urbaine Life Reinsurance Company. In 1993, we were purchased by Security Life of Denver Insurance Company and our name was changed to First ING Life Insurance Company of New York. Our name was changed to National Security Life and Annuity Company on January 4, 2002, when we were purchased by SMON Holdings, Inc., a Delaware corporation which was owned jointly by Security Mutual Life Insurance Company of New York (“Security Mutual”) and The Ohio National Life Insurance Company (“Ohio National Life”). In March 2007, Ohio National Life and Security Mutual became direct owners of our stock after SMON Holdings, Inc. was dissolved, and Ohio National Life purchased additional shares of our stock from Security Mutual, increasing its ownership to over 80% of our outstanding stock. In December 2011, Ohio National Life purchased all of the shares owned by Security Mutual, thus becoming 100% owner of National Security. Ohio National Life is an Ohio domiciled insurance company. Our home office is at 810 Seventh Avenue, New York, New York 10019. Our administrative office is at One Financial Way, Montgomery, Ohio 45242.

National Security Variable Account L (“VAL”)

We established VAL on January 4, 2002 pursuant to the insurance laws of the State of New York. VAL is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under New York law, VAL’s assets are held exclusively for the benefit of contractowners and persons entitled to payments under the contract. VAL’s assets are not chargeable with liabilities arising out of our other business.

We keep VAL’s assets physically segregated from assets of our General Account. We maintain records of all purchases and redemptions of Fund shares by each of VAL’s subaccounts.

VAL has subaccounts corresponding to each of the Funds listed in this prospectus. VAL may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.

The Ohio National Life Insurance Company (“Ohio National Life”)

Ohio National Life was organized under the laws of Ohio on September 9, 1909 as a stock life insurance company. Ohio National Life is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc. It writes life, accident and health insurance and annuities in 49 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $42 billion and equity in excess of $2.3 billion.

Services

Independent Registered Public Accounting Firm

The financial statements of National Security Variable Account L as of December 31, 2017 and for each of the periods in the two-year period ended December 31, 2017, and the related financial highlights for each of the periods in the five-year period ended December 31, 2017, and the financial statements and schedules of National Security Life and Annuity Company as of December 31, 2017 and 2016 and for each of the years in the three-year period ended December 31, 2017 have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, also included herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at 191 West Nationwide Blvd., Columbus, OH 43215.

Additional Information About Operation of Policies and Registrant

Additions, Deletions or Substitutions of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares held by any subaccount or which any subaccount may purchase. If shares of the Funds should no longer be available for investment or if, in the judgment of management, further investment in shares of the Funds would be inappropriate in view of the purposes of the policy, we may substitute shares of any other investment company for shares already purchased, or to be purchased in the future. No substitution of securities will take place without notice to and the consent of policyholders and without prior approval of the Commission, all to the extent required by the 1940 Act. In addition, the investment policy of VAL will not be changed without the approval of the Ohio Superintendent of Insurance and such approval will be on file with the state insurance regulator of the state where your policy was delivered.

Misstatements

If the age or sex of the insured has been misstated in an application, including a reinstatement application, and we become aware of the misstatement after the insured’s death, the amount payable under the policy by reason of the death of the insured will be 1.0032737 multiplied by the sum of (i) and (ii) where:

(i) is the accumulation value on the date of death; and

(ii) is the death benefit, less the accumulation value on the date of death, multiplied by the ratio of (a) the cost of insurance deducted on the Process Day nearest the insured’s death to (b) the cost of insurance that should have been deducted at the insured’s true age or sex.

If we become aware of the misstatement before the insured’s death, at time of discovery we will adjust the monthly Minimum Premium and charge from that time forward the Cost of Insurance for the insured’s correct age, sex and Stated Amount. We also reserve the right to adjust the Accumulation Value, the monthly Minimum Premium and/or the Stated Amount to account for any under-assessment of Cost of Insurance charges or monthly Minimum Premium in the past because of the misstatement of age and/or sex.

Suicide

The policy does not cover the risk of suicide or self-destruction within two years (one year depending upon state law) from the policy date or two years (one year depending upon state law) from the date of any increase in stated amount with respect to that increase, whether the insured is sane or insane. In the event of suicide within two years of the policy date, we will refund the greater of the cash value or premiums paid, without interest, less any policy indebtedness and less any partial surrender. In the event of suicide within two years of an increase in stated amount, we will refund the greater of the cash value or premiums allocated to the increase, without interest, less a deduction for a share of any policy indebtedness outstanding and any partial surrenders made since the increase. The share of indebtedness and partial surrenders so deducted will be determined by dividing the face amount of the increase by the total face amount at the time of death.

Beneficiaries

The primary and contingent beneficiaries are designated by the policyholder on the application. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with us. If more than one beneficiary survives the insured, the proceeds of the policy will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the policyholder.

Non-Participating Policy

The policy does not share in our surplus distributions. No dividends are payable with respect to the policy.

Additional Information About Charges

Underwriting Procedures

Guaranteed maximum cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Table (the prevailing mortality table approved by the National Association of Insurance Commissioners), age nearest birthday, with distinction for the insured’s gender and smoking status. The rates will reflect the insured’s risk classes.

Supplemental Benefits

There are several supplemental benefits or riders that will or may be added to your Policy. These riders or benefits may not be available in all states. All of the supplemental benefits or riders may impose additional charges which are disclosed in the prospectus.

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Waiver of Stipulated Premium — provides for a continuation of premium payments (at a predetermined level) if the insured becomes totally disabled for six months or more.

Accidental Death Benefit — provides for an additional death benefit if the insured’s death results from accidental injury and occurs within 180 days from the accident.

Guaranteed Purchase Option — provides the right to purchase additional permanent life insurance coverage, on certain predetermined future dates, without having to prove that you are still insurable.

Accelerated Death Benefit Rider (Lifetime Advantage Rider) — an accelerated death benefit option which allows the policyowner to receive up to 50% of a policy’s death benefit, up to $250,000 if the insured is diagnosed as terminally ill with twelve months or less to live. The maximum charge for this rider is $100.00 and it may be added to the Policy at any time.

Continuation of Coverage Rider — enables you to continue the full death benefit amount of your policy past the maturity date of age 100, as long as there is a positive cash surrender value in the policy at the time. The rider is only available at the time the policy is issued.

Exchange of Life Rider — Allows the named insured to be changed.

Performance Data

We may disclose yields, total returns and other performance data for the Portfolios. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

Average Annual Total Return Calculations

Each Portfolio may advertise its average annual total return. We calculate each portfolio’s average annual total return using the following method:

• A hypothetical $10,000 investment in each Portfolio on the first day of the period at the maximum offering price (“initial investment”) is assumed.

• We calculate the ending value (“ending value”) of that investment at the end of 1-, 5- and 10-year periods. If average annual total return for a Subaccount is not available for a stated period, we may show average annual total return since Subaccount inception. The ending value reflects the effect of the mortality and expense risk charge and all other Investment Option operating expenses. We do not reflect any cost of insurance charges, premium taxes, surrender charges or any other insurance-related charges in the calculation.

•  The ending value is divided by the initial investment.

•  The quotient is taken to the Nth root (N representing the number of years in the period), 1 is subtracted from the result and the result is expressed as a percentage to the nearest one-hundredth of one percent.

Indemnification

Our officers, directors and employees who have access to the assets of the variable account are covered by fidelity bonds issued by (1) Fidelity & Deposit Company of Maryland, (2) Great American Insurance Company, and (3) Liberty Mutual Insurance Company in the aggregate amount of $10,000,000 (primary), $7,500,000 (quota-share), and $7,500,000 (quota-share), respectively.

Principal Underwriter

Ohio National Equities, Inc. (“ONEQ”), an Ohio corporation and another wholly-owned subsidiary of Ohio National Life, is the principal underwriter of the policies. ONEQ is located at One Financial Way, Cincinnati, Ohio 45242. The policies are offered on a continuous basis.

Under a distribution and service agreement with ONEQ first executed on January 1, 2002, we reimburse it for any expenses incurred by it in connection with the distribution of the policies. This agreement may be terminated at any time by either party on 60 days’ written notice. The following chart shows the premium payments received by VAL for the last three years and the aggregate amount of commissions paid to ONEQ for contracts issued by VAL and the amounts retained by ONEQ for each of the last three years.

Year	Premiums Received by VAL	Aggregate Commissions	Retained Commissions
2017	$5,672	$0.00	$0.00
2016	$5,646	$0.00	$0.00
2015	$5,646	$0.00	$0.00

4

The policy is sold by individuals who, in addition to being licensed as life insurance agents, are also registered representatives (a) of The O.N. Equity Sales Company (“ONESCO”), a wholly-owned subsidiary of Ohio National Life, or (b) of other broker-dealers that have entered into distribution agreements with the principal underwriter of the policies. ONESCO and the other broker-dealers are responsible for supervising and controlling the conduct of their registered representatives in connection with the offer and sale of the policy. ONESCO and the other broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority.

In addition to this and the other contracts issued by National Security Life and Annuity Company and National Security Variable Account L, ONEQ also serves as the principal underwriter for variable annuity contracts issued by The Ohio National Life Insurance Company through Ohio National Variable Account A, Variable Account B, Variable Account C and Variable Account D and for variable life and annuity contracts issued by Ohio National Life Assurance Corporation through Ohio National Variable Account R.

The officers and directors of ONEQ are:

H. Douglas Cooke, III	Director
Barbara A. Turner	Director
Martin T. Griffin	Director, Chairperson, President & Chief Executive Officer

Thomas J. DeGaetano	Vice President, Annuities
Robert K. Gongwer	Vice President and Tax Officer

Andrew J. VanHoy	Vice President, Compliance
Teresa R. Cooper	Treasurer & Comptroller
Kimberly A. Plante	Secretary

Nicholas A. Vision	Tax Officer
Bradley T. Owens	Tax Officer
John McCaffrey	Tax Officer

5

KPMG LLP
Suite 500
191 West Nationwide Blvd.
Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

To the Board of Directors of National Security Life and Annuity Company

and Contract Owners of National Security Variable Account L:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and contract owners’ equity of the subaccounts listed in the Appendix that comprise the National Security Variable Account L (the Separate Account) as of December 31, 2017, the related statements of operations for the year then ended and changes in contract owners’ equity for each of the years in the two-year period then ended, and the related notes including the financial highlights in Note 7 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2017, the results of its operations for the year then ended, changes in its contract owners’ equity for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Separate Account’s auditor since 2002.

Columbus, Ohio

April 4, 2018

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

Appendix

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND – SERVICE CLASS 2

  VIP Contrafund® Subaccount

GOLDMAN SACHS VARIABLE INSURANCE TRUST – INSTITUTIONAL SHARES

  Large Cap Value Subaccount

OHIO NATIONAL FUND, INC.

  High Income Bond Subaccount

  S&P 500® Index Subaccount

2

ABOUT THIS REPORT

This report is a presentation of the National Security Variable Account L.

This Annual Report has four major sections:

Statements of Assets and Contract Owners’ Equity

These statements list all the underlying funds of the variable account, the number of shares owned, cost of shares, investments at fair value and contracts in accumulation period. The fair value of the assets changes as the underlying mutual funds change in value. As contract owners transfer among the underlying funds, the number of shares increases or decreases accordingly. When money is deposited or withdrawn by a contract owner, shares are correspondingly purchased or redeemed.

Statements of Operations

The Statements of Operations show income and expenses to the variable account from investment activity for reinvested dividends and risk and administrative expenses. Risk and administrative expenses are assessed through the daily unit value calculation and represent an expense to the variable account and its contract owners. These statements also show reinvested capital gains, the realized gain (loss) resulting from units being sold, and unrealized gain (loss).

Statements of Changes in Contract Owners’ Equity

The Statements of Changes in Contract Owners’ Equity include the increase or decrease in contract owners’ equity from operations for income and expenses shown on the statements of operations. In addition, the equity transactions section of this statement illustrates contract purchase payments, cost of insurance and other administrative fees, lapse charges, transfers from fixed and other subaccounts, withdrawals and surrenders, and surrender charges. The sum of these two sections represents the net change in contract owners’ equity which, when added to the beginning contracts owners’ equity, equals contract owners’ equity at the end of the reporting year. The change in units section illustrates the number of units purchased and redeemed for each subaccount during the year reported.

Notes to Financial Statements

The Notes to Financial Statements provide further disclosures about the variable account and its underlying contract provisions.

National Security Variable Account L

Statements of Assets and Contract Owners’ Equity	December 31, 2017

			Assets	Contract owners’ equity
	Shares	Cost	Investments, at fair value	Contracts in accumulation period (note 5)
Ohio National Fund, Inc.:
S&P 500® Index Subaccount	627	$10,249	$18,517	$18,517

High Income Bond Subaccount	745	9,562	14,418	14,418

Goldman Sachs Variable Insurance Trust - Institutional Shares:
Large Cap Value Subaccount	1,709	17,786	15,482	15,482

Fidelity® Variable Insurance Products Fund - Service Class 2:
VIP Contrafund® Subaccount	486	13,933	17,991	17,991

Totals	3,567	$51,530	$66,408	$66,408

The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Statements of Operations	For the Year Ended December 31, 2017

	Ohio National Fund, Inc.		Goldman Sachs Variable Insurance Trust - Institutional Shares
	S&P 500®	High Income	Large Cap
	Index	Bond	Value
	Subaccount	Subaccount	Subaccount
	2017	2017	2017
Investment activity:
Reinvested dividends	$0	$0	$252
Risk and administrative expense (note 2)	(39)	(17)	(22)

Net investment activity	(39)	(17)	230

Reinvested capital gains	0	0	2,644

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	4,236	3,140	(269)
Unrealized gain (loss)	(696)	(2,094)	(1,024)

Net gain (loss) on investments	3,540	1,046	(1,293)

Net increase (decrease) in contract owners’ equity from operations	$3,501	$1,029	$1,581

The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Statements of Operations	For the Year Ended December 31, 2017

	Fidelity® Variable Insurance Products Fund - Service Class 2
	VIP
	Contrafund®	Total
	Subaccount	Subaccounts
	2017	2017
Investment activity:
Reinvested dividends	$146	$398
Risk and administrative expense (note 2)	(37)	(115)

Net investment activity	109	283

Reinvested capital gains	1,231	3,875

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	1,708	8,815
Unrealized gain (loss)	505	(3,309)

Net gain (loss) on investments	2,213	5,506

Net increase (decrease) in contract owners’ equity from operations	$3,553	$9,664

The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Statements of Changes in Contract Owners’ Equity	For the Years Ended December 31, 2017 and 2016

	Ohio National Fund, Inc.				Goldman Sachs Variable Insurance Trust - Institutional Shares
	S&P 500® Index Subaccount		High Income Bond Subaccount		Large Cap Value Subaccount
	2017	2016	2017	2016	2017	2016
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(39)	$(52)	$(17)	$(32)	$230	$424
Reinvested capital gains	0	0	0	0	2,644	220
Realized gain (loss)	4,236	429	3,140	360	(269)	(148)
Unrealized gain (loss)	(696)	2,069	(2,094)	2,269	(1,024)	1,780

Net increase (decrease) in contract owners’ equity from operations	3,501	2,446	1,029	2,597	1,581	2,276

Equity transactions:
Contract purchase payments	1,418	1,411	1,418	1,411	1,417	1,411
Cost of insurance and other administrative fees (note 2)	(503)	(705)	(424)	(643)	(442)	(633)
Transfers from fixed and other subaccounts	5	(120)	5	(109)	5	(98)
Withdrawals and surrenders	(10,080)	(16)	(8,596)	(15)	(9,120)	(15)
Surrender charges	(67)	0	(57)	0	(60)	0
Lapse charges (note 2)	(124)	0	(119)	0	(119)	0

Net equity transactions	(9,351)	570	(7,773)	644	(8,319)	665

Net change in contract owners’ equity	(5,850)	3,016	(6,744)	3,241	(6,738)	2,941
Contract owners’ equity:
Beginning of year	24,367	21,351	21,162	17,921	22,220	19,279

End of year	$18,517	$24,367	$14,418	$21,162	$15,482	$22,220

Change in units:
Beginning units	684	663	777	747	1,175	1,129

Units purchased	39	52	53	67	77	101
Units redeemed	(291)	(31)	(331)	(37)	(501)	(55)

Ending units	432	684	499	777	751	1,175

The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Statements of Changes in Contract Owners’ Equity	For the Years Ended December 31, 2017 and 2016

	Fidelity® Variable Insurance Products Fund - Service Class 2
	VIP Contrafund® Subaccount		Total Subaccounts
	2017	2016	2017	2016
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$109	$93	$283	$433
Reinvested capital gains	1,231	1,708	3,875	1,928
Realized gain (loss)	1,708	145	8,815	786
Unrealized gain (loss)	505	(300)	(3,309)	5,818

Net increase (decrease) in contract owners’ equity from operations	3,553	1,646	9,664	8,965

Equity transactions:
Contract purchase payments	1,419	1,413	5,672	5,646
Cost of insurance and other administrative fees (note 2)	(495)	(693)	(1,864)	(2,674)
Transfers from fixed and other subaccounts	5	(119)	20	(446)
Withdrawals and surrenders	(9,869)	(16)	(37,665)	(62)
Surrender charges	(65)	0	(249)	0
Surrender charges	(124)	0	(486)	0

Net equity transactions	(9,129)	585	(34,572)	2,464

Net change in contract owners’ equity	(5,576)	2,231	(24,908)	11,429
Contract owners’ equity:
Beginning of year	23,567	21,336	91,316	79,887

End of year	$17,991	$23,567	$66,408	$91,316

Change in units:
Beginning units	942	912	3,578	3,451

Units purchased	54	74	223	294
Units redeemed	(400)	(44)	(1,523)	(167)

Ending units	596	942	2,278	3,578

The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Notes to Financial Statements	December 31, 2017

(1)	Basis of Presentation and Summary of Significant Accounting Policies

A.	Organization and Nature of Operations

National Security Variable Account L (the “Account”) is a separate account of National Security Life and Annuity Company (“NSLA”) established as a funding vehicle for variable universal insurance life (“VUL”) policies. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from NSLA’s other assets and liabilities. The portion of the Account’s assets applicable to the variable insurance life policies is not chargeable with liabilities arising out of any other business NSLA may conduct.

The variable life insurance policies are sold by registered representatives of broker-dealers that have entered into distribution agreements with Ohio National Equities, Inc. (“ONEQ”). ONEQ is under common control with NSLA and The Ohio National Life Insurance Company (“ONLIC”) is the sole owner of ONEQ and NSLA. ONEQ is the principal underwriter of the contracts. NSLA pays ONEQ a sales commission based on a pre-determined percentage of each purchase payment and ONEQ pays a portion of that fee to broker-dealers. The commission percentage paid to broker-dealers may vary by product.

B.	Assets of the Account

Assets of the Account are assigned to the following subaccounts in amounts equating to the Account’s ownership of each underlying mutual fund:

Ohio National Fund, Inc.: S&P 500® Index and High Income Bond

Goldman Sachs Variable Insurance Trust – Institutional Shares: Large Cap Value

Fidelity® Variable Insurance Products Fund - Service Class 2: VIP Contrafund®

The underlying mutual funds (“the funds”) in which the subaccounts invest are diversified open-end management investment companies. The funds are not available to the general public directly, but are available as investment options in variable annuity contracts, variable life insurance policies issued by life insurance companies. The investments of the funds are subject to varying degrees of market, interest and financial risks; the issuers’ abilities to meet certain obligations may be affected by economic developments in their respective industries.

Some of the underlying mutual funds have been established by investment advisers that manage other mutual funds that may have similar names and investment objectives. While some of the underlying mutual funds may have holdings that are comparable to other similarly-named mutual funds, they may not be identical in portfolio management, composition, objective, or investment strategy. Consequently, the investment performance of an underlying mutual fund and a similarly-named fund may differ substantially.

Shares of the funds are purchased at Net Asset Value (“NAV”). The resulting value of assets is converted to accumulation units for the purpose of dividing the aggregate equity ownership of the subaccounts among affected contract owners.

Ohio National Investments, Inc. (“ONI”), a wholly owned subsidiary of ONLIC, performs investment advisory services on behalf of the Ohio National Fund, Inc. Portfolios in which the Account invests. For these services, ONI recorded net advisory fees of approximately $48.5 and $31.5 million from Ohio National Fund, Inc. for the periods ended December 31, 2017 and 2016, respectively.

Contract owners may, with certain restrictions, transfer their contract values between the Account and a fixed dollar contract (fixed account) maintained in the general account of NSLA. The accompanying financial statements include only the contract owners’ premium payments pertaining to the variable portions of their policies and exclude any premium payments for fixed account benefits.

Guarantees within a contract or optional rider that exceed the value of the interest in the Account represent expenses of ONLIC and are paid from its general account.

C.	Security Valuation, Transactions and Related Investment Income

The fair value of the underlying mutual funds is based on the closing NAV of fund shares held at December 31, 2017.

Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded and reinvested in the subaccounts on the ex-dividend date. Net realized gains and losses are determined on the basis of average cost.

D.	Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E.	Securities and Exchange Commission Regulations

On October 13, 2016, the Securities and Exchange Commission amended Regulation S-X, which requires standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The amendments had no impact on the Account’s financial statements and disclosures.

F.	Recently Issued Accounting Standards

There are no recently issued accounting standards applicable to the Account.

G.	Subsequent Events

NSLA no longer actively markets nor issues variable life insurance policies. The Company will continue to service the in-force policies regardless of the absence of new sales.

The Account has evaluated subsequent events through April 4, 2018, which is the date these financial statements were issued, and there are no other subsequent events to report.

(2)	Risk & Administrative Expense and Contract Charges

Although variable life payments differ according to the investment performance of the underlying subaccounts, they are not affected by mortality or expense experience because NSLA assumes the expense risk and the mortality risk of the policies. NSLA charges the Accounts’ assets for assuming those risks. Such charges are assessed through the unit value calculation.

At the end of each valuation period, NSLA charges a mortality and expense risk fee and a fee for recovery of administrative expenses. Both fees are calculated based on Contract Owner’s Equity at the end of the valuation period and pre-determined annualized rates as stated in the product prospectus. Administrative expenses include costs associated with providing accounting, administrative, compliance and legal services necessary to support issuance and maintenance of contracts. The expense risk assumed by NSLA is the risk that the deductions provided for in the variable life insurance policies may be insufficient to cover the actual costs to administer the terms stated in the contracts.

As long as a VUL policy remains in force, and upon receipt of due proof of an insured’s death, death benefit proceeds will be paid from the Account to a designated beneficiary pursuant to the terms of the policy. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date, according to the death benefit option chosen by the policy owner. The amount of the benefit paid beyond the value of the related policy will be paid by NSLA, and represents an expense of NSLA rather than the Account.

Each premium payment is subject to a premium expense charge. The premium expense charge is deducted in proportion to each policy’s current premium allocation choices. The premium expense charge has two components: distribution charge for premiums paid and state or local taxes on premium payments. Total premium expense charges assessed by NSLA amounted to $356 and $354 for the years ended December 31, 2017 and 2016, respectively.

All other fees assessed on contracts, including surrender fees, transfer fees, administrative fees, cost of insurance, maintenance fees, and fees for optional riders are charged to a contract upon the event related to the expense. These charges are assessed through the redemption of units, in an amount such that the value of the redeemed units at the end of the next valuation period are equivalent to the calculated dollar value of the charge.

The following table illustrates product and contract level charges:

These basic charges are assessed through reduction of daily unit values:	Security Advantage VUL
Mortality and Expense Risk Fees
This basic charge is assessed through reduction of daily unit values:	0.75%

This charge decreases to an approximate annual rate of 0.20% starting in the 11 year and later. This reduction is accomplished by deducting the normal mortality and expense charge and then at the end of each policy month we credit back to the policy an amount equal to an annualized rate of 0.55%. Because the charges are deducted at different times (monthly versus daily), the resulting charge may vary slightly, but will be approximately 0.20%.

The following charges are assessed through the redemption of units:
Premium Expense Charge
Deducted from premiums upon receipt.	3.9% to 4.9%

Premium Taxes
Deducted from premiums upon receipt.	2%

Surrender Fees

Deducted from the Accumulation Value during the first 15 policy years, and for 15 years following an increase in the stated amount, in the event of a full surrender, partial surrender, lapse, and decreases in stated amount. (per $1,000)

$12.29 to $132.66

Transfer Fees - per transfer
(currently no charge for the first 12 transfers each contract year)	$3 to $15

Administrative Fees
Upon the partial surrender amount. (of the amount surrendered)	the lesser of $25 or 2%

Cost of Insurance
Deducted monthly. Determined by age, gender and rate class with the maximums not exceeding charges posted in the 1980 Commissioner’s Standard Ordinary Mortality tables. (per $1,000)	$.045 to $83.33

Maintenance Fee
Deducted monthly.	$7

Continuation of Coverage Rider
Deducted monthly. Provides for payment of full death benefit past maturity date. (per $1,000)	$0.00 to $0.17

Accidental Death Benefit
Deducted monthly. Provides additional death benefit if insured’s sole cause of death is an accident. (per $1,000)	$0.05 to $0.29

Lifetime Advantage Rider

Upon submission of claim. Allows for up to one half of the death benefit (up to $250,000) to be paid in advance of the death of the insured in the event of terminal illness. Reduction of remaining death benefit of the amount taken under the rider.

up to 10%

Exchange of Life Insured - per exchange
Allows the insured life to be changed.	$75

Guaranteed Purchase Option
Deducted monthly. Provides the right to purchase chosen amount of insurance coverage at certain dates without evidence of insurability. (per $1,000)	$0.00 to $0.19

Waiver of Stipulated Premium for Total Disability
Deducted monthly. Credits a stipulated premium to the policy if insured is totally disabled. (per $1,000)	$0.01 to $0.18

Further information regarding fees, terms, and availability is provided in the prospectus for the product listed above.

(3)	Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the operations of NSLA, which is taxed as an insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon surrender or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account upon redemption of the Fund shares. Accordingly, NSLA does not provide income taxes within the Account.

(4)	Investments

In accordance with FASB ASC 820, Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses a market approach as the calculation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The Account categorizes its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

Level 1:

Unadjusted quoted prices accessible in active markets for identical assets at the measurement date. The assets utilizing Level 1 valuations represent investments in privately-traded registered mutual funds with readily determinable NAV. The Account has the ability to redeem its interest in the funds with the investee at NAV daily.

Level 2:

Unadjusted quoted prices for similar assets in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3:

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The following summarizes the fair value as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Separate Account Investments*	$66,408	$0	$0	$66,408

*	Refer to Note 1.B. for listing of individual Separate Account Investments.

The Account’s policy is to recognize transfers between fair value hierarchy levels at the reporting year end.

There were no transfers into, or out of, Level 1, Level 2, or Level 3 for the year ended December 31, 2017.

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2017 were as follows:

	Purchases	Sales
Ohio National Fund, Inc.:
S&P 500® Index Subaccount	$1,422	$10,812
High Income Bond Subaccount	1,422	9,213

Goldman Sachs Variable Insurance Trust - Institutional Shares:
Large Cap Value Subaccount	4,319	9,763

Fidelity® Variable Insurance Products Fund - Service Class 2:
VIP Contrafund® Subaccount	2,800	10,589

Totals	$9,963	$40,377

(5)	Financial Highlights

The following is a summary of accumulation units, value per unit, fair value (fair value represents the contracts in accumulation period) as of December 31, expenses, total return, and investment income ratio for the years then ended, for the respective subaccounts and products:

			Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
Ohio National Fund, Inc.:	S&P 500® Index Subaccount	2017	432	$42.895431	$18,517	0.75%	20.48%	0.00%
Ohio National Fund, Inc.:	S&P 500® Index Subaccount	2016	684	$35.603398	$24,367	0.75%	10.63%	0.00%
Ohio National Fund, Inc.:	S&P 500® Index Subaccount	2015	663	$32.182979	$21,351	0.75%	0.16%	1.43%
Ohio National Fund, Inc.:	S&P 500® Index Subaccount	2014	638	$32.131280	$20,501	0.75%	12.27%	1.33%
Ohio National Fund, Inc.:	S&P 500® Index Subaccount	2013	610	$28.619405	$17,469	0.75%	30.76%	1.21%
Ohio National Fund, Inc.:	High Income Bond Subaccount	2017	499	$28.908840	$14,418	0.75%	6.17%	0.00%
Ohio National Fund, Inc.:	High Income Bond Subaccount	2016	777	$27.229434	$21,162	0.75%	13.56%	0.00%
Ohio National Fund, Inc.:	High Income Bond Subaccount	2015	747	$23.977816	$17,921	0.75%	-3.79%	0.00%
Ohio National Fund, Inc.:	High Income Bond Subaccount	2014	712	$24.921205	$17,750	0.75%	2.01%	0.00%
Ohio National Fund, Inc.:	High Income Bond Subaccount	2013	679	$24.431140	$16,584	0.75%	6.28%	0.00%
Goldman Sachs Variable Insurance Trust - Institutional Shares:	Large Cap Value Subaccount	2017	751	$20.621789	$15,482	0.75%	9.04%	1.64%
Goldman Sachs Variable Insurance Trust - Institutional Shares:	Large Cap Value Subaccount	2016	1,175	$18.912174	$22,220	0.75%	10.75%	2.30%
Goldman Sachs Variable Insurance Trust - Institutional Shares:	Large Cap Value Subaccount	2015	1,129	$17.076291	$19,279	0.75%	-5.12%	1.48%
Goldman Sachs Variable Insurance Trust - Institutional Shares:	Large Cap Value Subaccount	2014	1,079	$17.998551	$19,425	0.75%	12.10%	1.47%
Goldman Sachs Variable Insurance Trust - Institutional Shares:	Large Cap Value Subaccount	2013	1,028	$16.056441	$16,504	0.75%	32.24%	1.18%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Contrafund® Subaccount	2017	596	$30.180062	$17,991	0.75%	20.68%	0.85%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Contrafund® Subaccount	2016	942	$25.007409	$23,567	0.75%	6.93%	0.65%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Contrafund® Subaccount	2015	912	$23.387106	$21,336	0.75%	-0.33%	0.83%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Contrafund® Subaccount	2014	879	$23.464997	$20,621	0.75%	10.82%	0.77%
Fidelity® Variable Insurance Products Fund - Service Class 2:	VIP Contrafund® Subaccount	2013	843	$21.173339	$17,840	0.75%	29.98%	0.80%

*

This represents the annualized contract expense rates of the Account for the year indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund portfolios and charges made directly to contract owner accounts through the redemption of units.

**

This represents the total return for the year indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented.

***	Accumulation units are rounded to the nearest whole number.

****

The Investment Income Ratio represents the net investment income dividends that were received by the subaccount for the years indicated, divided by average contract owners’ equity. Distributions of net capital gains by the underlying fund and expenses of the subaccount are not included in the calculation. The recognition of investment income by the subaccount is affected by the timing of dividends declared by the underlying fund. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Financial Statements and Schedules

December 31, 2017, 2016 and 2015

(With Independent Auditors’ Report Thereon)

KPMG LLP

Suite 500

191 West Nationwide Blvd.

Columbus, OH 43215-2568

Independent Auditors’ Report

The Board of Directors and Stockholder

National Security Life and Annuity Company:

Report on the Financial Statements

We have audited the accompanying financial statements of National Security Life and Annuity Company (a wholly owned subsidiary of The Ohio National Life Insurance Company) (the Company), which comprise the balance sheets as of December 31, 2017 and 2016, and the related statements of income, comprehensive income (loss), changes in equity, and cash flows for each of the years in the three-year period ended December 31, 2017, and the related notes and financial statement schedules I, III, and IV (collectively, the financial statements).

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2017 in accordance with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, OH

March 26, 2018

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Balance Sheets

December 31, 2017 and 2016

(Dollars in thousands, except share amounts)

	2017	2016
Assets
Investments:
Securities available-for-sale, at fair value:
Fixed maturity securities	$53,342	51,493
Trading securities, at fair value:
Fixed maturity securities	1,285	1,509
Policy loans	—	6
Other long-term investments	12	—
Short-term investments	1,500	—

Total investments	56,139	53,008
Cash and cash equivalents	2,764	2,795
Accrued investment income	413	422
Deferred policy acquisition costs	20,483	21,643
Reinsurance recoverable	6,632	6,395
Other assets	4,410	3,161
Federal income tax recoverable	—	143
Assets held in separate accounts	436,433	397,276

Total assets	$527,274	484,843

Liabilities and Equity
Future policy benefits and claims	$39,388	40,090
Current federal income taxes	675	—
Deferred federal income taxes	2,213	3,841
Reinsurance payables and other policyholder funds	278	458
Amounts due to affiliates	52	42
Other liabilities	198	405
Liabilities related to separate accounts	436,433	397,276

Total liabilities	479,237	442,112

Equity:
Stockholder’s equity:
Class A common stock, $250 par value. Authorized, issued and outstanding 10,000 shares	2,500	2,500
Additional paid-in capital	30,845	30,845
Accumulated other comprehensive income	670	390
Retained earnings	14,022	8,996

Total stockholder’s equity	48,037	42,731

Total liabilities and equity	$527,274	484,843

See accompanying notes to financial statements.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statements of Income

Years ended December 31, 2017, 2016 and 2015

(Dollars in thousands)

	2017	2016	2015
Revenues:
Traditional life and annuity insurance premiums and charges	$10,822	10,331	10,170
Reinsurance premiums ceded	(4,004)	(4,080)	(4,186)

Total premiums and charges net of reinsurance	6,818	6,251	5,984
Change in value of trading securities	(58)	(42)	(136)
Net investment income	2,087	1,970	1,962
Net realized gains (losses):
Investment gains (losses):
Total other-than-temporary impairment losses on securities	—	—	(1)
Portion of impairment losses recognized in other comprehensive income (loss)	—	(27)	(22)

Net other-than-temporary impairment losses on securities recognized in earnings	—	(27)	(23)
Realized (losses) gains, excluding other-than-temporary impairment losses on securities	(1)	41	42

Total investment (losses) gains	(1)	14	19
Other income	1,227	1,192	1,168

	10,073	9,385	8,997

Benefits and expenses:
Benefits and claims	1,269	1,466	953
(Decrease) increase in policy reserves	(538)	(287)	101
Amortization of deferred policy acquisition costs	2,212	6	275
Commissions, net	2,070	1,789	1,507
Other operating costs and expenses	1,650	1,958	2,294

	6,663	4,932	5,130

Income before income taxes	3,410	4,453	3,867

Income taxes:
Current (benefit) expense	(21)	(639)	126
Deferred (benefit) expense	(1,714)	1,073	744

	(1,735)	434	870

Net income	$5,145	4,019	2,997

See accompanying notes to financial statements.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statements of Comprehensive Income (Loss)

Years ended December 31, 2017, 2016 and 2015

(Dollars in thousands)

	Before tax		Tax (expense) benefit	After tax
2017
Net income	$			5,145
Other comprehensive income, net of taxes:
Net unrealized gains (losses) on securities available-for-sale arising during the period:
Securities available-for-sale		305	28	333
Deferred acquisition costs		17	(11)	6
Less:
Net gains on securities available-for-sale realized during the period		75	(16)	59

Total other comprehensive income including tax reform adjustment		247	33	280
Stranded tax effects of the tax reform rate change, net[1]		—	(119)	(119)

Total other comprehensive income		247	(86)	161

Total comprehensive income				$5,306

2016
Net income	$			4,019
Other comprehensive income, net of taxes:
Net unrealized gains (losses) on securities available-for-sale arising during the period:
Securities available-for-sale		71	(25)	46
Deferred acquisition costs		(106)	37	(69)
Less:
Net losses on securities available-for-sale realized during the period		(87)	30	(57)

Total other comprehensive income		52	(18)	34

Total comprehensive income				$4,053

2015
Net income	$			2,997
Other comprehensive loss, net of taxes:
Net unrealized gains (losses) on securities available-for-sale arising during the period:
Securities available-for-sale		(1,192)	417	(775)
Deferred acquisition costs		202	(71)	131
Less:
Net gains on securities available-for-sale realized during the period		39	(14)	25

Total other comprehensive loss		(1,029)	360	(669)

Total comprehensive income				$2,328

1. As a result of the Tax Cuts and Jobs Act (tax reform) and in conjunction with the adoption of Accounting Standards Update (ASU) 2018-02, Income Statement – Reporting Comprehensive Income, Reclassifications of Certain Tax Effects from Accumulated Other Comprehensive Income, the Company applied new tax rates to the components of Other Comprehensive Income driven by the change in Accumulated Other Comprehensive Income and identified the stranded tax effects of the tax reform rate change in a single line in this table. See Note 4.

See accompanying notes to financial statements.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statements of Changes in Equity

Years ended December 31, 2017, 2016 and 2015

(Dollars in thousands)

	Class A common stock	Additional paid-in capital	Accumulated other comprehensive income	Retained earnings	Total stockholder’s equity
Balance, December 31, 2014	$2,500	30,845	1,025	3,280	37,650
Comprehensive income:
Net income	—	—	—	2,997	2,997
Other comprehensive loss	—	—	(669)	—	(669)

Total comprehensive income					2,328

Balance, December 31, 2015	2,500	30,845	356	6,277	39,978
Dividends to stockholder	—	—	—	(1,300)	(1,300)
Comprehensive income:
Net income	—	—	—	4,019	4,019
Other comprehensive income	—	—	34	—	34

Total comprehensive income					4,053

Balance, December 31, 2016	2,500	30,845	390	8,996	42,731
Tax reform adjustment	—	—	119	(119)	—
Comprehensive income:
Net income	—	—	—	5,145	5,145
Other comprehensive income	—	—	161	—	161

Total comprehensive income					5,306

Balance, December 31, 2017	$2,500	30,845	670	14,022	48,037

See accompanying notes to financial statements.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statements of Cash Flows

Years ended December 31, 2017, 2016 and 2015

(Dollars in thousands)

	2017	2016	2015
Cash flows from operating activities:
Net income	$5,145	4,019	2,997
Adjustments to reconcile net income to net cash provided by operating activities:
Proceeds from sale and maturity of fixed maturity trading securities	172	934	2,422
Interest credited to policyholder account values	841	846	808
Universal life and investment-type product policy fees	(4,012)	(3,798)	(3,318)
Capitalization of deferred policy acquisition costs	(1,233)	(1,667)	(2,968)
Amortization of deferred policy acquisition costs	2,212	6	275
Amortization and depreciation	21	11	9
Net realized losses (gains) on investments	1	(14)	(19)
Change in value of trading securities	58	42	136
Deferred federal income tax (benefit) expense	(1,714)	1,073	744
Decrease (increase) in accrued investment income	9	(34)	55
Increase in reinsurance receivables and other assets	(1,486)	(152)	(1,832)
Increase in policyholder liabilities	1,085	810	884
Decrease (increase) in federal income tax recoverable	818	(28)	(106)
(Decrease) increase in other liabilities	(207)	(15)	36
Increase (decrease) in amounts due to affiliates	10	(35)	8
(Decrease) increase in reinsurance payables and other policyholder funds	(180)	(340)	99
Other, net	(49)	(2)	(7)

Net cash provided by operating activities	1,491	1,656	223

Cash flows from investing activities:
Proceeds from maturity of fixed maturity available-for-sale securities	500	575	2,548
Proceeds from sales, calls, redemptions, prepayments, and paydowns of fixed maturity available-for-sale securities	3,746	2,821	2,623
Cost of fixed maturity available-for-sale securities acquired	(5,844)	(10,146)	(4,314)
Net increase in short-term investments	(1,500)	—	—
Change in policy loans, net	6	(1)	—
Change in other invested assets, net	(12)	—	—

Net cash (used in) provided by investing activities	(3,104)	(6,751)	857

Cash flows from financing activities:
Investment product account deposits	15,214	23,753	47,636
Investment product account withdrawals	(13,632)	(17,881)	(48,081)
Dividends paid to parent	—	(1,300)	—

Net cash provided by (used in) financing activities	1,582	4,572	(445)

Net (decrease) increase in cash and cash equivalents	(31)	(523)	635
Cash and cash equivalents, beginning of year	2,795	3,318	2,683

Cash and cash equivalents, end of year	$2,764	2,795	3,318

Supplemental disclosure:
Federal income tax paid (received)	$840	(611)	232

See accompanying notes to financial statements.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

(1)	Organization and Business Description

National Security Life and Annuity Company (“NSLAC” or the “Company”) is a stock life insurance company domiciled in New York and wholly owned by The Ohio National Life Insurance Company (“ONLIC”), a stock life insurance company. ONLIC is 100% owned by Ohio National Financial Services (“ONFS”), a stock holding company. ONFS is 100% owned by Ohio National Mutual Holdings, Inc. (“ONMH”), a mutual holding company organized under Ohio insurance laws.

The Company is licensed in 17 states and the District of Columbia and markets a portfolio of variable annuity products. The Company is subject to regulation by the insurance departments of states in which it is licensed and undergoes periodic examinations by those departments.

(2)	Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

(3)	Summary of Significant Accounting Policies

The significant accounting policies followed by the Company that materially affect financial reporting are summarized below.

(a)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Actual results could differ from estimates.

The most significant estimates and assumptions include those used in determining the balance, amortization and recoverability of deferred policy acquisition costs, the liability for future policy benefits and claims, contingencies, provision for income taxes, deferred taxes, uncertain income tax positions and contingencies, and valuation of and impairment losses on investments. Although some variability is inherent in these estimates, the recorded amounts reflect management’s best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

(b)	Fair Value

Certain assets and liabilities are measured at estimated fair value in the Company’s balance sheets. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants on the measurement date. Note 6 to the financial statements includes further disclosures of estimated fair values.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

(c)	Investments

Net Investment Income and Net Realized Gains (Losses)

Income on investments is reported within net investment income. Gains and losses on sales of investments, impairment losses and changes in allowances are reported within net realized gains (losses).

Fixed Maturity Securities

Fixed maturity securities classified as available-for-sale are reported at their estimated fair value. Unrealized gains and losses, net of adjustments to deferred policy acquisition costs, future policy benefits and claims and deferred federal income tax are recorded as a separate component of accumulated other comprehensive income in equity.

Fixed maturity securities related to the Company’s funds withheld reinsurance arrangements are classified as trading and are stated at estimated fair value. Changes in estimated fair value of these securities are included in change in value of trading securities in the statements of income.

The Company has no fixed maturity securities classified as held-to-maturity.

Realized gains (losses) on the sale of investments are determined on the basis of specific security identification on the trade date.

For mortgage-backed securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. When estimated prepayments differ significantly from actual prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income. All other investment income is recorded using the interest method without anticipating the impact of prepayments.

Interest is accrued as earned using an effective yield method giving effect to amortization of premiums and accretion of discounts.

Management regularly reviews its fixed maturity and equity securities portfolios in order to evaluate the necessity to record impairment losses for other-than-temporary declines in estimated fair value of investments. See Note 7 for management’s description and analysis of the portfolio.

(d)	Derivatives

The Company sells variable annuities and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

•	the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

•	the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

•	a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

Such embedded derivatives are carried at estimated fair value with the reinsurance embedded derivatives reported in reinsurance recoverables in the balance sheets. The change in the estimated fair value is reported in benefits and claims in the statements of income.

(e)	Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all short-term and highly liquid investments with original maturities of three months or less (including reverse repurchase agreements) to be cash equivalents.

(f)	Deferred Policy Acquisition Costs and Capitalized Sales Inducements

The Company incurs costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as deferred acquisition costs (“DAC”). Such costs generally include:

•	incremental direct costs of contract acquisitions;

•

the portion of the employee’s total compensation, excluding any compensation that is deferred as part of contract acquisitions, and payroll related fringe benefits for certain costs related directly to time spent performing underwriting, policy issuance, medical/inspection, and sales force contract selling acquisition activities of a successful contract;

•	other costs related directly to the insurer’s acquisition activities noted above that would not have been incurred had the issuance of the contract not occurred; and

•	certain advertising costs that meet the deferral criteria.

All other acquisition costs such as general advertising, market research, training, administration and unsuccessful acquisition efforts are expensed as incurred.

DAC is subject to recoverability testing in the year of policy issuance and loss recognition testing at the end of each reporting period. For investment products, DAC is amortized with interest over the lives of the policies in relation to the present value of the estimated future gross profits (gross revenues less interest credits, policy benefits and policy maintenance expenses).

DAC for investment products is adjusted to reflect the impact of unrealized gains and losses on the related fixed maturity securities available-for-sale.

The most significant assumptions that are involved in the estimation of future gross profits include future gross separate account performance, surrender/lapse rates, withdrawals/partial withdrawals, interest

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

margins and mortality. The Company’s long-term assumption for gross separate account performance, net of investment fees, is 7.3%, a blend of expected returns from stock, money market and bond funds representative of the in-force block of contracts before a deduction for policy charges. The Company assumes that the level of separate account assets resulting from market performance will revert, over a three year period, to the level expected if the long-term assumed trend rate had applied. This assumption is commonly referred to as a reversion to the mean. The Company’s policy regarding the reversion to the mean process does not permit projected returns to be below 0.0% or in excess of 15.0% during the three-year reversion period.

Changes in assumptions can have a significant impact on the amount of DAC reported for investment products and universal life insurance products and their related amortization patterns. In the event actual experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense (“DAC unlocking”), which could be significant. In general, increases in the estimated general and net separate account returns result in increased expected future profitability and may lower the rate of DAC amortization, while increases in lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization. Any resulting DAC unlocking adjustments are reflected currently in the amortization of DAC in the statements of income. See Note 9 for further information on the DAC unlocking adjustment made in 2016.

The Company offers certain sales inducements to contract holders. Sales inducements are product features that enhance the investment yield on a contract. The Company utilizes the following sales inducements:

•	day-one bonuses which increase the account value at inception; and

•	enhanced yield options which credit interest for a specified period in excess of rates currently being offered for other similar contracts.

Sales inducements are deferred and amortized using the same methodology and assumptions used to amortize DAC.

(g)	Reinsurance

Reinsurance is an agreement by which a reporting entity transfers all or part of its risk under a contract to another reporting entity. For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. To the extent there are loss limiting features that preclude the reinsurer from assuming the risk of significant loss, the Company would account for such agreements using deposit accounting. There were no such agreements as of December 31, 2017, 2016 or 2015. See Note 11 for additional reinsurance disclosures.

Accounting for reinsurance requires the use of significant management estimates and assumptions, particularly related to the future performance of the underlying business and the potential impact of

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

counterparty credit risk. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the strength of counterparties to its reinsurance agreements. Reinsurance does not discharge the Company from its primary liability to policyholders and to the extent that a reinsurer should be unable to meet its obligations, the Company would be liable to policyholders.

Amounts recoverable under reinsurance agreements, which totaled $6,632 and $6,395 as of December 31, 2017 and 2016, respectively, include ceded reserves, paid and unpaid claims, and certain other amounts.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts on the statements of income. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

(h)	Goodwill and Intangible Assets

Goodwill and intangible assets are included in other assets. In a business combination, goodwill is the result of the excess of cost over the estimated fair value of the net assets acquired. Intangible assets are non-financial assets that lack physical substance resulting from a business combination.

The Company has $560 of goodwill recorded in other assets on the balance sheets at December 31, 2017 and 2016 related to the purchase of the Company by ONLIC in 2002.

The Company has $195 of intangible assets recorded in other assets on the balance sheets at December 31, 2017 and 2016 related to insurance licenses acquired with the purchase of the Company by ONLIC in 2002. The value of the intangible is primarily dependent upon the maintenance of the New York license. License fees are paid annually in order to maintain the license in good standing. Each license remains intact and in good standing as there have been no events that would impact the Company’s ability to do business in the New York or New Jersey markets. As a result, no impairment was recognized on this asset.

Goodwill and intangible assets are not amortized, but are evaluated for impairment annually or more frequently if events or circumstances, such as adverse changes in the business climate, require an interim evaluation. The evaluation includes the use of management assumptions which may be inherently uncertain. During the 2017 annual impairment tests, the Company concluded that the estimated fair values of the goodwill and intangible assets were in excess of their carrying values and, therefore, not impaired.

(i)	Separate Accounts

Separate account assets and liabilities represent contract holders’ funds, which have been segregated into accounts with specific investment objectives. Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities. The investment income and gains or losses of these accounts accrue directly to the contract holders. The activity of the separate accounts is not reflected in the statements of income and cash flows except for the fees the Company receives for administrative services and risks assumed and the activity related to guaranteed contracts, which are riders to existing variable annuity contracts. These are recorded in either annuity premiums and charges or benefits and claims in the statements of income.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

(j)	Revenues and Benefits

Traditional Life Insurance Products

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist principally of term life policies.

Premiums for traditional life insurance products assumed are recognized as revenue when due. Benefits and expenses are associated with earned premiums; therefore, profits are recognized over the life of the contract. This association is accomplished through the provision for future policy benefits.

Investment Products and Universal Life Insurance Products

Investment products consist of variable annuities. Universal life insurance products include variable universal life.

Revenues for investment products and universal life insurance products consist of net investment income, cost of insurance charges, asset fees, policy administration fees, and surrender charges that have been earned and assessed against policy account balances during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts and universal life contracts is determined based upon the nature of such fees. Cost of insurance charges and policy administrative fees are assessed on a daily, monthly or annual basis, and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods such as unearned front end loads are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs, and interest credited to policy account balances.

(k)	Future Policy Benefits and Claims

The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. The process of calculating reserve amounts for a life insurance organization involves the use of a number of assumptions, including those related to persistency (how long a contract stays with a company), mortality (the relative incidence of death in a given time), morbidity (the relative incidence of disability resulting from disease or physical ailment) and interest rates (the rates expected to be paid or received on financial instruments, including insurance or investment contracts). The methods used in determining the liability for unpaid losses and future policy benefits are standard actuarial methods recognized by the American Academy of Actuaries.

Liabilities for traditional life insurance policies are calculated using a net level premium method based on estimates of mortality, morbidity, investment yields, and withdrawals which were used or which were being experienced at the time the policies were issued. The liabilities for life reserves may be greater or less than those established by the ceding companies due to their use of different mortality and other assumptions.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

Liabilities for investment products in the accumulation phase and variable universal life insurance products are calculated based on participants’ contributions plus interest credited less applicable contract charges.

Liabilities for payout annuities are calculated using the present value of future benefits discounted using varying interest rates. Liabilities for variable payout annuities also include maintenance costs in the present value calculation.

The Company regularly reviews its estimates of future policy benefits and claims liabilities and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the change occurs.

The Company issues traditional variable annuity contracts through its separate accounts, for which investment income and gains and losses on investments accrue directly to, and investment risk is borne by, the contract holder.

The Company also issues nontraditional variable annuity contracts through its separate accounts in which the Company provides various forms of guarantees/riders to benefit the related contract holders. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid out without requiring the occurrence of a specific insurable event or the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either the occurrence of a specific insurable event, or annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

The Company has five main types of rider benefits offered with individual variable annuity contracts:

•	guaranteed minimum death benefit (“GMDB”);

•	guaranteed minimum income benefit (“GMIB”);

•	guaranteed minimum accumulation benefit (“GMAB”);

•	guaranteed minimum withdrawal benefit (“GMWB”); and

•	guaranteed lifetime withdrawal benefit (“GLWB”).

The Company refers to the total of these five types, collectively, as the “G reserves.”

Guarantees accounted for as insurance liabilities in future policy benefits and claims include GMDBs, GMIBs and certain GLWBs that require annuitization.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

Guarantees accounted for as embedded derivatives include GMWBs, GMABs and certain GLWBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. The embedded derivatives are carried at estimated fair value and reported in future policy benefits and claims.

(l)	Income Taxes

The Company is included as part of the life/non-life consolidated federal income tax return of its ultimate parent, ONMH, which includes its U.S. domestic subsidiaries.

The method of allocation between the companies is subject to written agreement, approved by the Board of Directors. Allocations are based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled quarterly.

The Company’s policy for recording interest and penalties associated with audits, claims and adjustments is to record such amounts as a component of current income tax (benefit) expense.

The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized. Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year.

In determining the need for a valuation allowance, the Company considers the carryback capacity to absorb losses, reversal of existing temporary differences, estimated future taxable income and prudent and feasible tax planning strategies. The determination of the valuation allowance for the Company’s deferred tax assets requires management to make certain judgments and assumptions regarding future operations that are based on historical experience and expectations of future performance. Management’s judgments are subject to change given the inherent uncertainty in predicting future performance, which is impacted by such factors as policyholder behavior, competitive pricing, and specific industry and market conditions.

On December 22, 2017, President Donald Trump signed into law the tax legislation commonly known as the Tax Cuts and Jobs Act. See Note 4 for a description of the new tax law.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

(m)	Litigation Contingencies

The Company may be subject to legal actions arising in the normal course of business. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company’s financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of loss can be reasonably estimated. Legal costs are recognized as incurred and for the estimated amount to be incurred.

On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s financial statements.

(n)	Adoption and Future Adoption of New Accounting Pronouncements

The Company applies the public entity requirements when adopting new accounting standards.

Adoption of New Accounting Pronouncements

In February 2018, the Company early adopted Accounting Standards Update (“ASU”) 2018-02, Income Statement – Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income. This guidance gives financial statement preparers an option to reclassify stranded tax effects within Accumulated Other Comprehensive Income (“AOCI”) to retained earnings in each period in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Cuts and Jobs Act (or portion thereof) is recorded. The guidance also requires disclosure of (1) a description of the accounting policy for releasing income tax effects from AOCI, (2) whether the company elected to reclassify the stranded income tax effects from the Tax Cuts and Jobs Act, and (3) information about the other income tax effects that are reclassified. The Company chose to early adopt this standard effective for the year ended December 31, 2017. As a result of adoption, ($119) was reclassified from AOCI to retained earnings.

In January 2017, the Company adopted ASU 2016-05, Derivatives and Hedging (Topic 815): Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships. This guidance clarifies that a change in the counterparty to a derivative instrument that has been designated as a hedging instrument does not, in and of itself, require dedesignation of that hedging relationship provided that all other hedge accounting criteria continue to be met. The adoption of this guidance did not significantly impact the Company’s financial statements.

In January 2016, the Company adopted ASU 2014-15, Presentation of Financial Statements – Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. This guidance updated the accounting standard related to an entity’s assessment of its ability to continue as a going concern. This guidance requires management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued. In situations where there is substantial doubt about an entity’s ability to continue as a going concern, disclosure should be made so that a reader can understand the conditions that raise substantial doubt, management’s assessment of those conditions and any plan management has to mitigate those conditions. Management completed its assessment and concluded that there is no doubt about the entity’s ability to continue as a going concern.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

Future Adoption of New Accounting Pronouncements

In August 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities. The new guidance is effective for fiscal years beginning after December 15, 2018. Early adoption is permitted. This new guidance refines, expands and simplifies hedge accounting for financial and nonfinancial risk. Management does not expect that this guidance will have a material impact on the financial statements.

In March 2017, the FASB issued ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities. The new guidance is effective for fiscal years beginning after December 15, 2018. Early adoption is permitted. This new guidance requires premium on callable debt securities to be amortized to the earliest call date. Management has not yet assessed the impact that this guidance may have on the financial statements.

In February 2017, the FASB issued ASU 2017-05, Other Income-Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets. The new guidance is effective for fiscal years beginning after December 15, 2017. Early adoption is permitted. This new guidance defines in substance nonfinancial assets, and clarifies that an entity should identify each distinct nonfinancial asset or in substance nonfinancial asset promised to a counterparty and derecognize each asset when a counterparty obtains control of it. Management does not expect that this guidance will have a material impact on the financial statements.

In January 2017, the FASB issued ASU 2017-04, Intangibles-Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment effective for annual periods beginning after January 1, 2020 which eliminates some portions of the goodwill impairment test to simplify the test. The guidance also eliminates the requirement for any reporting unit with a zero or negative carrying amount to perform a qualitative assessment. Management does not expect that this guidance will have a material impact on the financial statements.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows, (Topic 230): Restricted Cash, effective for public companies for fiscal years beginning after December 15, 2017. This new guidance requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. As a result, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The adoption of this guidance will not have any impact on the Company’s financial statements.

In October 2016, the FASB issued ASU 2016-16, Income Taxes (Topic 740): Intra-Entity Transfers of Assets Other Than Inventory, effective for public companies for fiscal years beginning after December 15, 2017. This new guidance requires entities to immediately recognize the income tax consequences of intercompany asset transfers. This new guidance permits early adoption. Management does not expect that this guidance will have a material impact on the financial statements.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

In August 2016, the FASB issued new guidance on cash flow statement presentation, ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments. The new guidance is effective for fiscal years beginning after December 15, 2017, and should be applied retrospectively to all periods presented. Early adoption is permitted. The guidance addresses how certain specific cash receipts and cash payments are presented and classified in the statement of cash flows. Management has not yet assessed the impact that this guidance may have on the financial statements.

In June 2016, the FASB issued new guidance on measurement of credit losses on financial instruments, ASU 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. The new guidance is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted for fiscal years beginning after December 15, 2018. ASU 2016-13 replaces the incurred loss impairment methodology with one that reflects expected credit losses. The measurement of expected credit losses would be based on historical loss information, current conditions, and reasonable and supportable forecasts after implementation of this guidance. The guidance also requires enhanced disclosures. Management has not yet assessed the impact that this guidance may have on the financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases, (Topic 842), effective for public companies for fiscal years beginning after December 15, 2018. This guidance requires lessees to recognize a lease liability measured on a discounted basis and a right-of-use asset for the lease term. Under this guidance, lessor accounting is largely unchanged except to align lessor accounting with the lease accounting model and ASC Topic 606, Revenue from Contracts with Customers, and thus the accounting for sale and leaseback transactions have been simplified. Management has not yet assessed the impact that this guidance may have on the financial statements.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, effective for public companies for fiscal years beginning after December 15, 2017. This guidance requires equity investments (except those accounted for under the equity method of accounting, or those that result in consolidation of the investee) to be measured at fair value with changes in fair value recognized in net income. This guidance requires public business entities to use the exit price notion when measuring the fair value of financial instruments for disclosure purposes. This guidance requires separate presentation of financial assets and financial liabilities by measurement category and form of financial asset (i.e., securities or loans and receivables). This guidance eliminates the requirement for public business entities to disclose the method(s) and significant assumptions used to estimate the fair value that is required to be disclosed for financial instruments measured at amortized cost. Early adoption is permitted. Management does not expect that this guidance will have a material impact on the financial statements.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), effective for annual periods beginning after December 15, 2017 for public business entities. This guidance outlines a single, comprehensive model for accounting for revenue from contracts with customers. Topic 606 specifically excludes insurance contracts from its scope; however, the Company may adopt the new standard either using the full retrospective approach or a modified retrospective approach with a

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

cumulative catch-up adjustment. The Company’s implementation efforts include the identification of revenue within the guidance and the review of the customer contracts to determine the Company’s performance obligation and the associated timing of each performance obligation. The Company does not expect a material impact on the consolidated financial statements.

(o)	Subsequent Events

The Company has evaluated subsequent events through March 26, 2018, the date that the financial statements were available to be issued.

Effective March 16, 2018, the Company will no longer be actively marketing and issuing new individual variable annuity business which presently represents the bulk of the Company’s inforce contracts and policies. The Company will continue to service the inforce contracts and policies regardless of the absence of new sales.

(4)	Risks

The Company participates in an industry where there are risk factors that could have material adverse effects on the business and operating results. The following is a description of the various risk factors:

Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which the Company operates could result in increased competition, reduced demand for the Company’s products, or additional unanticipated expenses in the pricing of its products.

On December 22, 2017, President Donald Trump signed into law the tax legislation commonly known as the Tax Cuts and Jobs Act (the “Act”). Under FASB ASC Topic 740, Income Taxes, the effects of new legislation are recognized upon enactment, which, for federal legislation, is the date the President signs a bill into law.

The effects of the U.S. tax reform were reflected in the 2017 financial statements as determined or as reasonably estimated provisional amounts based on available information subject to interpretation in accordance with the SEC’s Staff Accounting Bulletin No. 118 (“SAB 118”). SAB 118 provides guidance on accounting for the effects of the U.S. tax reform where determinations are incomplete, but the Company is able to determine a reasonable estimate. A final determination is required to be made within a measurement period not to extend beyond one year from the enactment date of the U.S. tax reform. The provisional amount applies to other potential technical interpretations of accounting and taxing authorities related to elements of the U.S. tax reform, which are subject to change.

The Act reduces the corporate income tax rate to 21 percent (previously 35 percent), effective January 1, 2018, for all corporations. The effects of the new legislation are recognized by adjusting the Company’s deferred tax assets (“DTAs”) and/or deferred tax liabilities (“DTLs”) as of December 31, 2017. The effects of changes in tax laws or rates on DTAs or DTLs are allocated to continuing operations and are reflected in the tax rate reconciliation in Note 13.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

The Company made an election to reclassify the income tax effects of the Act from AOCI to retained earnings in its 2017 consolidated financial statements. The reclassification only includes impacts of the tax rate change from 35% to 21%. The Company’s policy was to reclassify the full impact in the first year. There was no valuation allowance associated with these AOCI balances.

See Note 13 for disclosures relating to taxes in the financial statements.

The U.S. Department of Labor (“DOL”) adopted new regulations (the “Rule”), applicable on June 9, 2017, which impose a heightened fiduciary duty standard of care when an advisor recommends the sale of investment or insurance products/services to 401(k) plans sold to employers, individual annuities sold to policyholders for their 401(k) plans as well as individual retirement accounts (“IRAs”). During the course of re-examining the Rule, the DOL determined that a transitional version of the Rule would go into effect for 18 months, from June 9, 2017 until July 1, 2019, with the Impartial Conduct Standard and relaxed Exemption requirements for 84-24 and Best Interest Contract Exemption (“BICE”). DOL issued a Request for Information (RFI) seeking comment on changes/improvements to the Rule. The DOL has had the opportunity to review the comments and recently sent the final Rule to the Office of Management & Budget (OMB) for review. No clear date on final implementation is available at this time.

This regulation, if left unchanged, will negatively impact our sales of individual annuities to IRA holders, which could negatively impact our business, results of operations or financial condition.

State insurance regulators and the NAIC regularly re-examine existing laws and regulations applicable to insurance companies and their products. Changes in these laws and regulations may be designed to protect or benefit policyholders and thus affect the Company’s operating results.

Increased assessments from guaranty associations may occur if there is an increase of impaired, insolvent or failed insurers in the jurisdictions in which the Company operates.

Concentration Risk is the risk that arises from the Company’s reliance upon certain key business relationships. The Company’s largest distributor of variable annuity products contributed approximately 74% and 24% of the total net variable annuity deposits in 2017 and 2016, respectively. The same distributor accounted for approximately 31% and 32% of total individual annuity reserves as of December 31, 2017 and 2016, respectively. It is possible that a change in the Company’s relationship with this distributor could result in a decrease in revenues from the loss of existing variable annuity deposits or from a decrease in future total variable annuity deposits.

The Company has entered into a 100% coinsurance agreement with ONLIC for certain guaranty benefit riders. If the Company is unable to continue to negotiate acceptable coinsurance arrangements in the future, management could be required to limit future annuity sales, seek additional capital, or both.

Mortality Risk is the risk that overall life expectancy assumptions used by the Company in the pricing of its life insurance and annuity products prove to be too aggressive. This situation may occur, for example, as a result of pandemics, terrorism, natural disasters, or acts of war. The Company attempts to reduce this risk through geographical diversification and the purchase of reinsurance.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

Reinsurance Risk is the risk that the reinsurance companies, where the Company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into reinsurance contracts to cede a portion of its general account life and annuity business. The Company attempts to mitigate this risk by monitoring the ratings of reinsurance companies it chooses to cede risk to and follows up on any outstanding balances with reinsurance companies.

Ratings Risk is the risk that rating agencies change their outlook or rating of the Company. If such ratings were lowered significantly relative to our competitors, our ability to market products to new customers could be harmed as well as the potential loss of existing customers. The Company monitors its Risk-Based Capital (“RBC”) and other ratios for adequacy and maintains regular communications with the rating agencies in its effort to minimize the adverse impact of this risk.

Information Technology Risk is the risk that the computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, or other events beyond the Company’s control. The failure of the computer systems for any reason could disrupt operations, result in the loss of customer business, materially affect profitability as well as negatively impact the Company’s reputation. The Company attempts to mitigate this risk through several layers of firewall and system access protocols as well as off-site data warehouse facilities.

Credit Risk is the risk that issuers of investment securities or other parties, including reinsurers, default on their contractual obligations or experience adverse changes that would affect the Company. The Company attempts to minimize the adverse impact of this risk by monitoring the portfolio diversification, the Company’s exposure to impairment, collectability of the loans, and the credit quality of reinsurers.

Interest Rate Risk is the risk that interest rates will change and impact the valuation of the fixed maturity securities. A change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Equity Market Risk is the risk of loss due to declines in the equity markets in which the Company participates. A decline in the stock market will affect the contract value of the Company’s individual variable annuity contracts which offer guaranteed benefit riders. Losses in the equity market could result in declines in separate account assets and assets under management thus affecting investment management fees revenue and may require the Company to accelerate the amortization of DAC. The Company attempts to minimize the adverse impact of this risk by monitoring the diversification of the Company’s investment portfolio and through reinsurance arrangements with third-parties.

Liquidity Risk is the risk that the Company may not have the ability to sell certain investments to meet obligations of the Company.

Investment Risk – see Note 7 for additional risks specific to the investment portfolio.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

(5)	Changes in Accumulated Other Comprehensive Income

The following table shows the changes in accumulated other comprehensive income, net of taxes, by component for the years ended December 31:

	Adjustment to:
	Deferred acquisition costs	Unrealized gains (losses)	Total
December 31, 2015	$33	323	356
Other comprehensive (loss) income before reclassifications	(69)	46	(23)
Amounts reclassified from accumulated other comprehensive income	—	57	57

Change	(69)	103	34

December 31, 2016	$(36)	426	390
Other comprehensive income (loss) before reclassifications	6	333	339
Amounts reclassified from accumulated other comprehensive income	—	(59)	(59)

Change	6	274	280

December 31, 2017	$(30)	700	670

The following table shows the reclassifications out of accumulated other comprehensive income (loss), net of taxes, for the years ended December 31:

Details about accumulated other comprehensive income (loss) components	2017	2016	Statements of income location
Unrealized gains/(losses) on securities available-for-sale:
	$75	(87)	Realized gains (losses), excluding other-than-temporary impairment losses on securities

	(16)	30	Income tax current (benefit) expense

Total reclassification for the year	$59	(57)	Total net gain (loss)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

(6)	Fair Value Measurements

Fair Value Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The market approach utilizes prices and other relevant information generated by market transactions involving identical or comparable assets and liabilities. The income approach uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in circumstances.

The Company is required to categorize its assets and liabilities that are carried at estimated fair value on the balance sheets into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure estimated fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are as follows:

•

Level 1 – Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market at the measurement date. The types of assets and liabilities utilizing Level 1 valuations generally include U.S. government securities, cash and cash equivalents and separate account assets.

•

Level 2 – Fair value is based on significant inputs, other than quoted prices included in Level 1 that are observable in active markets or that are derived principally from or corroborated by observable market data through correlation or other means for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government agency securities, municipal bonds, certain corporate debt, asset-backed, mortgage-backed, private placement, securities lending collateral and cash equivalent securities.

•

Level 3 – Fair value is based on unobservable inputs for the asset or liability for which there is little or no market activity at the measurement date. Unobservable inputs used in the valuation reflect management’s best estimate about the assumptions market participants would use to price the asset or liability. The types of assets and liabilities utilizing Level 3 valuations generally include certain asset-backed or mortgage-backed securities and reinsurance contracts and embedded derivatives associated with living benefit contracts.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

The following table presents the Company’s hierarchy for its financial assets and liabilities measured at estimated fair value on a recurring basis at December 31, 2017:

	Level 1	Level 2	Level 3	Total
Assets
Investments:
Securities available-for-sale:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. government	$1,769	249	—	2,018
Obligations of states and political subdivisions	—	2,796	—	2,796
Corporate	—	36,652	—	36,652
Asset-backed	—	3,802	—	3,802
Mortgage-backed	—	8,074	—	8,074
Trading securities:
Fixed maturity securities:
Corporate	—	1,201	—	1,201
Asset-backed	—	81	—	81
Mortgage-backed	—	3	—	3
Short-term investments	—	1,500	—	1,500
Other assets:
Cash and cash equivalents	2,764	—	—	2,764
Other assets:
GMAB/GMWB embedded derivatives[1]	—	—	1,333	1,333
Assets held in separate accounts	436,433	—	—	436,433

Total assets	$440,966	54,358	1,333	496,657

Liabilities
GMAB/GMWB reinsurance contracts	$—	—	1,042	1,042

Total liabilities	$—	—	1,042	1,042

[1]	GMAB/GMWB riders reclassed as assets due to negative liability balances.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

The following table presents the Company’s hierarchy for its financial assets and liabilities measured at estimated fair value on a recurring basis at December 31, 2016:

	Level 1	Level 2	Level 3	Total
Assets
Investments:
Securities available-for-sale:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. government	$1,801	250	—	2,051
Obligations of states and political subdivisions	—	2,854	—	2,854
Corporate	—	37,090	—	37,090
Asset-backed	—	3,315	—	3,315
Mortgage-backed	—	6,183	—	6,183
Trading securities:
Fixed maturity securities:
Corporate	—	1,381	—	1,381
Asset-backed	—	121	—	121
Mortgage-backed	—	7	—	7
Other assets:
Cash and cash equivalents	1,295	1,500	—	2,795
Reinsurance recoverable:
GMAB reinsurance contracts[2]	—	—	88	88
Other assets:
GMAB/GMWB embedded derivatives[1]	—	—	91	91
Assets held in separate accounts	397,276	—	—	397,276

Total assets	$400,372	52,701	179	453,252

Liabilities
GMAB embedded derivatives	$—	—	150	150

Total liabilities	$—	—	150	150

[1]	GMAB/GMWB riders reclassed as assets due to negative liability balances.
[2]	All GMAB riders excluding those issued in 2009 and prior.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

Determination of Fair Values

The valuation methodologies used to determine the estimated fair values of assets and liabilities under the exit price notion of FASB ASC Topic 820, Fair Value Measurements and Disclosures, reflect market participant objectives and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the estimated fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines estimated fair value based on future cash flows discounted at the appropriate current market rate. Estimated fair values include adjustments for credit-related and liquidity issues of the underlying issuer of the investment.

The Company has policies and guidelines that establish valuation methodologies and consistent application of such methodologies. These policies and guidelines provide controls around the valuation process. These controls include appropriate review and analysis of investment prices against market activity or price variances, review of secondary pricing sources, review of price source changes, and review of methodology changes.

The following is a discussion of the methodologies used to determine estimated fair values for the financial instruments listed in the above tables:

Fixed maturity securities – The estimated fair value of fixed maturity securities is generally obtained from independent pricing services based on market quotations of reported trades for identical or similar securities.

When there are no recent reported trades, the Company uses third party pricing services that use matrix or model processes to develop a security price using future cash flow expectations and collateral performance discounted at an estimated market rate. For the pricing of asset-backed and mortgage-backed securities, the models include estimates for future principal prepayments based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Since these securities have been priced using market observable inputs that are obtained by the independent pricing services, the Company has classified these fixed maturity securities as Level 2 assets.

Fixed maturity securities not priced by independent services are generally priced using an internal pricing matrix. The internal pricing matrix is developed by obtaining spreads for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced using the internal matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield is then used to estimate the fair value of the particular fixed maturity security. Since the inputs used for the internal pricing matrix are based on observable market data, the Company has classified these fair values within Level 2.

In some instances the independent pricing service will price securities using independent broker quotations from market makers and other broker/dealers recognized to be market participants, which utilize inputs that may be difficult to corroborate with observable market data. These fixed maturity securities are classified as Level 3 assets.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

For certain asset-backed fixed maturity securities with complex cash flows that are not priced by independent pricing services, management determines the fair value using other modeling techniques, primarily commercial software applications utilized for valuing securitized investments with variable cash flows. These fixed maturity securities are classified as Level 3 assets.

At December 31, 2017, 98.3% of the estimated fair values of fixed maturity securities were obtained from independent pricing services and 1.7% from other sources.

Cash and cash equivalents - Cash is considered a Level 1 asset as it is the functional currency in the U.S. and is the most liquid form of an asset and not subject to valuation fluctuations. Cash equivalents are comprised of publicly traded money market accounts and reverse repurchase agreements. The publicly traded money market accounts are considered to be Level 1 assets.

Reverse repurchase agreements - The Company has entered into reverse repurchase agreements with a third-party custodian whereby the Company purchases securities or other highly liquid assets and simultaneously agrees to resell the same or substantially the same securities. Because control of the assets is not relinquished, reverse repurchase agreements are accounted for as collateralized borrowings with the cash paid for the securities continued to be recorded in the financial statements as cash. The underlying securities are not recorded as investments owned by the Company. The difference between the amount paid and the amount at which the securities will be subsequently resold is reported as interest income.

At purchase, the Company requires collateral in the form of securities having a fair value of a minimum of 102% of the securities’ purchase price. If at any time the fair value of the collateral declines to less than 100% of the securities’ purchase price, the counterparty is obligated to provide additional collateral to bring the total collateral held by the Company to at least 102% of the securities’ purchase price. As of December 31, 2017 and 2016, the Company had reverse repurchase agreements outstanding with a total carrying value of $2,000 and $500, respectively, recorded as cash and cash equivalents on the balance sheets. The Company classifies the estimated fair values of assets held in reverse repurchase agreements as Level 2 assets. Non-cash collateral on deposit with the third-party custodian on our behalf was $2,040 and $510 at December 31, 2017 and 2016, respectively, which has not been recorded on our balance sheets.

Assets held in separate accounts - Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities and reported as a summarized total on the balance sheets. The underlying securities are mutual funds that are valued using the reported net asset value which is published daily. The Company has classified the estimated separate account assets as Level 1 assets.

GMAB/GMWB reinsurance contracts and GMAB/GMWB embedded derivatives – Certain of the Company’s individual variable annuity contracts that include guaranteed benefit riders accounted for

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

as embedded derivatives are measured at estimated fair value separately from the host variable annuity contract. These guarantees take the form of guaranteed withdrawal and income benefits on variable annuity products.

The fair value of these assets and liabilities is estimated using the present value of future benefits minus the present value of future premiums over the expected lives of the contracts using various capital market and actuarial assumptions. The Company uses a risk neutral valuation methodology in which cash flows are projected under multiple capital market scenarios using observable risk free rates.

The valuation of the reinsurance contract derivatives includes a credit adjustment for counterparty nonperformance risk and risk margins. Nonperformance risk is based on the counterparty’s debt and cash flows obtained from publicly available information. Risk margins capture the non-capital market risk of the instrument which represents the additional risks assumed due to the uncertainties of the actuarial assumptions.

The valuation of the embedded derivatives also includes a credit adjustment using the Company’s nonperformance risk to the present value of the future cash flows.

Other significant inputs to the valuation models for the derivatives associated with the guaranteed benefit riders include capital market assumptions, such as interest rate, equity indices, foreign currency rates, counterparty credit, and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates, and withdrawal rates.

The assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized in the valuation of the reinsurance contracts and embedded derivatives are unobservable and are considered to be significant inputs to the valuations, these are classified as Level 3 assets and liabilities.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)

The following tables summarize the reconciliation of the beginning and ending balances and related changes in fair value measurements for which significant unobservable inputs were used in determining the estimated fair value for the years ended December 31:

		Reinsurance	Other
	Investments	recoverable	assets
	Asset - backed	GMAB reinsurance contracts[2]	GMAB/ GMWB embedded derivatives[3]	Total assets
December 31, 2015	$371	342	—	713
Net investment gains (losses):
In earnings (realized and unrealized)[1]	—	(254)	91	(163)
Transfers out of Level 3	(371)	—	—	(371)

December 31, 2016	—	88	91	179
Net investment gains (losses):
In earnings (realized and unrealized)[1]	—	(88)	1,242	1,154

December 31, 2017	$—	—	1,333	1,333

Change in unrealized gains (losses):
Still held at December 31:
2016	$—	(254)	91	(163)

2017	$—	(88)	1,242	1,154

[1]

Net realized investment gains and losses included in earnings reflect gains/(losses) on sales of financial instruments, changes in fair value of other assets and liabilities, other-than-temporary impairments, amortization of premiums or discounts and derivative settlements activity.

[2]	All GMAB riders excluding those issued in 2009 and prior.
[3]	GMAB/GMWB riders reclassed as assets due to negative liability balances.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

	Future policy benefits and claims
	GMAB/	GMAB/
	GMWB	GMWB
	reinsurance	embedded	Total
	contracts[3]	derivatives[2]	liabilities
December 31, 2015	$—	(399)	(399)

Net investment gains (losses):
In earnings (realized and unrealized)[1]	—	249	249

December 31, 2016	—	(150)	(150)

Net investment gains (losses):
In earnings (realized and unrealized)[1]	(1,042)	150	(892)

December 31, 2017	$(1,042)	—	(1,042)

Change in unrealized gains (losses):
Still held at December 31:
2016	$—	249	249

2017	$(1,042)	150	(892)

[1]

Net realized investment gains and losses included in earnings reflect gains/(losses) on sales of financial instruments, changes in fair value of other assets and liabilities, other-than-temporary impairments, amortization and accretion of premiums or discounts and derivative settlements activity.

[2]	GMAB liability balances excluding those reclassed as assets.
[3]	GMAB/GMWB reinsurance ceded amounts reclassed as liabilities.

The following tables present certain quantitative information about the significant unobservable inputs used in the fair value measurement for asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of December 31. Certain securities classified as Level 3 excluded from the table below are obtained from non-binding broker quotes where observable inputs are not reasonably obtainable by the Company.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

	Assets/ liabilities measured at fair value	Valuation technique(s)	Unobservable input description[2]	Input/range of inputs	Weighted average	Impact of increase in input on fair value
2017
Assets:
Other assets:
GMAB/GMWB embedded derivatives[1]	1,333	Stochastic actuarial model	Mortality rates
			ages 0-59	0 - 0.5%	*	Decrease
			ages 60+	0.3% - 100%	*	Decrease
Base Lapse Rates
			dur 1-10	0.7% - 18.6%	*	Decrease
			dur 11+	6.2% - 11.0%	*	Decrease
			Non-Sys With Rates (%AV)	1.0% - 4.5%	*	Decrease
			Sys With Utilization	0%	*	Decrease
			Non-performance risk (Credit Spread)	0.86% - 1.27%	*	Decrease
			Equity market volatility	13.6% - 20.8%	*	Increase
Liabilities:
GMAB/GMWB reinsurance contracts	1,042	Stochastic actuarial model	Mortality rates
			ages 0-59	0 - 0.5%	*	Decrease
			ages 60+	0.3% - 100%	*	Decrease
Base Lapse Rates
			dur 1-10	0.7% - 18.6%	*	Decrease
			dur 11+	6.2% - 11.0%	*	Decrease
			Non-Sys With Rates (%AV)	1.0% - 4.5%	*	Decrease
			Sys With Utilization	0%	*	Decrease
			Non-performance risk (Credit Spread)	0.86% - 1.27%	*	Decrease
			Equity market volatility	13.6% - 20.8%	*	Increase

[1]	GMAB/GMWB riders reclassed as assets due to negative liability balances.
[2]	Sys = Systematic

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

	Assets/ liabilities measured at fair value	Valuation technique(s)	Unobservable input description[3]	Input/range of inputs	Weighted average	Impact of increase in input on fair value
2016
Assets:
Reinsurance recoverable:
GMAB reinsurance contracts[2]	$88	Stochastic actuarial model	Mortality rates
			ages 0-59	0 - 0.5%	*	Decrease
			ages 60+	0.3% - 100%	*	Decrease
Base Lapse Rates
			duration 1-10	0.7% - 19.6%	*	Decrease
			duration 11+	6.7% - 15.0%	*	Decrease
			Non-Sys With Rates (%AV)	1.2% - 3.3%	*	Decrease
			Sys With Utilization	0%	*	Decrease
			Non-performance risk (Credit Spread)	1.73% - 2.09%	*	Decrease
			Equity market volatility	16% - 21%	*	Increase
Other assets:
GMAB/GMWB embedded derivatives[1]	91	Stochastic actuarial model	Mortality rates
			ages 0-59	0 - 0.5%	*	Decrease
			ages 60+	0.3% - 100%	*	Decrease
Base Lapse Rates
			dur 1-10	0.7% - 19.6%	*	Decrease
			dur 11+	6.7% - 15.0%	*	Decrease
			Non-Sys With Rates (%AV)	1.2% - 3.3%	*	Decrease
			Sys With Utilization	0%	*	Decrease
			Non-performance risk (Credit Spread)	1.73% - 2.09%	*	Decrease
			Equity market volatility	16% - 21%	*	Increase
Liabilities:
GMAB embedded derivatives	150	Stochastic actuarial model	Mortality rates
			ages 0-59	0 - 0.5%	*	Decrease
			ages 60+	0.3% - 100%	*	Decrease
Base Lapse Rates
			duration 1-10	0.7% - 19.6%	*	Decrease
			duration 11+	6.7% - 15.0%	*	Decrease
			Non-Sys With Rates (%AV)	1.2% - 3.3%	*	Decrease
			Sys With Utilization	0%	*	Decrease
			Non-performance risk (Credit Spread)	1.73% - 2.09%	*	Decrease
			Equity market volatility	16% - 21%	*	Increase

[1]	GMAB/GMWB riders reclassed as assets due to negative liability balances.
[2]	All GMAB riders excluding those issued in 2009 and prior.
[3]	Sys = Systematic

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

*	The stochastic actuarial models are generated using one thousand scenarios. Weighted average values are not meaningful for these valuations.

Asset Transfers Between Levels

The Company reviews its fair value hierarchy classifications annually. Transfers into or out of Level 3 are primarily due to the availability of quoted market prices or changes in the Company’s conclusion that pricing information received from a third party pricing service is not reflective of market activity.

During the years ended December 31, 2017 and 2016, the Company transferred $0 and $371, respectively, of asset-backed securities from Level 3 to Level 2 as a result of the availability of observable pricing inputs for these securities. There were no transfers from Level 2 or Level 3 into Level 1 in 2017 or 2016.

There were no fair value measurements on a nonrecurring basis.

Financial Instruments Not Carried at Fair Value

FASB ASC Topic 825, Financial Instruments, requires additional disclosure of the fair value information about existing on and off balance sheet financial instruments. ASC Topic 825 excludes certain assets and liabilities, including insurance contracts, other than policies such as annuities that are classified as investment contracts, from its disclosure requirements. The Company’s assets and liabilities subject to ASC Topic 825 disclosure that have not been presented at fair value in the ASC Topic 820 tables above are presented in the table below:

	Carrying	Estimated	Fair value hierarchy level
	value	fair value	Level 1	Level 2	Level 3
2017
Liabilities:
Investment contracts	$33,488	30,546	—	30,546	—
2016
Liabilities:
Investment contracts	$34,104	30,562	—	30,562	—

In estimating the fair value of financial instruments, the Company used the following methods and assumptions:

Investment contracts – The fair value of the Company’s liabilities under investment contracts is estimated using one of two methods. For investment contracts without defined maturities, fair value is the estimated amount payable on demand, net of certain surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analyses. Cash flows are discounted at a rate that reflects the nonperformance risk of the Company. The amounts shown in the above table are net of reinsurance. The inputs are market observable; therefore, the Company classifies these as Level 2 liabilities.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

(7)	Investments

Investment Risks and Uncertainties

Investments are exposed to various risks and uncertainties that affect the determination of estimated fair values, the ability to sell certain investments during strained market conditions, the recognition of impairments, and the recognition of income on certain investments. These risks and uncertainties include:

•	the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;

•	the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;

•	the risk that the Company obtains inaccurate information for the determination of the estimated fair value estimates and other than temporary impairments; and

•	the risk that new information or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value.

Any of these situations are reasonably possible and could result in a charge to income in a future period.

The determination of impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with each asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

The recognition of income on certain investments, including asset-backed and mortgage-backed securities, is dependent upon certain factors such as prepayments and defaults, and changes in factors could result in changes in amounts to be earned.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

Fixed Maturity Securities

Fixed Maturity Securities by Sector

The amortized cost and estimated fair value of available-for-sale and trading securities for fixed maturity securities by sector as of December 31 is as follows:

	2017
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value	Non- credit OTTI
Securities available-for-sale:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. government	$1,971	48	(1)	2,018	—
Obligations of states and political subdivisions	2,735	65	(4)	2,796	—
Corporate	35,960	878	(186)	36,652	—
Asset-backed	3,832	11	(41)	3,802	—
Mortgage-backed	7,953	151	(30)	8,074	(13)

Total fixed maturity securities	$52,451	1,153	(262)	53,342	(13)

Trading securities:
Fixed maturity securities:
Corporate securities	$1,149	52	—	1,201	—
Asset-backed	79	2	—	81	—
Mortgage-backed	3	—	—	3	—

Total fixed maturity securities	$1,231	54	—	1,285	—

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

	2016
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value	Non- credit OTTI
Securities available-for-sale:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. government	$1,983	75	(7)	2,051	—
Obligations of states and political subdivisions	2,842	32	(20)	2,854	—
Corporate	36,547	915	(372)	37,090	—
Asset-backed	3,365	25	(75)	3,315	—
Mortgage-backed	6,095	149	(61)	6,183	(13)

Total fixed maturity securities	$50,832	1,196	(535)	51,493	(13)

Trading securities:
Fixed maturity securities:
Corporate securities	$1,274	107	—	1,381	—
Asset-backed	116	5	—	121	—
Mortgage-backed	7	—	—	7	—

Total fixed maturity securities	$1,397	112	—	1,509	—

Non-credit other than temporary impairment (“OTTI”) represents the amount of cumulative non-credit OTTI losses recognized in other comprehensive income on securities as of the date of OTTI that also had credit impairments.

The Company’s fixed maturities portfolio is comprised primarily of investment grade securities. Based upon designations by the NAIC, investment grade securities comprised 95.9% and 97.6% of the Company’s total available-for-sale and trading fixed maturity securities portfolio as of December 31, 2017 and 2016, respectively.

Investments with a fair value of $1,780 and $1,811 as of December 31, 2017 and 2016, respectively, were on deposit with various regulatory agencies as required by law and are included in securities available-for-sale.

Maturities of Fixed Maturity Securities

The amortized cost and estimated fair value of fixed maturity securities available-for-sale and trading as of December 31, 2017, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are classified based on the last payment date of the underlying mortgage loans with the longest contractual duration as of December 31, 2017.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

	Fixed maturity securities
	Available-for-sale		Trading
	Amortized cost	Estimated fair value	Amortized cost	Estimated fair value
Due in one year or less	$4,388	4,462	228	234
Due after one year through five years	9,997	10,255	924	970
Due after five years through ten years	25,182	25,665	—	—
Due after ten years	12,884	12,960	79	81

Total	$52,451	53,342	1,231	1,285

Continuous Gross Unrealized Losses for Fixed Maturity Securities

The following tables present the estimated fair value and gross unrealized losses of the Company’s fixed maturity (aggregated by sector) securities in an unrealized loss position, aggregated by length of time the securities have been in a continuous unrealized loss position at December 31:

	Less than 12 months		12 months or longer		Total
	Estimated fair value	Unrealized losses	Estimated fair value	Unrealized losses	Estimated fair value	Unrealized losses
2017
U.S. Treasury securities and obligations of U.S. government	$114	(1)	—	—	114	(1)
Obligations of states and political subdivisions	230	—	291	(4)	521	(4)
Corporate	2,916	(63)	3,589	(123)	6,505	(186)
Asset-backed	1,700	(15)	964	(26)	2,664	(41)
Mortgage-backed	1,200	(10)	660	(20)	1,860	(30)

Total	$6,160	(89)	5,504	(173)	11,664	(262)

2016
U.S. Treasury securities and obligations of U.S. government	$250	(7)	—	—	250	(7)
Obligations of states and political subdivisions	1,128	(20)	—	—	1,128	(20)
Corporate	11,454	(316)	789	(56)	12,243	(372)
Asset-backed	1,820	(67)	182	(8)	2,002	(75)
Mortgage-backed	2,156	(61)	—	—	2,156	(61)

Total	$16,808	(471)	971	(64)	17,779	(535)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

Concentrations related to fixed maturity securities in an unrealized loss position are included in the tables below. The tables summarize the fixed maturity securities by sector in an unrealized loss position for less than and greater than twelve months as of December 31:

Unrealized losses	Less than 12 months	12 months or longer	Total	Number of securities
2017
99.9%-80%:
U.S. Treasury securities and obligations of U.S. government	$(1)	—	(1)	1
Obligations of states and political subdivisions	—	(4)	(4)	2
Corporate	(63)	(123)	(186)	20
Asset-backed	(15)	(26)	(41)	7
Mortgage-backed	(10)	(20)	(30)	5

Total	$(89)	(173)	(262)	35

2016
99.9%-80%:
U.S. Treasury securities and obligations of U.S. government	$(7)	—	(7)	1
Obligations of states and political subdivisions	(20)	—	(20)	4
Corporate	(316)	(56)	(372)	40
Asset-backed	(67)	(8)	(75)	6
Mortgage-backed	(61)	—	(61)	6

Total	$(471)	(64)	(535)	57

Evaluation of Other Than Temporarily Impaired Investments

Management regularly reviews its fixed maturity securities portfolios to evaluate the necessity of recording impairment losses for other than temporary declines in fair value of investments.

An analysis is prepared which focuses on the issuer’s ability to service its debts and the extent and length of time the security has been valued below cost. This review process includes an assessment of the credit quality and an assessment of the present value of future cash flows of the identified investment in the securities portfolio.

For corporate securities, the Company evaluates the present value of cash flows using the financial performance of the issuer based upon credit performance and investment ratings. Residential mortgage-backed securities and asset-backed securities are assessed for impairment using default estimates based on

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

the underlying collateral performance including default rates, recovery rates and prepayment speeds. Cash flows generated by the collateral are then utilized, along with consideration for the issue’s position in the overall structure, to determine cash flows associated with the security.

For any securities identified in the review of the portfolio, the Company considers additional relevant facts and circumstances in evaluating whether the security is other than temporarily impaired. Relevant facts and circumstances that may be considered include:

•	comparison of current estimated fair value of the security as compared to cost;

•	length of time the estimated fair value has been below cost;

•	financial position of the issuer, including the current and future impact of any specific events, including changes in management;

•	analysis of issuer’s key financial ratios based upon the issuer’s financial statements;

•	any items specifically pledged to support the credit along with any other security interests or collateral;

•

the Company’s intent to sell the security or if it is more likely than not that it will be required to sell the security before it can recover the amortized cost or, for equity securities, the forecasted recovery of estimated fair value in a reasonable period of time;

•	overall business climate including litigation and government actions;

•	rating agency downgrades;

•	analysis of late payments, revenue forecasts and cash flow projections for use as indicators of credit issues; and

•	other circumstances particular to an individual security.

For each security deemed by management that meets the criteria for additional analysis, the Company prepares an analysis of the present value of the expected cash flows, using the interest rate implicit in the investment at the date of acquisition. To the extent that the present value of cash flows generated by a debt security is less than the amortized cost, an OTTI is recognized in the statements of income.

For those debt securities for which the Company has the intent to sell the security, or if it is more likely than not that it will be required to sell the security before recovery of the amortized cost, the entire unrealized loss (the amount that the amortized cost basis exceeds the estimated fair value) is recognized in the statements of income. For those debt securities for which the Company does not intend to sell the security and it is not more likely than not that the Company will be required to sell the security, but the security has suffered a credit loss (the amortized cost basis exceeds the present value of the expected cash flows), the impairment charge (excess of amortized cost over estimated fair value) is bifurcated with the credit loss portion recorded in the statements of income, and the remainder, or non-credit loss portion, is recorded in other comprehensive income (loss). The Company prospectively accretes the value of the investment through interest income to the extent the future cash flows of the security are expected to be in excess of the new cost basis.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

The Company discloses as part of the separate component of AOCI the non-credit portion of any OTTI. Subsequent changes in estimated fair value that are not considered OTTI are not included in the separate component of AOCI.

Current Year Evaluation

The Company has concluded securities in an unrealized loss position as of December 31, 2017 and 2016 reflect temporary fluctuations in economic factors that are not indicative of OTTI due to the Company’s ability and intent to hold the fixed maturity security investments until recovery of estimated fair value or amortized cost.

Total unrealized losses decreased from December 31, 2016 to December 31, 2017 due to tighter credit spreads. Additionally, unrealized losses declined in certain industry sectors (i.e. energy, oil, mining) due to overall sector recoveries in value. Accordingly no write-downs were deemed necessary for the securities reflected in the tables above.

Variable Interest Entities

In the normal course of business, the Company invests in fixed maturity securities structured through trusts that could qualify as VIE. A VIE is a legal entity that lacks sufficient equity to finance their activities, or the equity investors of the entities as a group lack any of the characteristics of a controlling interest. The primary beneficiary of a VIE is generally the enterprise that has both the power to direct the activities most significant to the VIE, and is the enterprise that will absorb a majority of the fund’s expected losses or receive a majority of the fund’s expected residual returns. The Company evaluates its interest in certain fixed maturity investments, corporate securities, mortgage-backed securities, and asset-backed securities, to determine if the entities meet the definition of a VIE and whether the Company is the primary beneficiary and should consolidate the entity based upon the variable interests it held both at inception and where there is a change in circumstances that requires a reconsideration.

The Company has determined that it is not the primary beneficiary of these investments as the Company does not have the power to direct the activities that most significantly impact the entities’ performance. The Company’s maximum exposure to loss is limited to the carrying values of these securities. There are no liquidity arrangements, guarantees or other commitments by third parties that affect the fair value of the Company’s interest in these assets.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

Net Investment Income

Analysis of investment income by investment type follows for the years ended December 31:

	Investment income
	2017	2016	2015
Gross investment income:
Fixed maturity available-for-sale securities	$2,003	1,878	1,787
Fixed maturity trading securities	88	105	170
Short-term investments	14	7	4

Total gross investment income	2,105	1,990	1,961
Investment income due to reinsurers	—	—	13
Investment expenses	(18)	(20)	(12)

Net investment income	$2,087	1,970	1,962

Net Realized Gains (Losses)

Analysis of net realized gains (losses) by investment type follows for the years ended December 31:

	Realized (losses) gains on investments
	2017	2016	2015
Securities available-for-sale:
Fixed maturity securities	$(2)	(1)	24
Equity securities	(4)	(1)	(5)
Fixed maturity trading securities	5	16	—

Net realized (losses) gains on investments	$(1)	14	19

Realized gains (losses) on investments, as shown in the table above, include write-downs for OTTI of $0, $27 and $23 for the years ended December 31, 2017, 2016 and 2015, respectively. As of December 31, 2017, fixed maturity securities with a carrying value of $377, which had a cumulative write-down of $70 due to OTTI, remained in the Company’s investment portfolio.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

The following tables summarize total OTTI losses on securities by asset type for the years ended December 31:

	Total	Recognized in	Recognized in
	OTTI	OCI	earnings
2017
Mortgage-backed securities	$—	—	—

2016
Mortgage-backed securities	$—	(27)	27

2015
Mortgage-backed securities	$1	(22)	23

Credit Loss Rollforward

The following table summarizes the cumulative amounts related to the Company’s credit loss portion of the OTTI losses on fixed maturity securities held as of December 31, that the Company does not intend to sell and it is not more likely than not that the Company will be required to sell the security prior to recovery of the amortized cost basis and for which the non-credit portion of the loss is included in other comprehensive income:

	2017	2016	2015
Cumulative credit loss, beginning of year	$70	43	20
New credit losses	—	—	12
Incremental credit losses on securities included in the beginning balance	—	27	11

Cumulative credit loss, end of year	$70	70	43

Sales of Fixed Maturity Securities, Available-for-Sale

The following table summarizes fixed maturity securities available-for-sale activity:

	2017	2016	2015
Proceeds from the sale and maturity	$2,920	2,505	4,844

Gross realized gains on the sale and maturity	$5	12	8

Gross realized losses on the sale and maturity	$2	1	—

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

Net Unrealized Gains (Losses) on Available-for-Sale Securities

An analysis by investment type of the change in unrealized gains (losses), before taxes, on securities available-for-sale is as follows for the years ended December 31:

	2017	2016	2015
Fixed maturity	$230	158	(1,231)

The components of net unrealized gains (losses) on securities available-for-sale in AOCI arising during the period were as follows as of December 31:

	2017	2016	Change
Securities available for sale	$891	661	230
Deferred policy acquisition costs	(38)	(55)	17
Deferred federal income tax provision	(179)	(212)	33

Net unrealized gains	$674	394	280

	2016	2015	Change
Securities available for sale	$661	503	158
Deferred policy acquisition costs	(55)	51	(106)
Deferred federal income tax provision	(212)	(194)	(18)

Net unrealized gains	$394	360	34

	2015	2014	Change
Securities available for sale	$503	1,734	(1,231)
Deferred policy acquisition costs	51	(151)	202
Deferred federal income tax provision	(194)	(554)	360

Net unrealized gains	$360	1,029	(669)

(8)	Derivative Financial Instruments

The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include variable annuities with GMAB and GMWB riders. These contracts do not qualify for hedge accounting or have not been designated in hedging relationships by the Company pursuant to ASC Topic 815, Derivatives and Hedging.

The following table presents a summary of the estimated fair value of derivatives held by the Company along with the amounts recognized in the balance sheets.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

		December 31
Derivatives not designated as		2017	2016
hedging instruments under ASC 815	Balance sheet location	Fair value	Fair value
Asset derivatives:
GMAB reinsurance contracts	Reinsurance recoverable	$—	88
GMAB/GMWB embedded derivatives[1]	Other assets	1,333	91

Total		$1,333	179

Liability derivatives:
GMAB embedded derivatives	Future policy benefits and claims	$—	150
GMAB/GMWB reinsurance contracts[2]	Future policy benefits and claims	1,042	—

Total		$1,042	150

[1]	GMAB/GMWB riders reclassed as assets due to negative liability balances.
[2]	GMAB/GMWB reinsurance contracts ceded reclassed as liabilities due to negative liability balances.

The following table presents the effect of derivative instruments on the statements of income for the years ended December 31:

		Amount of gain (loss)
		recognized in income
Derivatives not designated as	Location of gain (loss)	on derivatives
hedging instruments under ASC 815	recognized in income on derivatives	2017	2016	2015
GMAB reinsurance contracts	Benefits and claims	$(88)	(254)	(101)
GMAB/GMWB embedded derivatives	Benefits and claims	1,392	340	(315)
GMAB/GMWB reinsurance contracts	Benefits and claims	(1,042)	—	359

Total		$262	86	(57)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

(9)	Deferred Policy Acquisition Costs

The deferred policy acquisition costs and changes thereto for the years ended December 31, 2017 and 2016 were as follows:

	2017	2016
Balance - beginning of year	$21,643	20,079
Acquisition costs deferred	1,233	1,667
Amortization	(2,410)	3
Unrealized investment gains	17	(106)

Balance - end of year	$20,483	21,643

As a result of claims emergence in late 2015 and into 2016, during 2016, the Company performed a holistic review of variable annuity policyholder behavior experience with an emphasis on how the presence of riders such as GMIBs and GLWBs influence that behavior. Based on the results of the experience study, updates were made to assumptions and modeling of partial withdrawals, GLWB utilization, GMIB utilization, GMIB/GLWB claim calculations and full surrenders. The income impacts of the assumption refinements include a $120 impact from G reserves and a $(839) impact to DAC amortization, including sales inducements, as of September 30, 2016. In 2017, the Company focused on economic assumptions making updates to the assumed interest rates and the long-term separate account return. Base lapse rates and non-systematic withdrawal rates were also reviewed and updated in 2017.

(10)	Future Policy Benefits and Claims

The liability for future policy benefits and claims is comprised of basic and benefit reserves for traditional life products, universal life policies, and investment contracts, including riders.

The liability for future policy benefits for traditional life products has been established based upon the net level premium method using interest rates varying from 3.0% to 6.0%.

The liability for future policy benefits for universal life policies and investment contracts represents approximately 97% and 85% of the total liability for future policy benefits as of December 31, 2017 and 2016, respectively. The liability has been established based on accumulated contract values without reduction for surrender penalty provisions. The average interest rate credited on investment product policies was 3.3%, 2.9% and 3.2% for the years ended December 31, 2017, 2016 and 2015, respectively. Approximately 74% and 82%, as of December 31, 2017 and 2016, respectively, of the universal life policies and investment contracts were at their guaranteed minimum interest rate.

Reserves are calculated using withdrawal, mortality, and morbidity rates. Withdrawal rates vary by issue age, type of coverage and policy duration and are based on Company experience. Mortality and morbidity rates which are guaranteed within insurance contracts are based on published tables and Company experience.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

As discussed in Note 3, the Company has five main types of rider benefits offered with individual variable annuity contracts: GMDBs, GMIBs, GLWBs, GMABs, and GMWBs.

GMDB Riders

Certain variable annuity contracts include GMDB riders with the base contract and offer additional death and income benefits through riders that can be added to the base contract. These GMDB riders typically provide that upon the death of the annuitant, the beneficiaries could receive an amount in excess of the contract value. The GMDB rider benefit could be equal to the premiums paid into the contract, the highest contract value as of a particular time, e.g., every contract anniversary, or the premiums paid into the contract times an annual interest factor. The Company assesses a charge for the GMDB riders and prices the base contracts to allow the Company to recover a charge for any built-in death benefits.

The Company’s GMDB claim reserves are determined by estimating the expected value of death benefits and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance as appropriate, with a related charge or credit to benefits and claims in the period of evaluation if actual experience or other evidence suggests that earlier assumptions should be revised. Additionally, a decline in the stock market, causing the contract value to fall below the amount defined in each contract, could result in additional claims.

The Company reinsures Premium Protection GMDB riders sold with GLWB riders issued from August 2012 through 2014 with an affiliate. As of 2015, the Company no longer reinsures any new riders issued.

GMIB Riders

Certain variable annuity contracts include GMIB riders with the base contract. These riders allow the policyholder to annuitize the contract after ten years and to receive a guaranteed minimum monthly income for life. The amount of the payout is based upon a guaranteed income base that is typically equal to the greater of the premiums paid increased by 5% annually (6% for riders sold before May 2009) or the highest contract value on any contract anniversary. In some instances, based upon the age of the annuitant, the terms of this rider may be less favorable for the contract purchaser. The amount of the monthly income is tied to annuitization tables that are built into the GMIB rider. In the event that the policyholder could receive a higher monthly income by annuitization based upon the Company’s current annuitization rates, the annuitant will automatically receive the higher monthly income. The Company continued to sell the GMIB rider in the state of New York until August 2012. The Company reinsures 100% of the GMIB riders issued with an affiliate.

GMIB claim reserves are determined each period by estimating the expected value of annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance as appropriate, with a related charge or credit to benefits and claims in the period of evaluation, if actual experience or other evidence suggests that earlier assumptions should be revised.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

GLWB Riders

The Company began issuing the GLWB rider in August, 2012. The GLWB rider allows the owner to take withdrawals from the contract at a guaranteed percentage of the GLWB base every year even if the contract value goes to zero. Such guaranteed withdrawals may start any time after the annuitant reaches age 59 1/2. The percentage withdrawal amount guaranteed increases if the annuitant attains a higher age band before the owner starts taking withdrawals. In some versions of GLWB riders sold in 2014 and later, there is a guaranteed minimum percentage withdrawal amount for the first 15 years of the contract; if the policyholder’s account value goes to zero subsequent to the 15 year guarantee period, the percentage withdrawal amount is then calculated per a specified formula based on the 10 year treasury rate from the preceding 90 calendar days, with the calculated treasury linked rate subject to a specified cap and floor.

At policy inception, the GLWB base is set at the amount of the purchase payments and it is increased by the amount of future purchase payments. It increases (roll-up) by up to eight percent simple interest every year for the first ten years, as long as no withdrawal is made. If a withdrawal is made in any year during the first ten years, there is no roll-up at all for that year. If the contract value exceeds the GLWB base on any contract anniversary prior to the first contract anniversary after the annuitant reaches age 95, the GLWB base resets to the contract value and a new ten-year roll-up period begins.

In addition to the roll-up feature, some versions of the GLWB rider also provide for a top-off of the GLWB base at the end of the tenth contract year subject to attained age restrictions where applicable if the owner has not made any withdrawals in the first ten years. The top-off is equal to two hundred percent of the first-year purchase payments. Policyholders are eligible for only one top-off during the contractual term. A reset to the contract value does not start a new top-off period. A top-off will typically not occur if there is any reset in the first ten years.

For GLWB riders, claim reserves are determined each period by estimating the expected value of withdrawal benefits in excess of the projected account balance at the date of the rider entering the lifetime annuity period and recognizing the excess ratably over the accumulation period based on total assessments as the later generation riders do not meet the definition of a derivative. The Company regularly evaluates estimates used and adjusts the additional liability balance as appropriate, with a related charge or credit to benefits and claims in the period of evaluation, if actual experience or other evidence suggests that earlier assumptions should be revised. The Company reinsures 100% of the GLWB riders issued through 2014, excluding the GLWB interest sensitive riders which the Company began issuing in 2014. As of 2015, the Company no longer reinsures any new riders issued.

GMAB Riders

Certain variable annuity contracts include a GMAB rider. On the eighth or tenth anniversary, depending on the version of the rider, the policyholder’s account value will increase to the amount of the initial deposit if the account value at that anniversary is less than the initial deposit. A GMAB rider represents an embedded derivative in the variable annuity contract that is required to be separated from, and valued apart from, the host variable annuity contract. The embedded derivative is carried at estimated fair value and reported in future policy benefits and claims.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

The estimated fair value of the GMAB embedded derivative is calculated based on actuarial assumptions related to the projected benefit cash flows, incorporating numerous assumptions including, but not limited to, expectations of contract holder persistency, market returns, correlations of market returns and market return volatility. The Company reinsures 100% of the GMAB riders issued through 2014. As of 2015, the Company no longer reinsures any new riders issued.

GMWB Riders

Certain variable annuity contracts include a GMWB rider, which is similar to the GMAB rider noted above except the policyholder is allowed to make periodic withdrawals instead of waiting for the benefit in a lump sum at the end of the tenth year. A GMWB rider represents an embedded derivative in the variable annuity contract that is required to be separated from, and valued apart from, the host variable annuity contract. The embedded derivative is carried at estimated fair value and reported in future policy benefits and claims.

The estimated fair value of a GMWB embedded derivative is calculated based on actuarial assumptions related to projected benefit cash flows, incorporating numerous assumptions including, but not limited to, expectations of contract holder persistency, market returns, correlations of market returns and market return volatility. The Company discontinued the sale of its GMWB rider in 2009 and reinsures 100% of the GMWB riders issued. The activity associated with GMWB riders is included with GMAB riders and labeled “GMAB”.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

The following tables summarize the account values and net amount at risk, net of reinsurance, for variable annuity contracts with guarantees invested in both general and separate accounts as of December 31 (note that most contracts contain multiple guarantees):

	2017
	Death benefits	Living benefits
	GMDB	GMIB	GLWB	GMAB
Return of net deposit
Total account value	$129,392	—	—	157,964
Separate account value	$105,287	—	—	157,573
Net amount at risk [1]	$48	—	—	—
Weighted average attained age of contract holders	67	—	—	65
Return of net deposits accrued at a stated rate
Total account value	$—	—	—	364
Separate account value	$—	—	—	364
Net amount at risk [1]	$—	—	—	—
Weighted average attained age of contract holders	—	—	—	76
Highest of return of net deposits accrued at a stated rate and return of highest anniversary value
Total account value	$—	185,799	187,708	—
Separate account value	$—	183,787	187,182	—
Net amount at risk [1]	$—	—	—	—
Weighted average attained age of contract holders	—	65	67	—
Return of highest anniversary value
Total account value	$336,266	—	—	—
Separate account value	$331,076	—	—	—
Net amount at risk [1]	$138	—	—	—
Weighted average attained age of contract holders	67	—	—	—
Total
Total account value	$465,658	185,799	187,708	158,328
Separate account value	$436,363	183,787	187,182	157,937
Net amount at risk [1]	$186	—	—	—
Weighted average attained age of contract holders	67	65	67	65

[1]	Death benefit net amount at risk and living benefit net amount at risk are not additive at the contract level.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

	2016
	Death benefits	Living benefits
	GMDB	GMIB	GLWB	GMAB
Return of net deposit
Total account value	$128,879	—	—	147,029
Separate account value	$104,832	—	—	146,558
Net amount at risk [1]	$1,517	—	—	97
Weighted average attained age of contract holders	66	—	—	65
Return of net deposits accrued at a stated rate
Total account value	$—	—	—	325
Separate account value	$—	—	—	325
Net amount at risk [1]	$—	—	—	—
Weighted average attained age of contract holders	—	—	—	75
Highest of return of net deposits accrued at a stated rate and return of highest anniversary value
Total account value	$—	175,077	166,067	—
Separate account value	$—	172,903	164,730	—
Net amount at risk [1]	$—	—	—	—
Weighted average attained age of contract holders	—	65	66	—
Return of highest anniversary value
Total account value	$299,326	—	—	—
Separate account value	$292,347	—	—	—
Net amount at risk [1]	$5,095	—	—	—
Weighted average attained age of contract holders	66	—	—	—
Total
Total account value	$428,205	175,077	166,067	147,354
Separate account value	$397,179	172,903	164,730	146,883
Net amount at risk [1]	$6,612	—	—	97
Weighted average attained age of contract holders	66	65	66	65

[1]	Death benefit net amount at risk and living benefit net amount at risk are not additive at the contract level.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

For guarantees of benefits that are payable in the event of death (GMDB), the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the account balance as of the balance sheet date.

For benefit guarantees that are payable at annuitization (GMIB), the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contract holder, determined in accordance with the terms of the contract and best estimate assumptions, where applicable, in excess of the account balance as of the balance sheet date.

For benefit guarantees that are payable upon withdrawal (GLWB), the net amount at risk is generally defined as the present value of the current maximum guaranteed withdrawal available to or taken by the contract holder, determined in accordance with the terms of the contract and best estimate assumptions, where applicable, in excess of the account balance as of the balance sheet date.

For accumulation guarantees (GMAB), the net amount at risk is generally defined as the guaranteed minimum accumulation balance in excess of the account balance as of the balance sheet date.

The assets supporting the variable portion of all variable annuities are carried at fair value and reported as assets held in separate accounts, with an equivalent amount reported as liabilities related to separate accounts. All separate account assets associated with these contracts are invested in shares of various mutual funds offered by the Company and its sub advisors. Some riders require that separate account funds be invested in asset allocation models, managed volatility models and/or have other investment restrictions.

The Company did not transfer assets from the general account to the separate account for any of its variable annuity contracts during 2017 and 2016.

The following table summarizes account balances of variable annuity contracts with guarantees that were invested in separate accounts as of December 31:

	2017	2016
Mutual funds:
Bond	$132,129	120,041
Equity	288,872	260,760
Money market	15,362	16,378

Total	$436,363	397,179

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

The following table summarizes the reserve balances, net of reinsurance, for variable annuity contracts with guarantees as of December 31:

	GMDB	GMIB	GLWB	GMAB
Balance at December 31, 2015	$506	—	20	57
Incurred claims	375	133	—	—
Paid claims	(375)	(133)	—	—
Other [1]	113	—	27	(177)

Balance at December 31, 2016	$619	—	47	(120)

Incurred claims	35	—	—	—
Paid claims	(35)	—	—	—
Other [1]	(112)	—	39	(171)

Balance at December 31, 2017	$507	—	86	(291)

[1]

The components that make up the ‘Other’ line above include items affecting reserve balances outside of paid and incurred claims. This includes, but is not limited to, interest, accrual, true-up, unlockings and market factors.

As of December 31, 2017, direct G reserves were $3,963, ceded G reserves were $3,661 and net G reserves were $302. As of December 31, 2016, direct G reserves were $5,469, ceded G reserves were $4,923 and net G reserves were $546.

(11)	Reinsurance

The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company routinely enters into reinsurance transactions with other insurance companies, third parties and subsidiaries. This reinsurance involves either ceding certain risks to or assuming risks from other insurance companies. The Company’s financial statements reflect the effects of assumed and ceded reinsurance transactions.

Affiliate Reinsurance

For the Company’s annuity products, the Company reinsures the various living and death benefit riders, GMIB, GMAB and GMWB, through a 100% coinsurance agreement with ONLIC effective in July, 2007. In 2012, the Company began offering the GLWB and associated riders which are also reinsured with ONLIC through a 100% coinsurance agreement. In 2014, the Company introduced a new version of the GLWB rider, which is not reinsured with ONLIC through the coinsurance agreement. As of 2015, the Company is no longer ceding new business to ONLIC.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

Amounts in the accompanying financial statements related to variable annuity ceded business to ONLIC as of and for the years ended December 31 were as follows:

	2017	2016	2015
Statements of Income:
Reinsurance premiums ceded:
GMIB, GMAB, GLWB and GMWB premiums	$3,057	3,002	2,901
Benefits and claims:
GMIB, GMAB, GLWB and GMWB reserves	(1,430)	683	1,637
GMIB claims	(21)	(17)	—
Balance Sheets:
Reinsurance recoverable:
GMIB, GMAB, GLWB and GMWB reserves	$4,711	4,932	4,078
Reinsurance payables:
Premiums payable	256	254	246

The Company assumed and ceded traditional life insurance. This assumed and ceded block of business is currently in runoff. Amounts in the accompanying financial statements for the ceded traditional life insurance business as of and for the years ended December 31 were as follows:

	2017	2016	2015
Premiums	$942	1,073	1,278
Benefits incurred	1,812	1,508	2,204
Commission and expense allowances	26	33	34
Reinsurance recoverable:
Reserves for future policy benefits	1,188	1,167	1,109
Benefits payable	—	63	—
Paid losses and expense allowances due	730	233	1,214

The reconciliation of traditional life premiums to net premiums for the years ended December 31, were as follows:

	2017	2016	2015
Reinsurance assumed	$942	1,073	1,278
Reinsurance ceded	(942)	(1,073)	(1,278)

Net premiums earned	$—	—	—

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

(12)	Bank Line of Credit

In April 2016, ONFS obtained a new $525,000 senior unsecured, syndicated credit facility. The credit facility was established for the purpose of issuing letters of credit and loans for general corporate purposes and matures in April 2021. In March 2017, ONFS increased this credit facility by $50,000 to $575,000. ONFS did not utilize this facility as of December 31, 2016 for the benefit of the Company.

There was no interest or fees paid by the Company on these credit facilities in 2017, 2016 or 2015.

(13)	Income Taxes

The provision for income taxes is as follows:

	2017	2016	2015
Current (benefit) expense	$(21)	(639)	126
Deferred (benefit) expense	(1,714)	1,073	744

Provision for income taxes	$(1,735)	434	870

The following table is the reconciliation of the provision for income taxes based on enacted U.S. federal income tax rates to the provision for income taxes reported in the financial statements for the years ended December 31:

	2017	2016	2015
Pre-tax income times U.S. enacted tax rate	$1,194	1,559	1,354
Tax-preferred investment income	(857)	(1,091)	(425)
U.S. Tax rate change	(1,936)	—	—
Other, net	(136)	(34)	(59)

Provision for income taxes	$(1,735)	434	870

Effective tax rate	-50.9%	9.7%	22.5%

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions.

As discussed in Note 4, the United States enacted new tax legislation effective January 1, 2018. The effects of the tax rate change on deferred taxes are reflected in the tax rate reconciliation above. The primary impact on our 2017 financial results was associated with the effect of reducing the U.S. income tax rate from 35% to 21% on our deferred tax balances as of December 31, 2017. Other material provisions of the U.S. tax reform impacting the Company and not effective until January 1, 2018, include, but are not limited to: 1) provisions reducing the dividends received deduction; 2) increasing the tax deferred acquisition cost rates (Tax DAC); 3) modified the tax reserve calculation; and 4) eliminating the corporate alternative minimum tax (AMT).

The largest component of tax-preferred investment income in the rate reconciliation above is the Dividends Received Deduction (“SA DRD”) on separate account assets held in connection with variable annuity and life contracts. For 2017, 2016 and 2015, the Company recognized an income tax benefit of $718, $531 and $574, respectively.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

The tax effects of temporary differences between the financial statement carrying amounts and the tax basis of assets and liabilities that give rise to significant components of the net deferred tax liability relate to the following as of December 31, utilizing a 21% rate in 2017 and a 35% rate in 2016:

	2017	2016
Deferred tax assets:
Future policy benefits	$2,459	4,905
Tax credits	692	—
Other	—	79

Total gross deferred tax assets	3,151	4,984

Deferred tax liabilities:
Investments	213	294
Deferred policy acquisition costs	3,929	6,375
Reinsurance recoverable	1,216	2,156
Other	6	—

Total gross deferred tax liabilities	5,364	8,825

Net deferred tax liability	$2,213	3,841

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which those temporary differences become deductible. The Company considers the scheduled reversal of deferred tax liabilities, projected future income, and prudent and feasible tax planning strategies in making this assessment. Based upon the level of historical taxable income, projections for future income over the periods in which the deferred tax assets are deductible and available tax planning strategies, the Company believes it is more likely than not that it will realize the benefits of these deductible differences.

As of December 31, 2017 and 2016, the Company had no capital loss carryforwards or valuation allowances recorded. As of December 31, 2017 the Company has $94 of uncertain tax positions related to the SA DRD company share percentage(s) for tax return years 2012-2017. As of December 31, 2017, the Company has tax credit carryforwards of $692 expiring in years 2019 through 2027.

(14)	Regulatory RBC and Dividend Restrictions

The Company is required to comply with statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for NSLAC, filed with the New York State Department of Financial Services (the “Department”), are prepared on a basis of accounting practices prescribed or

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

permitted by such regulatory authority. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not prescribed.

The Company does not have any permitted statutory accounting practices as of December 31, 2017 or 2016.

Statutory Surplus and Income

State insurance regulators and the NAIC have adopted RBC requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. As of December 31, 2017, the Company exceeded the minimum RBC requirements.

A company’s risk-based statutory surplus is calculated by applying factors and performing calculations relating to various asset, premium, claim, expense and reserve items. Regulators can then measure the adequacy of a company’s statutory surplus by comparing it to the RBC. Under specific RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the insurance regulators, to its company action level of RBC (known as the RBC ratio), also as defined by insurance regulators. As of December 31, 2017, the Company’s total adjusted capital and company action level RBC was $21,401 and $1,192, respectively, providing an RBC ratio of 1,796%. Additionally, as of December 31, 2017, the Company’s authorized control level RBC was $596.

The statutory basis net income of NSLAC was $2,046, $1,419 and $1,354 for the years ended December 31, 2017, 2016 and 2015, respectively.

The statutory basis capital and surplus of NSLAC was $21,072 and $32,602 as of December 31, 2017 and 2016, respectively.

The primary reasons for the difference between statutory and GAAP accounting for reporting purposes include the following provisions for GAAP:

•

the costs related to successful efforts to acquire business, principally commissions and certain policy issue expenses, are amortized over the period benefited rather than charged to operations in the year incurred;

•

future policy benefit reserves are based on anticipated Company experience for lapses, mortality and investment yield, rather than statutory mortality and interest requirements, without consideration of withdrawals;

•	investments in fixed maturity available-for-sale securities are carried at fair value rather than amortized cost;

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

•

certain assets designated as non-admitted under statutory accounting are excluded from the balance sheet; under GAAP, these assets would be included in the balance sheets, net of any valuation allowance;

•	the asset valuation reserve and interest maintenance reserve are not recorded;

•

the fixed maturity securities that are related to the Company’s funds withheld reinsurance arrangement are classified as trading securities recorded at estimated fair value as opposed to amortized cost;

•	changes in deferred taxes are recognized in operations; and

•	there is a presentation of other comprehensive (loss) income and comprehensive (loss) income.

Dividend Restrictions

The payment of dividends by the Company to ONLIC is limited by New York insurance laws. The maximum ordinary dividend that may be paid without prior approval of the Superintendent of Financial Services is limited to the lesser of 10% of the Company’s statutory surplus (defined by New York Insurance Law, Section 4207a as page 3, line 37 of the Annual Statement) as of the immediate preceding calendar year or the Company’s net gain from operations for the immediately preceding calendar year, not including realized capital gains. Therefore, dividends of approximately $1,857 may be paid by the Company to ONLIC in 2018 without prior approval. The Company declared and paid dividends to ONLIC of $1,300 in 2016. No dividends were declared or paid by the Company in 2017 or 2015.

(15)	Related Party Transactions

The Company has service contracts with affiliated companies whereby the Company is billed for services, office space, equipment and materials necessary to the operation of the Company’s business. Billings are determined by ONLIC, based upon multiple bases (head counts, salaries, number of policies, field compensation, time, reserve account balances, transaction counts, etc.) and management believes these bases are reasonable for determining the expense charges. There is no assurance that these costs would be similar if the Company had to obtain such services, office space, equipment and materials on its own.

NSLAC has a separate administrative service agreement with ONLIC, an investment management agreement with Ohio National Investments, Inc. (“ONII”), an affiliate, and an underwriting agreement with Ohio National Equities, Inc. (“ONEQ”), an affiliate. In 2014, ONLIC enhanced the process of identifying affiliate expenses by automating activities within the billing process to provide a more efficient method to measure, record, and review affiliate expenses. The terms of these agreements call for periodic cash settlements. NSLAC has settled its cash obligations with ONLIC as of December 31, 2017 and 2016. The amounts that NSLAC owed to ONLIC, ONII and ONEQ as of December 31 were as follows, which are shown on the face of the balance sheet:

	2017	2016
ONLIC	$1	8
ONEQ	51	34

Total service charges owed	$52	42

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2017, 2016 and 2015

(Dollars in thousands)

Charges for all services from ONLIC, ONII and ONEQ included in other operating costs and expenses for the years ended December 31 were as follows:

	2017	2016	2015
ONLIC	$949	1,026	1,315
ONII	18	20	12
ONEQ	486	550	747

Total service charges incurred	$1,453	1,596	2,074

(16)	Commitments and Contingencies

In July 2016, the Company entered a lease agreement for office space. This agreement expired at December 31, 2016. Rent expense for this operating lease was $44 during 2016.

Schedule I

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Summary of Investments – Other Than Investments in Related Parties

December 31, 2017

(Dollars in thousands)

Column A	Column B	Column C	Column D
			Amount at
			which shown
		Market	in the
Type of investment	Cost	value	Balance Sheets
Fixed maturity available-for-sale securities:
Bonds:
U.S. Treasury securities and obligations of U.S. government	$1,971	$2,018	$2,018
Obligations of states and political subdivisions	2,735	2,796	2,796
Corporate securities	35,960	36,652	36,652
Asset-backed securities	3,832	3,802	3,802
Mortgage-backed securities	7,953	8,074	8,074

Total fixed maturity available-for-sale securities	52,451	53,342	53,342

Fixed maturity trading securities:
Bonds:
Corporate securities	1,149	1,201	1,201
Asset-backed securities	79	81	81
Mortgage-backed securities	3	3	3

Total fixed maturity trading securities	1,231	1,285	1,285

Other long-term investments	12		12
Short-term investments	1,500		1,500

Total investments	$55,194		56,139

See accompanying report of independent registered public accounting firm.

Schedule III

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Supplementary Insurance Information

Years ended December 31, 2017, 2016 and 2015

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
Year segment	Deferred policy acquisition costs	Future policy benefits, losses, claims, and loss expenses	Unearned premiums[1]	Other policy claims and benefits payable[1]	Premium revenue
2017 total	$20,483	39,388			6
2016 total	21,643	40,090			6
2015 total	20,079	36,351			6

Column A	Column G	Column H	Column I	Column J	Column K
Year segment	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses	Premiums written[2]
2017 total	$2,087	731	2,212	3,720
2016 total	1,970	1,179	6	3,747
2015 total	1,962	1,054	275	3,801

1 Unearned premiums and other policy claims and benefits payable are included in Column C amounts.

2 Not applicable for life insurance companies.

See accompanying report of independent registered public accounting firm.

Schedule IV

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Reinsurance

Years ended December 31, 2017, 2016 and 2015

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
2017:
Life insurance in force	$175	48,569	48,569	175	—%
Premiums:
Life insurance	—	942	942	—	—%
2016:
Life insurance in force	$543	57,526	57,526	543	—%
Premiums:
Life insurance	—	1,073	1,073	—	—%
2015:
Life insurance in force	$1,045	63,063	63,063	1,045	—%
Premiums:
Life insurance	—	1,278	1,278	—	—%

See accompanying report of independent registered public accounting firm.

National Security Variable Account L

Form N-6

Part C

Other Information

Item 24. Financial Statements

Financial Statements of the Registrant and the Depositor can be found in Part B of this filing.

Item 26. Exhibits

The exhibits to this Registration Statement are listed below:

26(a)

Resolution of the Board of Directors of the Depositor authorizing establishment of National Security Variable Account L was filed as Exhibit 1 of the Registrant’s registration statement, Form N-4, on January 7, 2002 (File No. 333-76352) and is incorporated by reference herein.

26(b)	N/A
26(c)

Principal Underwriting Agreement for Variable Contracts between the Depositor and Ohio National Equities, Inc. was filed as Exhibit 3(a) of the Depositor’s variable life insurance registration statement, Form S-6, on January 7, 2002 (File No. 333-76344) and is incorporated by reference herein. Schedule of Sales Commissions was filed as Exhibit 3(c) of Depositor’s variable life insurance registration statement, Form S-6, on January 7, 2002 (File No. 333-76344) and is incorporated by reference herein.

26(d)

Flexible Premium Life Insurance Policy (Form) was filed as Exhibit 5 of the Depositor’s variable life insurance registration statement, Form S-6, on January 7, 2002 (File No. 333-76344) and is incorporated by reference herein.

26(e)

Variable Life Insurance Application Supplement: Suitability Information was filed as Exhibit 10 of the Depositor’s variable life insurance registration statement, Form S-6, on January 7, 2002 (File No. 333-76344) and is incorporated by reference herein.

26(f)

Restated Charter of the Depositor was filed as Exhibit 6(a) of Registrant’s filing on Form S-6 filed on January 7, 2002 (File No. 333-76344) and is incorporated by reference herein. By-laws of the Depositor were filed as Exhibit 6(b) of Registrant’s filing on S-6 filed on January 7, 2002 (File No. 333-76344) and are incorporated by reference herein.

26(g)	N/A
26(h)

Form of Fund Participation Agreement between the Depositor and Ohio National Fund, Inc. was filed as Exhibit 8 of the Depositor’s variable life insurance registration statement, Form S-6, on January 7, 2002 (File No. 333-76344) and is incorporated by reference herein.

26(i)	N/A

26(j)	Powers of Attorney of certain Directors of Depositor are filed herewith as Exhibit 99(26)(j).

26(k)	Legal Opinion was filed as Exhibit 99(k) of Registrant’s Form N-6 on February 9, 2005 (File No. 333-76344) and is incorporated by reference herein.
26(l)	N/A
26(m)	N/A
26(n)	Consents of KPMG LLP are filed herewith as Exhibit 99(26)(n).
26(o)	N/A
26(p)	N/A

26(q)

Memorandum describing the Depositor’s purchase, transfer, redemption and conversion procedures for the policies incorporated by reference to Exhibit 11 of the Registrant’s filing on Form S-6 was filed January 7, 2002.

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address	Position and Offices with Depositor

George E. Castrucci**	Director

Raymond R. Clark**	Director

Gary T. Huffman*	Director

John Mulhall 73 Clover Avenue Floral Park, NY 11001	Director

John J. Palmer**	Director
H. Douglas Cooke, III*	Director; Vice President, Marketing
Kristal E. Hambrick*	Director; Vice President & Chief Risk Officer, Chief Product Actuary

Michael J. DeWeirdt*	President and Chief Executive Officer

R. Todd Brockman*	Vice President, Mutual Fund Operations
Christopher A. Carlson*	Vice President

Rocky Coppola*	Vice President, Treasurer and Chief Financial Officer

Martin T. Griffin*	Vice President, Marketing

Stephen R. Murphy*	Vice President, Capital Markets

Philip C. Byrde*	Investment Officer
Thomas DeGaetano*	Customer Services Officer
J. Keith Dwyer*	Chief Compliance Officer, Separate Accounts
Joseph M. Fischer*	Assistant Counsel and Assistant Secretary, Assistant Privacy Officer, NYID Reg. 60 Officer, Compliance Officer
Paul J. Gerard*	Chief Investment Officer
Kush Kotecha*	Valuation Actuary

Elizabeth F. Martini*	Assistant Counsel, USA Patriot Act Compliance Officer

Therese S. McDonough*	Secretary

Traci Nelson*	Customer Services Officer

Bradley T. Owens*	Tax Officer

Doris L. Paul*	Assistant Treasurer

Nicholas A. Vision*	Tax Officer

Peter Whipple*	Product Development Actuary – Life, Illustration Actuary

*The principal business address for these individuals is: One Financial Way, Montgomery, Ohio 45242.

**The principal business address of these individuals is 810 Seventh Avenue, New York, New York 10019.

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant

No entity is controlled by the Depositor or the Registrant. The Registrant is a separate account of the Depositor. The Depositor is owned by The Ohio National Life Insurance Company, an Ohio insurance company which is owned by Ohio National Financial Services, Inc.

Ohio National Financial Services, Inc. owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
The Ohio National Life Insurance Company (insurance company)	Ohio	100%
ONFlight, Inc. (aviation)	Ohio	100%
Fiduciary Capital Management, Inc. (investment adviser)	Connecticut	100%
Financial Way Realty, Inc. (realty company)	Ohio	100%
Sycamore Re, Ltd. (captive reinsurance company)	Cayman	100%
ONTech, LLC (technology company)	Delaware	100%
Princeton Captive Re, Inc. (captive reinsurance company)	Ohio	100%

The Ohio National Life Insurance Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
Ohio National Life Assurance Corporation (insurance company)	Ohio	100%
Ohio National Equities, Inc. (securities broker dealer)	Ohio	100%
Ohio National Investments, Inc. (investment adviser)	Ohio	100%
The O.N. Equity Sales Company (securities broker dealer)	Ohio	100%
Ohio National Fund, Inc. (registered investment company)	Maryland	100%
Kenwood Re, Inc. (captive reinsurance company)	Vermont	100%
Dow Target Variable Fund LLC (registered investment company)	Ohio	100%
Montgomery Re, Inc. (captive reinsurance company)	Vermont	100%
Camargo Re Captive, Inc. (captive reinsurance company)	Ohio	100%
National Security Life and Annuity Company (insurance company)	New York	100%

The O.N. Equity Sales Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
O.N. Investment Management Company (investment adviser)	Ohio	100%
Ohio National Insurance Agency of Alabama, Inc.	Alabama	100%
Ohio National Insurance Agency, Inc.	Ohio	100%

Sycamore Re, Ltd. owns 100% of the voting securities of ON Foreign Holdings, LLC, a holding company organized under the laws of Delaware.

ON Foreign Holdings, LLC owns (1) 100% of the voting securities of Ohio National International Holdings Cooperatief U.A., a holding company organized under the laws of Netherlands, and (2) 0.01% of the voting securities of ONSV do Brasil Participações Ltda., a holding company organized under the laws of Brazil.

Ohio National International Holdings Cooperatief U.A. owns (1) 100% of the voting securities of ON Netherlands Holdings B.V., a holding company organized under the laws of Netherlands, and (2) 0.01% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Peru.

ON Netherlands Holdings B.V. owns (1) 100% of the voting securities of ON Global Holdings, SMLLC, a holding company organized under the laws of Delaware, (2) 99.99% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Peru, (3) 99.99% of the voting securities of ONSV do Brasil Participações Ltda., a holding company organized under the laws of Brazil, (4) 0.01% of the voting securities of O.N. International do Brasil Participações Ltda., a holding company organized under the laws of Brazil, and (5) 0.01% of the voting securities of Ohio National Sudamerica S.A., a holding company organized under the laws of Chile.

ON Global Holdings, LLC owns (1) 99.99% of the voting securities of Ohio National Sudamerica S.A., a holding company organized under the laws of Chile, and (2) 0.01% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Chile.

Ohio National Sudamerica S.A. owns 99.99% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Chile.

ONSV do Brasil Participações Ltda. owns 99.99% of the voting securities of O.N. International do Brasil Participações Ltda., a holdings company organized under the laws of Brazil.

Item 29. Indemnification

Article X of the Depositor’s Charter provides as follows:

No director shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, that the foregoing provision shall not eliminate or limit (I) the liability of a director if a judgment or other final adjudication adverse to him or her establishes that his or her acts or omissions were in bad faith or involved intentional misconduct or any violation of the Insurance Law or knowing violation of any other law or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled; or (ii) the liability of a director for any act or omission prior to the adoption of this restatement by the shareholders of the Corporation.

Article VIII of the Depositor’s By-laws, “Indemnification of Officers and Directors” provides further details regarding the indemnification of the Depositor’s officers, directors and other employees. The By-laws are contained in Exhibit 6(b) of this registration statement and are incorporated into this Item 28 by reference.

Item 30. Principal Underwriter

The principal underwriter of the Registrant’s securities is Ohio National Equities, Inc. (“ONEQ”). ONEQ is a wholly-owned subsidiary of The Ohio National Life Insurance Company. ONEQ also serves as the principal underwriter of securities issued by Ohio National Variable Accounts A, B and D, other separate accounts of The Ohio National Life Insurance Company which are registered as unit investment trusts; and other policies issues by Ohio National Variable Account R, which separate account is also registered as a unit investment trust.

The directors and officers of ONEQ are:

H. Douglas Cooke, III	Director
Barbara A. Turner	Director
Martin T. Griffin	Director, Chairperson, President & Chief Executive Officer

Thomas J. DeGaetano	Vice President, Annuities
Robert K. Gongwer	Vice President and Tax Officer

Andrew J. VanHoy	Vice President, Compliance
Teresa R. Cooper	Treasurer & Comptroller
Kimberly A. Plante	Secretary

Nicholas A. Vision	Tax Officer

Bradley T. Owens	Tax Officer
John McCaffrey	Tax Officer

The principal business address of each of the foregoing is One Financial Way, Montgomery, Ohio 45242.

During the last fiscal year, ONEQ received the following commissions and other compensation, directly or indirectly, from the Registrant:

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions
$0	None	None

Item 31. Location of Accounts and Records

The books and records of the Registrant which are required under Section 31(a) of the 1940 Act and Rules thereunder are maintained in the possession of the following persons:

(1)   Journals and other records of original entry:

  National Security Life and Annuity Company (“Depositor”)

  One Financial Way

  Montgomery, Ohio 45242

(2)   General and auxiliary ledgers:

   Depositor

(3)  Securities records for portfolio securities:

   Depositor

(4)  Corporate charter, by-laws and minute books:

  Registrant has no such documents.

(5)  Records of brokerage orders:

  Not applicable.

(6)  Records of other portfolio transactions:

   Depositor

(7)  Records of options:

  Not applicable

(8)  Records of trial balances:

   Depositor

(9)  Quarterly records of allocation of brokerage orders and commissions:

  Not applicable

(10)  Records identifying person or group authorizing portfolio transactions:

   Depositor

(11)  Files of advisory materials:

  Not applicable

(12)  Other records

   Depositor

Item 32. Management Services

None

Item 33. Fee Representation

Representations pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended;

National Security Life and Annuity Company represents that the fees and charges deducted under the policy, in the aggregate are reasonable in relation to the services to be rendered, the expenses expected to be incurred and the risks assumed by National Security Life and Annuity Company.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, National Security Variable Account L certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) and has duly caused this Registration Statement to be signed on its behalf in the City of Montgomery and State of Ohio on the 25th day of April, 2018.

National Security Variable Account L

(Registrant)

By National Security Life and Annuity Company

(Depositor)

By /s/ Michael J. DeWeirdt

Michael J. DeWeirdt, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, the depositor has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Montgomery and the State of Ohio on the 25th day of April, 2018.

National Security Life and Annuity Company

(Depositor)

By /s/ Michael J. DeWeirdt

Michael J. DeWeirdt, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities with the depositor and on the dates indicated.

Signature	Title	Date

*/s/ Gary T. Huffman Gary T. Huffman	Director	April 25, 2018
/s/ H. Douglas Cooke, III H. Douglas Cooke, III	Director, Vice President, Marketing	April 25, 2018
*/s/ Kristal E. Hambrick Kristal E. Hambrick	Director, Vice President & Chief Risk Officer, Chief Product Actuary	April 25, 2018
*/s/ John J. Palmer John J. Palmer	Director	April 25, 2018
*/s/ Raymond R. Clark Raymond R. Clark	Director	April 25, 2018
*/s/ George E. Castrucci George E. Castrucci	Director	April 25, 2018
_______________________ John Mulhall	Director	April 25, 2018
/s/ Michael J. DeWeirdt Michael J. DeWeirdt	President and Chief Executive Officer (Principal Executive Officer)	April 25, 2018
/s/ Rocky Coppola Rocky Coppola	Vice President, Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)	April 25, 2018

*By: Therese S. McDonough

Therese S. McDonough, Attorney in Fact pursuant to Powers of Attorney filed herewith

Index of Consents and Exhibits

Exhibit Number	Description	Page Number

99(26)(j)	Powers of Attorney
99(26)(n)	Consents of KPMG LLP